Exhibit 10.1

Execution Version

$1,140,000,000

TERM LOAN CREDIT AGREEMENT

Dated as of June 12, 2026

Among

PRESTIGE CONSUMER HEALTHCARE INC.,
as Holdings,

PRESTIGE BRANDS, INC.,
as the Borrower,

THE GUARANTORS PARTY HERETO FROM TIME TO TIME,

CITIBANK, N.A.,
as Administrative Agent,

and

THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME

CITIBANK, N.A.,
BARCLAYS BANK PLC
MORGAN STANLEY SENIOR FUNDING, INC.
GOLDMAN SACHS BANK USA, and
RBC CAPITAL MARKETS,[1]
as Joint Lead Arrangers and Joint Bookrunners,

---

[1] RBC Capital Markets is a marketing name for the investment banking activities of the Royal Bank of Canada.

TABLE OF CONTENTS

Page

ARTICLE I.
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01	Defined Terms	2
Section 1.02	Other Interpretive Provisions	65
Section 1.03	Accounting Terms	65
Section 1.04	Rounding	66
Section 1.05	References to Agreements, Laws, Etc.	66
Section 1.06	Times of Day	66
Section 1.07	Timing of Payment of Performance	66
Section 1.08	Cumulative Credit and Excluded Contribution Transactions	66
Section 1.09	Pro Forma and Certain Other Calculations	66
Section 1.10	Currency Generally; Judgment Currency	68
Section 1.11	Rates	69
Section 1.12	Limited Condition Transactions	69
Section 1.13	LLC Divisions	71
Section 1.14	Cashless Rolls	71

ARTICLE II.
THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01	The Loans	71
Section 2.02	Borrowings, Conversions and Continuations of Loans	72
Section 2.03	[Reserved]	74
Section 2.04	[Reserved]	74
Section 2.05	Prepayments	74
Section 2.06	Termination or Reduction of Commitments	83
Section 2.07	Repayment of Loans	83
Section 2.08	Interest	83
Section 2.09	Fees	84
Section 2.10	Computation of Interest and Fees	84
Section 2.11	Evidence of Indebtedness	84
Section 2.12	Payments Generally	85
Section 2.13	Sharing of Payments	87
Section 2.14	Incremental Credit Extensions	87
Section 2.15	Refinancing Amendments	91
Section 2.16	Extension of Term Loans	92

ARTICLE III.
TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY

Section 3.01	Taxes	94
Section 3.02	Illegality	97
Section 3.03	Benchmark Replacement Setting	97
Section 3.04	Increased Cost and Reduced Return; Capital Adequacy	99
Section 3.05	Funding Losses	100

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Page -ii- Section 3.06 Matters Applicable to All Requests for Compensation ................................................ 100 Section 3.07 Replacement of Lenders under Certain Circumstances................................................ 101 Section 3.08 Survival ........................................................................................................................ 102 ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension .......................................................................... 103 Section 4.02 Conditions to All Credit Extensions after the Closing Date......................................... 106 Section 4.03 Conditions to Term B-1 Loans ..................................................................................... 106 ARTICLE V. REPRESENTATIONS AND WARRANTIES Section 5.01 Existence, Qualification and Power; Compliance with Laws ...................................... 108 Section 5.02 Authorization; No Contravention ................................................................................. 108 Section 5.03 Governmental Authorization; Other Consents ............................................................. 108 Section 5.04 Binding Effect .............................................................................................................. 109 Section 5.05 Financial Statements; No Material Adverse Effect ...................................................... 109 Section 5.06 Litigation ...................................................................................................................... 110 Section 5.07 Ownership of Property; Liens ...................................................................................... 110 Section 5.08 Environmental Matters ................................................................................................. 110 Section 5.09 Taxes ............................................................................................................................ 111 Section 5.10 ERISA Compliance ...................................................................................................... 111 Section 5.11 Subsidiaries; Equity Interests ....................................................................................... 112 Section 5.12 Margin Regulations; Investment Company Act ........................................................... 112 Section 5.13 Disclosure ..................................................................................................................... 112 Section 5.14 Labor Matters ............................................................................................................... 113 Section 5.15 Intellectual Property; Licenses, Etc .............................................................................. 113 Section 5.16 Solvency ....................................................................................................................... 113 Section 5.17 Subordination of Junior Financing ............................................................................... 113 Section 5.18 USA Patriot Act ........................................................................................................... 113 Section 5.19 Security Documents ..................................................................................................... 114 ARTICLE VI. AFFIRMATIVE COVENANTS Section 6.01 Financial Statements .................................................................................................... 115 Section 6.02 Certificates; Other Information .................................................................................... 117 Section 6.03 Notices .......................................................................................................................... 118 Section 6.04 Payment of Taxes ......................................................................................................... 118 Section 6.05 Preservation of Existence, Etc ...................................................................................... 118 Section 6.06 Maintenance of Properties ............................................................................................ 119 Section 6.07 Maintenance of Insurance ............................................................................................ 119 Section 6.08 Compliance with Laws ................................................................................................. 119 Section 6.09 Books and Records ....................................................................................................... 119 Section 6.10 Inspection Rights .......................................................................................................... 120 Section 6.11 Additional Collateral; Additional Guarantors .............................................................. 120 Section 6.12 Compliance with Environmental Laws ........................................................................ 122 Section 6.13 Further Assurances ....................................................................................................... 122 Page -iii- Section 6.14 Designation of Subsidiaries .......................................................................................... 123 Section 6.15 Maintenance of Ratings ................................................................................................ 123 Section 6.16 Post-Closing Obligations .............................................................................................. 123 ARTICLE VII. NEGATIVE COVENANTS Section 7.01 Liens ............................................................................................................................. 124 Section 7.02 Investments .................................................................................................................. 128 Section 7.03 Indebtedness ................................................................................................................. 130 Section 7.04 Fundamental Changes .................................................................................................. 133 Section 7.05 Dispositions .................................................................................................................. 135 Section 7.06 Restricted Payments ..................................................................................................... 137 Section 7.07 Change in Nature of Business ...................................................................................... 140 Section 7.08 Transactions with Affiliates ......................................................................................... 140 Section 7.09 Burdensome Agreements ............................................................................................. 142 Section 7.10 Use of Proceeds ............................................................................................................ 143 Section 7.11 [Reserved] .................................................................................................................... 143 Section 7.12 Accounting Changes .................................................................................................... 144 Section 7.13 Prepayments, Etc. of Certain Indebtedness .................................................................. 144 Section 7.14 Permitted Activities ...................................................................................................... 144 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default .......................................................................................................... 145 Section 8.02 Remedies Upon Event of Default ................................................................................. 147 Section 8.03 Application of Funds .................................................................................................... 147 ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority ......................................................................................... 148 Section 9.02 Rights as a Lender ........................................................................................................ 149 Section 9.03 Exculpatory Provisions ................................................................................................ 149 Section 9.04 Reliance by Administrative Agent ............................................................................... 150 Section 9.05 Delegation of Duties..................................................................................................... 150 Section 9.06 Resignation of Administrative Agent ........................................................................... 150 Section 9.07 Non-Reliance on Administrative Agent and Other Lenders ........................................ 151 Section 9.08 No Other Duties, Etc .................................................................................................... 151 Section 9.09 Administrative Agent May File Proofs of Claim ......................................................... 151 Section 9.10 Collateral and Guaranty Matters .................................................................................. 152 Section 9.11 Term Loan Secured Hedge Agreements; Intercreditor Agreements ............................ 153 Section 9.12 Withholding Tax Indemnity ......................................................................................... 153 Section 9.13 ERISA Matters ............................................................................................................. 154 Section 9.14 Erroneous Payments ..................................................................................................... 156

Page

ARTICLE X.
MISCELLANEOUS

Section 10.01	Amendments, Etc.	158
Section 10.02	Notices and Other Communications; Facsimile Copies	161
Section 10.03	No Waiver; Cumulative Remedies	163
Section 10.04	Attorney Costs and Expenses	163
Section 10.05	Indemnification by the Borrower	164
Section 10.06	Payments Set Aside	165
Section 10.07	Successors and Assigns	166
Section 10.08	Confidentiality	172
Section 10.09	Setoff	173
Section 10.10	Interest Rate Limitation	173
Section 10.11	Counterparts; Electronic Execution	173
Section 10.12	Integration; Termination	174
Section 10.13	Survival of Representations and Warranties	174
Section 10.14	Severability	174
Section 10.15	GOVERNING LAW	174
Section 10.16	WAIVER OF RIGHT TO TRIAL BY JURY	175
Section 10.17	Binding Effect	175
Section 10.18	USA Patriot Act	176
Section 10.19	No Advisory or Fiduciary Responsibility	176
Section 10.20	ABL Intercreditor Agreement	176
Section 10.21	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	177
Section 10.22	Acknowledgement Regarding Any Supported QFCs	177

ARTICLE XI.
GUARANTEE

Section 11.01	The Guarantee	178
Section 11.02	Obligations Unconditional	178
Section 11.03	Reinstatement	179
Section 11.04	Subrogation; Subordination	180
Section 11.05	Remedies	180
Section 11.06	Instrument for the Payment of Money	180
Section 11.07	Continuing Guarantee	180
Section 11.08	General Limitation on Guarantee Obligations	180
Section 11.09	Release of Guarantors	181
Section 11.10	Right of Contribution	181
Section 11.11	Keepwell	181
Section 11.12	Excluded Swap Obligations Limitation	182

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SCHEDULES

I	Guarantors
Schedule 5.07	Material Real Property
Schedule 7.01	Liens
Schedule 7.02	Investments
Schedule 7.03	Indebtedness
Schedule 7.08	Affiliate Transactions
Schedule 7.09	Burdensome Agreements
Schedule 10.02	Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	[Reserved]
C	Term Note
D-1	Compliance Certificate
D-2	Solvency Certificate
E-1	Assignment and Assumption
E-2	[Reserved]
E-3	Acceptance and Prepayment Notice
E-4	Discount Range Prepayment Notice
E-5	Discount Range Prepayment Offer
E-6	Solicited Discounted Prepayment Notice
E-7	Solicited Discounted Prepayment Offer
E-8	Specified Discount Prepayment Notice
E-9	Specified Discount Prepayment Response
F	Security Agreement
G	Intercompany Note
H	[Reserved]
I	United States Tax Compliance Certificate
J	Junior Lien Intercreditor Agreement
K	First Lien Intercreditor Agreement
L	ABL Intercreditor Agreement
M	[Reserved]

-v-

TERM LOAN CREDIT AGREEMENT

This TERM LOAN CREDIT AGREEMENT is entered into as of June 12, 2026, among PRESTIGE CONSUMER HEALTHCARE INC., a Delaware corporation ("**Holdings**"), PRESTIGE BRANDS, INC., a Delaware corporation (the "**Borrower**"), the other Guarantors party hereto from time to time, CITIBANK, N.A., as Administrative Agent, and each lender from time to time party hereto (collectively, the "**Lenders**" and individually, a "**Lender**").

PRELIMINARY STATEMENTS

Pursuant to that certain asset purchase agreement dated as of March 19, 2026 (the "**Trident Acquisition Agreement**") by and between Borrower, as buyer, and Foundation Consumer Brands, LLC, a Delaware limited liability company, as seller, the Borrower will acquire (the "**Trident Acquisition**") the Transferred Assets (as defined in the Trident Acquisition Agreement).

The Borrower has requested that, substantially simultaneously with the consummation of the Trident Acquisition, the Lenders extend credit to the Borrower in the form of Term B Loans (as this and other capitalized terms used in these preliminary statements are defined in Section 1.01 below) on the Closing Date in an initial aggregate principal amount of $1,045,000,000.

The proceeds of the Term B Loans funding on the Closing Date will be used by the Borrower, together with cash on hand, to pay the consideration in connection with the Trident Acquisition and Transaction Expenses related thereto.

Pursuant to that certain sale and purchase deed dated as of May 10, 2026 (the "**Trust Acquisition Agreement**") by and among PBH Australia Company Pty Limited ACN 164 608 646, a wholly-owned subsidiary of Borrower, as buyer (in such capacity, the "**Trust Buyer**"), Tailor Investments Pty Limited ACN 077 580 244 as trustee for Steven Sher Family Trust and Standive Pty Limited ACN 103 613 154 as trustee for Morris & Lucille Sher Family Trust, as the sellers (collectively, the "**Trust Seller**") and the other parties thereto, the Trust Buyer will acquire (the "**Trust Acquisition**") the Sale Shares (as defined in the Trust Acquisition Agreement).

The Borrower has requested that, substantially simultaneously with the consummation of the Trust Acquisition, the Term B-1 Lenders extend credit to the Borrower in the form of Term B-1 Loans on the Term B-1 Funding Date in an initial aggregate principal amount of $95,000,000.

The proceeds of the Term B-1 Loans funding on the Term B-1 Funding Date will be used by the Borrower, together with cash on hand, to pay the consideration in connection with the Trust Acquisition and Transaction Expenses related thereto.

The applicable Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I.
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

"**2028 Notes**" means the Borrower's 5.125% Senior Notes due 2028.

"**2031 Notes**" means the Borrower's 3.750% Senior Notes due 2031.

"ABL Agent" means Citibank, N.A., in its capacity as administrative agent under the ABL Facility Documentation, or any successor administrative agent or collateral agent under the ABL Facility Documentation.

"ABL Claimholders" has the meaning assigned to such term in the ABL Intercreditor Agreement.

"ABL Credit Agreement" means that certain credit agreement dated as of January 31, 2012, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the ABL Agent, as the same is amended by Amendment No. 10 to the ABL Credit Agreement and as may be amended, restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders, institutional investors or agents), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent permitted by this Agreement and the ABL Intercreditor Agreement; *provided* that, for the avoidance of doubt, a refinancing or replacement of an ABL Credit Agreement with another asset-based loan agreement that is not simultaneous with the termination or of the then-existing ABL Credit Agreement may constitute an "ABL Credit Agreement" for the purposes of the Loan Documents notwithstanding such lack of simultaneity in such refinancing or replacement.

"**ABL Facility**" means that credit facility made available to the Borrower (and any other Subsidiaries of Holdings designated as borrowers thereunder) pursuant to the ABL Credit Agreement.

"ABL Facility Documentation" means the ABL Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith.

"**ABL Facility Dollar Amount**" means $340,000,000.

"**ABL Facility Indebtedness**" means (i) Indebtedness of Holdings, the Borrower or any Restricted Subsidiary outstanding under the ABL Facility Documentation, (ii) any Swap Contract permitted pursuant to Article VII hereof that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is a lender or administrative agent under the ABL Credit Agreement or an Affiliate of a lender or administrative agent under the ABL Credit Agreement at the time such Swap Contract is entered into and (iii) any agreement with respect to Cash Management Obligations permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is a lender or administrative agent under the ABL Credit Agreement or an Affiliate of a lender under the ABL Credit Agreement at the time such agreement is entered into; provided that no Term Loan

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Secured Hedge Agreement shall constitute ABL Facility Indebtedness referred to in clause (ii) of this definition.

"ABL Intercreditor Agreement" means the intercreditor agreement dated as of the Closing Date among the Administrative Agent, the ABL Agent and the Loan Parties, substantially in the form attached as Exhibit L hereto or any other intercreditor agreement among the ABL Agent, one or more Senior Representatives of Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt and the Administrative Agent on terms that are no less favorable in any material respect to the Secured Parties as those contained in the form attached as Exhibit L hereto. From and after the time a Replacement ABL Intercreditor Agreement shall have been entered into, the "ABL Intercreditor Agreement" for purposes of the Loan Documents shall be such Replacement ABL Intercreditor Agreement.

"ABL Priority Collateral" has the meaning assigned to such term in the ABL Intercreditor Agreement.

"**Acceptable Discount**" has the meaning set forth in Section 2.05(a)(v)(D)(2).

"**Acceptable Jurisdiction**" means (a) any state of the United States of America, (b) the District of Columbia, (c) Canada, (d) Australia or (e) any non-United States jurisdiction reasonably satisfactory to the Administrative Agent.

"**Acceptable Prepayment Amount**" has the meaning set forth in Section 2.05(a)(v)(D)(3).

"**Acceptance and Prepayment Notice**" means a notice of the Borrower's acceptance of the Acceptable Discount in substantially the form of Exhibit E-3.

"**Acceptance Date**" has the meaning set forth in Section 2.05(a)(v)(D)(2).

"**Additional Lender**" has the meaning set forth in Section 2.14(c).

"**Additional Refinancing Lender**" means, at any time, any bank, financial institution or other institutional lender or investor (other than any such bank, financial institution or other institutional lender or investor that is a Lender at such time) that agrees to provide any portion of Refinancing Term Loans pursuant to a Refinancing Amendment in accordance with Section 2.15, *provided* that each Additional Refinancing Lender shall be subject to the approval of (i) the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent that each such Additional Refinancing Lender is not then an existing Lender, an Affiliate of a then existing Lender or an Approved Fund and (ii) the Borrower.

"**Administrative Agent**" means Citi, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

"**Administrative Agent's Office**" means the Administrative Agent's address and account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

"**Administrative Questionnaire**" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

"**Affected Financial Institution**" means (a) any EEA Financial Institution or (b) any UK Financial Institution.

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"**Affiliate**" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "**Control**" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "**Controlling**" and "**Controlled**" have meanings correlative thereto.

"**Agent Parties**" has the meaning set forth in Section 10.02(b).

"**Agent-Related Persons**" means the Agents, together with their respective Affiliates, officers, directors, employees, partners, agents, advisors and other representatives.

"**Agents**" means, collectively, the Administrative Agent, the Arrangers and the Bookrunners.

"**Aggregate Commitments**" means the Commitments of all the Lenders.

"**Agreement**" means this Credit Agreement, as amended supplemented or otherwise modified from time to time.

"**All-In Yield**" means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, Term SOFR or Base Rate floors, or otherwise; *provided* that OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); *provided*, *further*, that "All-In Yield" shall not include arrangement fees, structuring fees, commitment fees, underwriting fees or other fees not paid to all Lenders of such Indebtedness.

"**Amendment No. 10 to the ABL Credit Agreement**" means that certain Amendment No. 10 to the ABL Credit Agreement dated as of the date hereof by and among the Borrower, Citi, as administrative agent thereunder, the financial institutions party thereto and the other parties thereto.

"**Anti-Money Laundering Laws**" means (a) the Bank Secrecy Act, 31 U.S.C. § 5311 et seq, as amended; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017 and the Terrorist Asset-Freezing Act 2010, each as amended; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism and related financial record keeping and reporting requirements in any jurisdiction in which Borrower or any Restricted Subsidiary is located or doing business and which are applicable to the Borrower or a Restricted Subsidiary.

"**Applicable Discount**" has the meaning set forth in Section 2.05(a)(v)(C)(2).

"**Applicable Disposition**" means any Disposition (other than an Excluded Disposition) or Casualty Event.

"**Applicable Disposition Percentage**" means, for any Applicable Disposition, (a) 100% if the Consolidated First Lien Net Leverage Ratio after giving Pro Forma Effect to such Applicable Disposition is greater than 3.25:1.00, (b) 50% if the Consolidated First Lien Net Leverage Ratio after giving Pro Forma Effect to such Applicable Disposition is less than or equal to 3.25:1.00 and greater than 2.75:1.00 and (c) 0% if the Consolidated First Lien Net Leverage Ratio after giving Pro Forma Effect to such Applicable Disposition is less than or equal to 2.75:1.00.

"**Applicable ECF Percentage**" means, for any Excess Cash Flow Period, (a) 50% if the Consolidated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is greater than

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-5- 3.25:1.00, (b) 25% if the Consolidated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.25:1.00 and greater than 2.75:1.00 and (c) 0% if the Consoli- dated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 2.75:1.00. “Applicable Rate” means, with respect to the Term B Loans, a percentage per annum equal to (A) for SOFR Loans, 2.00% and (B) for Base Rate Loans, 1.00%. “Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class. “Approved Bank” has the meaning set forth in clause (c) of the definition of “Cash Equivalents.” “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that ad- ministers, advises or manages a Lender. “Arrangers” means Citibank, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Goldman Sachs Bank USA and RBC Capital Markets2, each in its capacity as a joint lead arranger under this Agreement. “Assignees” has the meaning set forth in Section 10.07(b). “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E-1 hereto. “Assignment Taxes” has the meaning set forth in Section 3.01(b). “Attorney Costs” means and includes all reasonable and documented fees, expenses and dis- bursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Per- son, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or ad- visor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an ar- ranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(a)(v); pro- vided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent. “Australian Dollar” means lawful money of Australia. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component 2 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates -6- thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 3.03. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applica- ble Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Arti- cle 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regu- lation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, in- vestment firms or other financial institutions or their affiliates (other than through liquidation, administra- tion or other insolvency proceedings). “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Fed- eral Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citi as its “prime rate” and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day). The “prime rate” is a rate set by Citi based upon various factors including Citi’s costs and desired return, general eco- nomic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Citi shall take ef- fect at the opening of business on the day specified in the public announcement of such change. In no event shall the Base Rate be less than the Base Rate Floor. “Base Rate Floor” means 1.0% per annum. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replace- ment Adjustment. If the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

-7- “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market conven- tion for determining a spread adjustment, or method for calculating or determining such spread adjust- ment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with re- spect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regu- latory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occur- rence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such compo- nent thereof), permanently or indefinitely, provided that, at the time of such statement or publica- tion, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Bench- mark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation -8- thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency offi- cial with jurisdiction over the administrator for such Benchmark (or such component), a resolu- tion authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administra- tor of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Avail- able Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of infor- mation set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Bookrunner” means each of Citibank, N.A., Barclays Bank PLC, Morgan Stanley Senior Fund- ing, Inc., Goldman Sachs Bank USA and RBC Capital Markets, each in its capacity as a joint bookrunner. “Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning specified in Section 6.01. “Borrower Offer of Specified Discount Prepayment” means the offer by any Company Party to make a voluntary prepayment of Term Loans at a Specified Discount to par pursuant to Sec- tion 2.05(a)(v)(B).

-9- “Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by any Company Party of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to Section 2.05(a)(v)(C). “Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by any Com- pany Party of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.05(a)(v)(D). “Borrowing” means a borrowing consisting of Term Loans of the same Type and currency and, in the case of SOFR Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01. “Borrowing Base” means an amount equal to (i) 90% of the face amount of the accounts receiva- ble owing by account debtors that have Investment Grade Ratings plus (ii) 85% of the face amount of the accounts receivable owing by account debtors that do not have Investment Grade Ratings plus (iii) the lesser of (x) 85% of the lower of cost or market value or (y) 85% of the net orderly liquidation value, in each case, of the inventory, in each case, of the Borrower and its Restricted Subsidiaries. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York; provided, that, when used in connection with a SOFR Loan, the term “Business Day” shall exclude any day which is not a U.S. Government Securities Business Day. “Canadian Dollar” means lawful money of Canada. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Cap- italized Leases) by Holdings and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of Holdings and its Restricted Subsidiaries. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capital- ized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accord- ance with GAAP. “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Holdings and the Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated bal- ance sheet of Holdings and the Restricted Subsidiaries. “Cash Collateral Account” means a blocked account at Citi (or another commercial bank se- lected by the Administrative Agent) in the name of the Administrative Agent and under the sole dominion -10- and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Admin- istrative Agent. “Cash Equivalents” means any of the following types of Investments, to the extent owned by Holdings or any Restricted Subsidiary: (a) Dollars, pounds sterling, euros, Canadian Dollars or Australian Dollars; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of the United States, Canada, Australia or the United Kingdom having average maturities of not more than 24 months from the date of acquisi- tion thereof; provided that the full faith and credit of the United States, Canada, Australia or the United Kingdom, as applicable, is pledged in support thereof; (c) time deposits or eurodollar time deposits with, insured certificates of deposit, bankers’ acceptances or overnight bank deposits of, or letters of credit issued by, any commercial bank that (i) is a Lender or (ii) (A) is organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Coop- eration and Development or is the principal banking Subsidiary of a bank holding company orga- nized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development and is a member of the Federal Reserve System, and (B) has combined capital and surplus of at least $250,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with maturities not exceeding 24 months from the date of acquisition thereof; (d) commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation (other than structured investment vehicles and other than corporations used in struc- tured financing transactions) rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case with average maturities of not more than 24 months from the date of acquisition thereof; (e) marketable short-term money market and similar funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower); (f) repurchase obligations for underlying securities of the types described in clauses (b), (c) and (e) above entered into with any Approved Bank; (g) securities with average maturities of 24 months or less from the date of acquisi- tion issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government having an investment grade rating from either S&P or Moody’s (or the equivalent thereof); (h) Investments (other than in structured investment vehicles and structured financ- ing transactions) with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s;

-11- (i) securities with maturities of 12 months or less from the date of acquisition backed by standby letters of credit issued by any Approved Bank; (j) instruments equivalent to those referred to in clauses (a) through (i) above de- nominated in euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any ju- risdiction outside the United States to the extent reasonably required in connection with any busi- ness conducted by any Restricted Subsidiary organized in such jurisdiction; (k) Investments, classified in accordance with GAAP as Current Assets of Holdings or any Restricted Subsidiary, in money market investment programs which are registered under the Investment Company Act of 1940 or which are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such Investments are of the character, quality and maturity described in clauses (a) through (i) of this definition; and (l) investment funds investing at least 95% of their assets in securities of the types described in clauses (a) through (k) above. “Cash Management Obligations” means obligations owed by Holdings or any Restricted Sub- sidiary in respect of any overdraft and related liabilities arising from treasury, depository and cash man- agement services or any automated clearing house transfers of funds. “Casualty Event” means any event that gives rise to the receipt by a Loan Party of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change of Control” shall be deemed to occur if: (a) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), shall have, directly or indirectly, acquired ben- eficial ownership of Equity Interests representing 50% or more of the aggregate voting power represented by the issued and outstanding Equity Interests of Holdings; or (b) Holdings shall cease to own 100% of the Equity Interests of the Borrower. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (1) Holdings becomes a direct or indirect wholly owned subsidiary of a holding company and (2) the direct or indirect holders of the voting power of such holding company immediately following that trans- action are substantially the same as the holders of Holdings’ voting power immediately prior to such transaction. “Citi” means Citibank, N.A., a national banking association, acting in its individual capacity, and its successors and assigns. -12- “Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Term B Commitments, Incremental Commit- ments, Other Term Loan Commitments or Refinancing Term Commitments of a given Refinancing Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans com- prising such Borrowing are Term B Loans, Incremental Term Loans, Other Term Loans, Refinancing Term Loans of a given Refinancing Series or Extended Term Loans of a given Term Loan Extension Se- ries. Term B Commitments, Other Term Loan Commitments and Refinancing Term Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class. “Closing Date” means June 12, 2026. “Code” means the U.S. Internal Revenue Code of 1986, and the United States Treasury Depart- ment regulations promulgated thereunder, as amended from time to time. “Collateral” means the “Collateral” as defined in the Security Agreement and all the “Collateral” or “Pledged Assets” or similar term as defined in any other Collateral Document and any other assets pledged pursuant to any Collateral Document. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Administrative Agent shall have received each Collateral Document required to be delivered (i) on the Closing Date, pursuant to Section 4.01(a)(iv) and (ii) at such time as may be designated therein, pursuant to the Collateral Documents, Section 6.11, 6.13 or 6.16 sub- ject, in each case, to the limitations and exceptions of this Agreement, duly executed by each Loan Party thereto; (b) all Obligations shall have been unconditionally guaranteed by Holdings and each Restricted Subsidiary of Holdings (other than any Excluded Subsidiary and, with respect to the Borrower, other than with respect to a guarantee of its own Obligations) including those that are listed on Schedule I hereto and any Optional Guarantor (each, a “Guarantor”); provided that, in addition, notwithstanding anything to the contrary contained in this Agreement, any Subsidiary of Holdings that is an obligor under any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)) shall be a Guarantor hereunder for so long as it is an obligor under such Speci- fied Debt; (c) the Obligations and the Guaranty shall have been secured by a first-priority secu- rity interest (subject to Liens permitted by Section 7.01) in (i) all the Equity Interests of the Bor- rower, (ii) all Equity Interests of each Restricted Subsidiary that is (x) a wholly owned Domestic Subsidiary (other than a Domestic Subsidiary described in the following clause (iii)(A) or that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries (other than Material For- eign Subsidiaries) that are CFCs) that is directly owned by the Borrower or any Subsidiary Guar- antor or (y) an Optional Guarantor or otherwise a Loan Party and (iii) except as set forth in the foregoing clause (ii)(y), 65% of the issued and outstanding Equity Interests of (A) each Restricted Subsidiary that is a wholly owned Domestic Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Material Foreign Subsidiaries that are CFCs and (B) each Restricted Subsidiary that is a wholly owned Material Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor;

(d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01, or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected security interest (to the extent such security interest may be perfected by delivering certificated securities or instruments together with stock powers, note allonges or other appropriate instruments of transfer, filing financing statements under the Uniform Commercial Code or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office, to the extent required in the Security Agreement (or any other Collateral Document) or by Mortgages referred to in clause (e) below, or in the case of any Foreign Subsidiary that constitutes a Loan Party, such other agreements, documents, filings and actions as are customary for the jurisdiction of such Foreign Subsidiary (as further described in the last paragraph of this definition of Collateral and Guarantee Requirement)), in each case in substantially all tangible and intangible assets of the Borrower and each Guarantor (including, but not limited to, accounts (other than any Securitization Assets), inventory, equipment, investment property, contract rights, applications and registrations of IP Rights filed in the United States, other general intangibles, Material Real Property and proceeds of the foregoing) and, in the case of a Foreign Subsidiary that is a Loan Party, in such assets as are customary for the jurisdiction of such Foreign Subsidiary and otherwise contemplated by the last sentence of the definition of Excluded Assets and the last paragraph of this definition of Collateral and Guarantee Requirement, in each case, with the priority required by the Collateral Documents, in each case subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents; and

(e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.11 or Section 6.13 (the "**Mortgaged Properties**") duly executed and delivered by the applicable Loan Party, (ii) a title insurance policy for each Mortgaged Property available in each applicable jurisdiction (the "**Mortgage Policies**") insuring the Lien of each such Mortgage as a valid first priority Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance and in such amounts as the Administrative Agent may reasonably request, (iii) a completed Life-of-Loan Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto) and if any improvements on any Mortgaged Property are located within an area designated a "flood hazard area," evidence of such flood insurance as may be required under Section 6.07, (iv) ALTA surveys in form and substance reasonably acceptable to the Administrative Agent or such existing surveys together with no-change affidavits sufficient for the title company to remove all standard survey exceptions from the Mortgage Policies and issue the endorsements required in clause (ii) above, (v) copies of any existing abstracts and appraisals and (vi) such legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property;

provided, *however*, that the foregoing definition shall not require and the Loan Documents shall not contain any requirements as to the creation or perfection of pledges of, security interests in, Mortgages on, or the obtaining of title insurance, surveys, abstracts or appraisals or taking other actions with respect to any Excluded Assets.

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The Administrative Agent may grant extensions of time for the perfection of security interests in, or the delivery of the Mortgages and the obtaining of title insurance and surveys with respect to, particular assets and the delivery of assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Except with respect to the assets and Equity Interests of any Foreign Subsidiaries that are Loan Parties, no Loan Party shall be required, nor shall the Administrative Agent be authorized, to take any action in any non-U.S. jurisdiction in order to create any security interests in assets located or titled outside of the U.S. or to perfect any security interests in such assets, including any intellectual property registered in any non-U.S. jurisdiction (it being understood that, other than security agreements and pledge agreements with respect to the assets and Equity Interests of any Foreign Subsidiary (to the extent that collateral is granted by such Foreign Subsidiary to secure any Specified Debt), there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction).

"**Collateral Documents**" means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 4.01(a)(iv), Section 6.11, Section 6.13 or Section 6.16, the Intercreditor Agreements and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

"**Commitment**" means an Incremental Commitment, Term B Commitment, Other Term Loan Commitment, Refinancing Term Commitment of a given Refinancing Series or Extended Term Loan of a given Term Loan Extension Series, as the context may require.

"**Commitment Letter**" means the Amended and Restated Commitment Letter, dated as of March 31, 2026, among Holdings and the Arrangers and certain Affiliates of the Arrangers.

"**Committed Loan Notice**" means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A hereto.

"**Commodity Exchange Act**" means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute.

"**Company Annual Financial Statements**" means the audited consolidated balance sheets of Holdings as of March 31, 2026, 2025 and 2024, and the related consolidated statements of income, changes in equity and cash flows for Holdings for the fiscal years then ended.

"**Company Parties**" means the collective reference to Holdings and its Subsidiaries, including the Borrower, and "Company Party" means any one of them.

"**Company Quarterly Financial Statements**" means the unaudited consolidated balance sheets and related consolidated statements of income, changes in equity and cash flows of Holdings for the most recent fiscal quarters (other than the fourth fiscal quarter of Holdings' fiscal year) after the date of the balance sheet contained in the Company Annual Financial Statements and ended at least forty-five (45) days prior to the Closing Date.

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-15- “Compensation Period” has the meaning set forth in Section 2.12(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit D-1 hereto. “Confidential Disclosure Letter” means the letter from the Borrower to the Lenders delivered on or prior to the date hereof. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, ad- ministrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or pre- payment, conversion or continuation notices, the applicability and length of lookback periods, the applica- bility of Section 3.04 and other technical, administrative or operational matters) that the Administrative Agent in consultation with the Borrower decides may be appropriate to reflect the adoption and imple- mentation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adop- tion of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent in consultation with the Borrower decides is reasonably nec- essary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus:(a) without duplication and, except with respect to clauses (viii) and (x) below, to the extent deducted (and not added back or excluded) in arriving at such Consolidated Net Income, the sum of the following amounts for such period with respect to Holdings and its Restricted Subsidiaries: (i) total interest expense determined in accordance with GAAP and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), (ii) provision for taxes based on income, profits or capital gains of Holdings and the Restricted Subsidiaries, including, without limitation, federal, state, franchise and similar taxes and foreign withholding taxes paid or accrued during such period including penalties and interest related to such taxes or arising from any tax examinations, (iii) depreciation and amortization (including amortization of intangible as- sets, including Capitalized Software Expenditures), (iv) (A) duplicative running costs, relocation costs or expenses, integration costs, transition costs, pre-opening, opening and consolidation costs for facilities, signing, retention and completion bonuses, costs incurred in connection with any strategic initia- tives, costs incurred in connection with acquisitions and non-recurring product and intel- lectual property development, other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design, retention charges, systems establishment costs and implementation costs), project start-up costs, -16- severance and other restructuring charges representing cash items (including restructuring costs related to acquisitions and to closure of facilities, and excess pension charges), (B) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses or otherwise) and adjustments thereof and purchase price ad- justments, in each case in connection with acquisitions and (C) Transaction Expenses, (v) the amount of any expense or reduction of Consolidated Net Income con- sisting of Restricted Subsidiary income attributable to minority interests or non-control- ling interests of third parties in any non-wholly owned Restricted Subsidiary, (vi) [Reserved], (vii) any Equity Funded Employee Plan Costs, (viii) (i) cost savings, operating expense reductions and synergies related to the Transactions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith de- termination of the Borrower) within 24 months after the Closing Date (or, in the case of the Trust Acquisition and the Term B-1 Loans, the Term B-1 Funding Date) (calculated on a pro forma basis as though such cost savings, operating expense reductions and syn- ergies had been realized on the first day of such period and as if such cost savings, oper- ating expense reductions and synergies were realized during the entirety of such period) and (ii) cost savings, operating expense reductions and synergies related to mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initia- tives and other similar initiatives and actions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) (A) within 24 months after a merger or other business combination, acquisition or divestiture is consummated or (B) within 24 months in the case of any other restructuring, cost savings initiative or other initiative or action (calculated on a pro forma basis as though such cost savings, operat- ing expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized dur- ing the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (viii) to the extent duplicative of any ex- penses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, (ix) any net loss from discontinued operations, (x) cash receipts (or any netting arrangements resulting in reduced cash ex- penditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calcula- tion of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back,

-17- (xi) non-cash expenses, charges and losses (including reserves, impairment charges or asset write-offs, losses from investments recorded using the equity method, stock-based awards compensation expense), in each case other than (A) any non-cash charge representing amortization of a prepaid cash item that was paid and not expensed in a prior period and (B) any non-cash charge relating to write-offs, write-downs or reserves with respect to accounts receivable in the normal course or inventory; provided that if any non-cash charges referred to in this clause (xi) represents an accrual or reserve for poten- tial cash items in any future period, (1) the Borrower may elect not to add back such non- cash charge in the current period and (2) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to such extent paid, (xii) the amount of loss on sale of receivables, Securitization Assets and re- lated assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing, less (b) without duplication and to the extent included in arriving at such Consolidated Net Income, (i) non-cash gains (excluding any non-cash gain to the extent it represents the rever- sal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period), (ii) any net gain from discontinued operations and (iii) the amount of any minority interest income consisting of Restricted Subsidiary losses attributable to minority interests or non- controlling interests of third parties in any non-wholly owned Restricted Subsidiary; provided that, for the avoidance of doubt, any gain representing the reversal of any non-cash charge re- ferred to in clause (a)(xi)(B) above for a prior period shall be added (together with, without dupli- cation, any amounts received in respect thereof to the extent not increasing Consolidated Net In- come) to Consolidated EBITDA in any subsequent period to such extent so reversed (or re- ceived); provided that: (A) to the extent included in Consolidated Net Income, there shall be excluded in de- termining Consolidated EBITDA (x) currency translation gains and losses related to currency re- measurements of Indebtedness (including the net loss or gain (i) resulting from Swap Contracts for currency exchange risk and (ii) resulting from intercompany indebtedness) and (y) all other foreign currency translation gains or losses to the extent such gains or losses are non-cash items, (B) to the extent included in Consolidated Net Income, there shall be excluded in de- termining Consolidated EBITDA for any period any adjustments resulting from the application of FASB Accounting Standards Codification 815 and International Accounting Standard No. 39 and their respective related pronouncements and interpretations, (C) to the extent included in Consolidated Net Income, there shall be excluded in de- termining Consolidated EBITDA for any period any income (loss) for such period attributable to the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments. For the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma ad- justments, in accordance with Section 1.09. -18- “Consolidated First Lien Net Debt” means, as of any date of determination, (x) any Indebted- ness described in clause (x) of the definition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien which is pari passu with the Liens on the Collateral securing the Obligations (but treating the Indebtedness under the ABL Facility as pari passu with the Liens on the Collateral securing the Obligations notwithstanding the ABL Intercreditor Agreement) minus (y) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated bal- ance sheet of Holdings and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Sec- tion 7.01(p), Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), Section 7.01(cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), Section 7.01(dd) (only to the extent the Ob- ligations are secured by such cash and Cash Equivalents) and Section 7.01(h)(h)); provided that Consoli- dated First Lien Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the ex- tent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial let- ters of credit shall not be counted as Consolidated First Lien Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries, (iii) any Qualified Securitization Financing and (iv) In- debtedness of a Person if such Person has irrevocably deposited in trust or escrow the necessary funds for the payment, redemption or satisfaction of such Indebtedness; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated First Lien Net Debt. “Consolidated First Lien Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated First Lien Net Debt as of such date (b) Consolidated EBITDA for the most recent Test Period for which financial statements are available ended on or prior to such date. “Consolidated Interest Expense” means, for any period, the sum, without duplication, of (i) the cash interest expense (including that attributable to Capitalized Leases), net of cash interest income, of Holdings and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, with respect to all outstanding Indebtedness of Holdings and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net cash costs under Swap Contracts, and (ii) any cash payments made during such period in respect of obligations referred to in clause (b) below relating to Funded Debt that were amortized or accrued in a previous period; provided that there shall be excluded from Consolidated Interest Expense for any period: (a) deferred financing costs, debt issuance costs, commissions, fees (including amendment and contract fees) and expenses and, in each case, the amortization thereof, and any other amounts of non-cash interest, (b) the accretion or accrual of discounted liabilities and any prepayment premium or penalty during such period, (c) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Contracts or other derivative instruments pursuant to FASB Accounting Standards Codification 815, (d) any cash costs associated with breakage in respect of hedging agreements for in- terest rates,

-19- (e) all non-recurring cash interest expense consisting of liquidated damages for fail- ure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP, (f) fees and expenses associated with the consummation of the Transactions and any other mergers, business combinations, Investments, acquisitions, divestitures and similar transac- tions, (g) agency fees paid to (x) the Administrative Agent, (y) the ABL Agent or (z) any other agent, trustee or Person acting in a similar capacity under any other Indebtedness, (h) costs associated with obtaining Swap Contracts, (i) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting in con- nection with the Transactions or any acquisition, (j) the cash interest expense (or income) of all Unrestricted Subsidiaries for such pe- riod to the extent otherwise included in Consolidated Interest Expense, and (k) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Financing. Notwithstanding anything to the contrary contained herein, for purposes of determining Consoli- dated Interest Expense shall exclude the purchase accounting effects described in the last sentence of the definition of “Consolidated Net Income.” “Consolidated Net Income” means, for any period, the net income (loss) of Holdings and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that, without duplication, (a) any after-tax effect of extraordinary, exceptional, non-recurring, infrequently oc- curring or unusual items (including gains or losses and all charges, fees and expenses relating thereto) for such period shall be excluded, (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income shall be excluded, (c) any fees and expenses incurred during such period (including, without limitation, any premiums, make-whole or penalty payments), or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, issuance or repayment of debt, is- suance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated on or prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non- recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for the avoidance of doubt the effects of expensing all transaction related expenses in accordance with FASB Accounting Standards Codification 805 and gains or losses associated with FASB Accounting Standards Codification 460) shall be ex- cluded, -20- (d) accruals and reserves that are established or adjusted within twelve months after the Closing Date (or with respect to the Trust Acquisition and the Term B-1 Loans, the Term B-1 Funding Date) that are so required to be established as a result of the Transactions (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP or changes as a result of adoption or modification of accounting policies in accordance with GAAP shall be excluded, (e) any net after-tax effect of gains or losses on disposed, abandoned or discontinued operations shall be excluded, (f) any net after-tax effect of gains or losses (less all fees, expenses and charges re- lating thereto) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person in each case other than in the ordinary course of business, as determined in good faith by the Borrower, shall be excluded, (g) the net income (loss) for such period of any Person that is not a Subsidiary of Holdings, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of ac- counting, shall be excluded; provided that Consolidated Net Income of Holdings shall be in- creased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent subsequently converted into cash or Cash Equivalents) to Holdings or a Restricted Subsidiary thereof in respect of such period, (h) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, invest- ments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be ex- cluded, (i) any non-cash compensation charge or expense, including any such charge or ex- pense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs or any other equity-based compensation shall be ex- cluded, and any cash charges associated with the rollover, acceleration or payout of Equity Inter- ests by management of the Borrower or any of its direct or indirect parents in connection with the Transactions, shall be excluded, (j) any expenses, charges or losses that are covered by indemnification or other re- imbursement provisions in connection with any Investment, Permitted Acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact in- demnified or reimbursed within 365 days of such determination (with a deduction in the applica- ble future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 day period), shall be excluded, (k) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future pe-

riod for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption shall be excluded,

(l) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of Statement on Financial Accounting Standards Nos. 87, 106 and 112, and any other items of a similar nature, shall be excluded,

(m) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or that Person's assets are acquired by Holdings or any of its Restricted Subsidiaries shall be excluded (except to the extent required for any calculation of Consolidated EBITDA on a Pro Forma Basis in accordance with Section 1.09),

(n) solely for the purpose of determining the Cumulative Credit pursuant to clause (b) of the definition thereof, the income of any Restricted Subsidiary of Holdings that is not a Guarantor to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary (which has not been waived) shall be excluded, except (solely to the extent permitted to be paid) to the extent of the amount of dividends or other distributions actually paid to Holdings or any of its Restricted Subsidiaries that are Guarantors by such Person during such period in accordance with such documents and regulations.

There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments in component amounts required or permitted by GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) and related authoritative pronouncements (including the effects of such adjustments pushed down to Holdings and the Restricted Subsidiaries), as a result of the Transactions, any acquisition constituting an Investment permitted under this Agreement consummated prior to or after the Closing Date, or the amortization or write-off of any amounts thereof. For the avoidance of doubt, Consolidated Net Income shall be calculated, including pro forma adjustments, in accordance with Section 1.09.

"**Consolidated Secured Net Debt**" means, as of any date of determination, (x) any Indebtedness described in clause (x) of the definition of "Consolidated Total Net Debt" outstanding on such date that is secured by a Lien on any asset or property of Holdings or any Restricted Subsidiary minus (y) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of Holdings and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), Section 7.01(cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), Section 7.01(dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and Section 7.01(hh)); *provided* that Consolidated Secured Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; *provided* that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Secured Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries, (iii) any Qualified Securitization Financing and (iv) Indebtedness of a Person if such Person has irrevocably deposited in trust or escrow the necessary funds

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for the payment, redemption or satisfaction of such Indebtedness; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Secured Net Debt.

"**Consolidated Total Net Debt**" means, as of any date of determination, (x) the aggregate principal amount of Indebtedness of Holdings and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any acquisition constituting an Investment permitted under this Agreement) consisting of Indebtedness for borrowed money, Attributable Indebtedness, and debt obligations evidenced by promissory notes or similar instruments, minus (y) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of Holdings and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p), Section 7.01(q) and clauses (i) and (ii) of Section 7.01(r), Section 7.01(cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), Section7.01(dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and Section 7.01(h)(h)); *provided* that Consolidated Total Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; *provided* that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries, (iii) any Qualified Securitization Financing and (iv) Indebtedness of a Person if such Person has irrevocably deposited in trust or escrow the necessary funds for the payment, redemption or satisfaction of such Indebtedness; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Total Net Debt.

"**Consolidated Working Capital**" means, with respect to Holdings and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; *provided* that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

"**Contract Consideration**" has the meaning set forth in clause (vi) of the definition of "ECF Deductions."

"**Contractual Obligation**" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"**Control**" has the meaning specified in the definition of "Affiliate."

"**Covered Entity**" means any of the following:

(i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

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-23- “Covered Party” has the meaning set forth in Section 10.22(a). “Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing Debt, (b) Permitted Junior Priority Refinancing Debt or (c) Permitted Unsecured Refinancing Debt, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of ex- isting Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Term Loans, or any then-existing Credit Agreement Refinancing Indebtedness (“Refinanced Debt”); provided that (i) except for Credit Agreement Refinancing Indebtedness incurred in reliance upon the Inside Maturity Basket, such Indebtedness has a maturity no earlier, and a Weighted Average Life to Maturity equal to or greater, than the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and expenses associated with the refi- nancing, (iii) the terms and conditions of such Indebtedness (except as otherwise provided in clauses (i) and (ii) above and with respect to pricing, premiums and optional prepayment or redemption terms) re- flect market terms at time of incurrence, and such Indebtedness shall not contain financial maintenance covenants unless such financial maintenance covenants are incorporated herein (it being understood that such financial maintenance covenants made be incorporated herein through an amendment hereto be- tween the Borrower and the Administrative Agent without the consent of any other party hereto), and (iv) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained. “Credit Extension” means the making of a Loan. “Cumulative Credit” means, at any date, an amount, not less than zero in the aggregate, deter- mined on a cumulative basis equal to, without duplication: (a) the greater of (x) $75,000,000 and (y) 15% of Consolidated EBITDA for the most recently ended Test Period, plus (b) 50% of the cumulative Consolidated Net Income from the beginning of the fiscal quarter in which the Closing Date occurred; provided that such amount shall not be less than zero, plus (c) the cumulative amount of cash and Cash Equivalent proceeds from (i) the sale of Qualified Equity Interests of Holdings or Equity Interests of any direct or indirect parent of Hold- ings after the Closing Date and on or prior to such time (including upon exercise of warrants or options) to any Person other than a Subsidiary of Holdings (other than Excluded Contributions or used for Equity Funded Employee Plan Costs or proceeds used pursuant to clause (A) of Section 7.06(f)) which proceeds have been contributed as common equity to the capital of the Borrower and (ii) the Qualified Equity Interests of Holdings (or Equity Interests of any direct or indirect parent of Holdings) (other than Excluded Contributions or used for Equity Funded Employee Plan Costs) issued upon conversion of Indebtedness (other than Indebtedness that is contractually subordinated to the Obligations) of Holdings or any Restricted Subsidiary of Holdings owed to a Person other than a Loan Party or a Restricted Subsidiary of a Loan Party, plus (d) 100% of the aggregate amount of contributions to the common capital of the Bor- rower received in cash and Cash Equivalents after the Closing Date (other than Excluded Contri- butions or used for Equity Funded Employee Plan Costs) from a Person other than a Subsidiary of Borrower, plus -24- (e) 100% of the aggregate amount received by the Borrower or any Restricted Sub- sidiary of the Borrower in cash and Cash Equivalents from: (A) the sale (other than to Holdings, the Borrower or any such Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or any minority Invest- ments, or (B) any dividend or other distribution by an Unrestricted Subsidiary or re- ceived in respect of minority Investments, or (C) any interest, returns of principal, repayments and similar payments by such Unrestricted Subsidiary or received in respect of any minority Investments; provided that, in the case of clauses (A), (B), and (C), in each case, to the extent that the Invest- ment corresponding to the designation of such Subsidiary as an Unrestricted Subsidiary or any subsequent Investment in such Unrestricted Subsidiary or minority Investment, as applicable, was made in reliance on the Cumulative Credit pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), plus (f) in the event any Unrestricted Subsidiary has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, the fair market value of the Investments of the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or con- veyed, as applicable) so long as such Investments were originally made pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), plus (g) an amount equal to any returns in cash and Cash Equivalents (including divi- dends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any Restricted Subsidiary in respect of any Invest- ments made pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), minus (h) the aggregate principal amount of Indebtedness incurred prior to such time in re- liance on Section 7.03(w)(C); minus (i) any amount of the Cumulative Credit used to make Investments pursuant to Sec- tion 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y) after the Closing Date and prior to such time, minus (j) any amount of the Cumulative Credit used to pay dividends or make distributions pursuant to Section 7.06(f)(A) or 7.06(g) after the Closing Date and prior to such time, minus (k) any amount of the Cumulative Credit used to make payments or distributions in respect of Junior Financings pursuant to Section 7.13 after the Closing Date and prior to such time. “Current Assets” means, with respect to Holdings and the Restricted Subsidiaries on a consoli- dated basis at any date of determination, all assets (other than cash and Cash Equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of Holdings and its Restricted Sub- sidiaries as current assets at such date of determination, other than amounts related to current or deferred

Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments).

"**Current Liabilities**" means, with respect to Holdings and the Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of Holdings and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is past due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) deferred revenue and (f) revolving loans, swing line loans and letter of credit obligations under the ABL Facility or any other revolving credit facility.

"**Debtor Relief Laws**" means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"**Debtor Relief Plan**" means a plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws.

"**Declined Proceeds**" has the meaning set forth in Section 2.05(b)(vi).

"**Default**" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

"**Default Rate**" means an interest rate (x) with respect to overdue amounts under Section 8.01(a), equal to (a) the Applicable Rate otherwise applicable to such Loan plus (b) 2.0% per annum and (y) with respect to any other overdue amount (including overdue interest), the Applicable Rate applicable to Base Rate Loans, plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

"**Default Right**" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

"**Discount Prepayment Accepting Lender**" has the meaning set forth in Section 2.05(a)(v)(B)(2).

"**Discount Range**" has the meaning set forth in Section 2.05(a)(v)(C)(1).

"**Discount Range Prepayment Amount**" has the meaning set forth in Section 2.05(a)(v)(C)(1).

"**Discount Range Prepayment Notice**" means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(a)(v)(C) substantially in the form of Exhibit E-4.

"**Discount Range Prepayment Offer**" means the irrevocable written offer by a Lender, substantially in the form of Exhibit E-5, submitted in response to an invitation to submit offers following the Auction Agent's receipt of a Discount Range Prepayment Notice.

"**Discount Range Prepayment Response Date**" has the meaning set forth in Section 2.05(a)(v)(C)(1).

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"**Discount Range Proration**" has the meaning set forth in Section 2.05(a)(v)(C)(3).

"**Discounted Prepayment Determination Date**" has the meaning set forth in Section 2.05(a)(v)(D)(3).

"**Discounted Prepayment Effective Date**" means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.05(a)(v)(B)(1), Section 2.05(a)(v)(C)(1) or Section 2.05(a)(v)(D)(1), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent.

"**Discounted Term Loan Prepayment**" has the meaning set forth in Section 2.05(a)(v)(A).

"**Disposition**" or "**Dispose**" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

"**Disqualified Equity Interests**" means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and other than as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the Latest Maturity Date at the time of issuance of such Equity Interests; *provided* that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings (or any direct or indirect parent thereof), the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or if its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

"**Disqualified Lenders**" mean competitors of Holdings, the Trident Acquired Business, and Holding's Subsidiaries designated by Holdings or Borrower to the Administrative Agent in writing as such from time to time on and following the date of the Commitment Letter; *provided* that (A) in no event shall such designation have retroactive effect or serve to invalidate or otherwise nullify or reverse (or any requirement to invalidate, nullify or reverse) any assignment or participation of a Loan or Commitment that has been effectuated or has a Trade Date prior to such designation and (B) any such designation to the list of Disqualified Lenders will become effective on the third Business Day following such designation; provided that "Disqualified Lenders" shall exclude any Person that the Borrower has designated as no longer being a "Disqualified Lender" by written notice delivered by the Borrower to the Administrative Agent from time to time.

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"**Documentation Agent**" means RBC Capital Markets, in its capacity as documentation agent under this Agreement.

"**Dollar**" and "**$**" mean lawful money of the United States.

"**Domestic Subsidiary**" means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

"**ECF Deductions**" means, with respect to any Excess Cash Flow Period, in each case (a) without duplication and (b) to the extent made in cash other than from the proceeds of Long Term Indebtedness (other than Long Term Indebtedness under the ABL Facility):

(i) the sum of (1) all voluntary prepayments of Term Loans made during such Excess Cash Flow Period pursuant to Section 2.05(a)(v) or Section 10.07(l), in an amount equal to the discounted amount actually paid in respect of the principal amount of such Term Loans, (X) during such Excess Cash Flow Period (other than amounts referred to in immediately succeeding clause (Y)) and (Y) after such Excess Cash Flow Period and prior to when such Excess Cash Flow prepayment is due, (2) all other voluntary prepayments of Term Loans (X) during such Excess Cash Flow Period (other than amounts referred to in immediately succeeding clause (Y)) and (Y) after such Excess Cash Flow Period and prior to when such Excess Cash Flow prepayment is due and (3) all voluntary prepayments of loans under the ABL Facility (X) during such Excess Cash Flow Period (other than amounts referred to in immediately succeeding clause (Y)) and (Y) after such Excess Cash Flow Period and prior to when such Excess Cash Flow prepayment is due, in each case under this clause (3) to the extent the commitments under the ABL Facility are permanently reduced by the amount of such payments;

(ii) the amount of Capital Expenditures or acquisitions of intellectual property to the extent not expensed and Capitalized Software Expenditures during such Excess Cash Flow Period;

(iii) the aggregate amount of all principal payments of Indebtedness of Holdings or any of its Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any scheduled repayment of Term Loans pursuant to Section 2.07 and any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, but excluding (W) all other prepayments of Term Loans (other than prepayments referred to in clause (B) above) during such Excess Cash Flow Period, (X) all prepayments of ABL Facility Indebtedness, (Y) all prepayments in respect of any other revolving credit facility, except to the extent there is an equivalent permanent reduction in commitments thereunder and (Z) payments of any Junior Financing made during such Excess Cash Flow Period except to the extent permitted to be paid pursuant to Section 7.13(a));

(iv) without duplication of amounts deducted pursuant to clause (vi) below in prior Excess Cash Flow Periods, the amount of Investments and acquisitions (other than Investments made in Holdings or a Subsidiary thereof) made in cash during such Excess Cash Flow Period pursuant to Section 7.02 (other than Section 7.02(a), (c), (h), (l), (q), (r), (s) or (t)),

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(v) the amount of Restricted Payments paid during such Excess Cash Flow Period pursuant to Section 7.06(f), (g)(x), (h) and (j); and

(vi) without duplication of amounts deducted from Excess Cash Flow in prior Excess Cash Flow Periods, the aggregate consideration required to be paid in cash by Holdings and its Restricted Subsidiaries pursuant to binding contracts entered into prior to or during such Excess Cash Flow Period (the "**Contract Consideration**" for such Excess Cash Flow Period)relating to acquisitions constituting Investments (other than Investments in Holdings or a Subsidiary thereof) pursuant to Section 7.02 (other than Section 7.02(a), (c), (h), (l), (q), (r), (s) or (t)), Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property to the extent expected to be consummated or made, plus any restructuring cash expenses, pension payments or tax contingency payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) of the definition of Excess Cash Flow of that will be required to be made, in each case during the period of four consecutive fiscal quarters of the Borrower following the end of such Excess Cash Flow Period; *provided* that to the extent that Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property that were so expected to be consummated or made, plus any restructuring cash expenses, pension payments or tax contingency payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) of the definition of Excess Cash Flow of that were required to be made, in each case during such period of such following four consecutive fiscal quarters is less than the Contract Consideration for such Excess Cash Flow Period, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such Excess Cash Flow Period.

Notwithstanding anything in the definition of any term used in the definition of "ECF Deductions" to the contrary, all components of ECF Deductions shall be computed for Holdings and its Restricted Subsidiaries on a consolidated basis.

"**ECF Threshold**" means the greater of (x) $59,375,000 and (y) 12.5% of Consolidated EBITDA for the most recently ended Test Period.

"**EEA Financial Institution**" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

"**EEA Member Country**" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

"**EEA Resolution Authority**" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"**Effective Yield**" means, as to any Loans of any Class, the effective yield on such Loans, taking into account the applicable interest rate margins, any interest rate floors or similar devices and all fees, including upfront or similar fees or original issue discount (amortized over the shorter of (x) the original stated life of such Loans and (y) the four years following the date of incurrence thereof) payable generally

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-29- to Lenders making such Loans, but excluding any arrangement, structuring or other fees payable in con- nection therewith that are not generally shared ratably with all relevant Lenders and consent fees paid generally to consenting Lenders. “Eligible Assignee” has the meaning set forth in Section 10.07(a)(i). “Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means any applicable Law relating to the prevention of pollution or the protection of the Environment and natural resources, and the protection of human health and safety as it relates to the Environment, including any applicable provisions of the Comprehensive Environmental Re- sponse, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transporta- tion Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., and all analogous state or local statutes, and the regulations promulgated pursuant thereto. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of the Loan Parties or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Envi- ronmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazard- ous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Funded Employee Plan Costs” means cash costs or expenses, incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agree- ment or any stock subscription or shareholder agreement, to the extent funded with cash proceeds contrib- uted to the capital of the Borrower or net cash proceeds of an issuance of Qualified Equity Interests of the Borrower or Equity Interests of any direct or indirect parent of the Borrower (other than amounts desig- nated as Excluded Contributions or any amount used in the Cumulative Credit). “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, partici- pations or other equivalents (however designated) of capital stock of (or other ownership or profit inter- ests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under com- mon control with a Loan Party or any Restricted Subsidiary within the meaning of Section 414(b) or (c) of the Code or Section 4001 of ERISA (and Sections 414(m) and (o) of the Code for purposes of provi- sions relating to Section 412 of the Code). -30- “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Sec- tion 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Sec- tion 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Sec- tion 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorgani- zation (within the meaning of Section 4241 of ERISA) or insolvent (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Sec- tion 305 of ERISA); (d) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for, and that could reasonably be expected to result in, the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code, whether or not waived, (h) a failure by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate to make a required contribution to a Mul- tiemployer Plan; (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Sec- tion 4975 of the Code or Section 406 of ERISA) which could result in liability to a Loan Party or any Re- stricted Subsidiary; or (j) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due under Section 4007 of ERISA, upon a Loan Party, any Restricted Subsidiary or any ERISA Affiliate. “Erroneous Payment” has the meaning assigned to it in Section 9.14(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 9.14(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 9.14(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 9.14(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 9.14(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any Excess Cash Flow Period, an amount equal to: (a) the sum, without duplication, of (i) Consolidated Net Income for such Excess Cash Flow Period, (ii) an amount equal to the amount of all non-cash charges (including depre- ciation and amortization) to the extent deducted in arriving at such Consolidated Net In- come,

-31- (iii) decreases in Consolidated Working Capital and long-term accounts re- ceivable (outside of the ordinary course of business) for such Excess Cash Flow Period (other than any such decreases arising from acquisitions or dispositions (outside of the ordinary course of business) by Holdings and its Restricted Subsidiaries completed dur- ing such Excess Cash Flow Period), (iv) an amount equal to the aggregate net non-cash loss on Dispositions by Holdings and its Restricted Subsidiaries during such Excess Cash Flow Period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Consol- idated Net Income, (v) expenses deducted from Consolidated Net Income during such Excess Cash Flow Period in respect of expenditures made during any prior period for which a deduction from Excess Cash Flow was made in such period pursuant to clause (b)(vii) or (viii) below or was an amount referred to in clause (vi) of the definition of ECF Deduc- tions for a prior Excess Cash Flow Period, (vi) cash income or gain (actually received in cash) excluded from the calcu- lation of Consolidated Net Income for such Excess Cash Flow Period pursuant to the def- inition thereof, and (vii) cash receipts in respect of Swap Contracts during such Excess Cash Flow Period to the extent not already reflected in Consolidated Net Income for such Excess Cash Flow Period, minus (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriv- ing at such Consolidated Net Income, and cash charges included in clauses (a) through (m) of the definition of “Consolidated Net Income”, (ii) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Restricted Subsidiaries during such Excess Cash Flow Period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (iii) increases in Consolidated Working Capital and long-term accounts re- ceivable for such Excess Cash Flow Period (other than any such increases arising from acquisitions or dispositions by Holdings and its Restricted Subsidiaries during such pe- riod), (iv) cash payments by Holdings and its Restricted Subsidiaries during such period in respect of long-term liabilities of Holdings and its Restricted Subsidiaries other than Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and to the not financed with Long Term Indebtedness (other than Long Term Indebtedness under the ABL Facility), (v) to the extent not otherwise decreasing Consolidated Net Income in such Excess Cash Flow Period, the aggregate amount of expenditures in cash actually made by Holdings and its Restricted Subsidiaries in cash during such Excess Cash Flow Period -32- (including expenditures for the payment of financing fees) to the extent that such expend- itures are not expensed during such Excess Cash Flow Period, (vi) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings and its Restricted Subsidiaries during such Excess Cash Flow Period that are required to be made in connection with any prepayment of Indebtedness, (vii) the amount of cash taxes paid in such Excess Cash Flow Period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such Excess Cash Flow Period, (viii) cash expenditures in respect of Swap Contracts during such Excess Cash Flow Period to the extent not deducted in arriving at such Consolidated Net Income, and (ix) any payment of cash to be amortized or expensed over a future Excess Cash Flow Period and recorded as a long-term asset (so long as any such amortization or expense in such future Excess Cash Flow Period is added back to Excess Cash Flow in such future Excess Cash Flow Period). Notwithstanding anything in the definition of any term used in the definition of “Excess Cash Flow” to the contrary, all components of Excess Cash Flow shall be computed for Holdings and its Re- stricted Subsidiaries on a consolidated basis. “Excess Cash Flow Period” means each fiscal year of the Borrower commencing with and in- cluding the fiscal year ending March 31, 2028. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Assets” means, (i) any fee owned real property (other than Material Real Properties) and any leasehold rights and interests in real property (including landlord waivers, estoppels and collat- eral access letters), (ii) motor vehicles and other assets subject to certificates of title, (iii) commercial tort claims, (iv) licenses, state or local franchises, charters and authorizations and any other property and as- sets to the extent that the Administrative Agent may not validly possess a security interest therein under applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, ap- proval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffec- tive under the UCC or other applicable Law notwithstanding such prohibition, (v) any particular asset or right under contract, if the pledge thereof or the security interest therein (A) is prohibited by applicable Law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition or (B) to the extent and for as long as it would violate the terms of any written agreement, license or lease with respect to such asset (in each case, after giving effect to the relevant provisions of the UCC or other applicable Laws) or would give rise to a termination right pursu- ant to any “change of control” or other similar provision under such written agreement, license or lease (except to the extent such provision is overridden by the UCC or other applicable Laws), in each case, (a) excluding any such written agreement that relates to any secured Specified Debt (other than cash collat- eral deposited in trust or escrow for the payment, defeasance, redemption or satisfaction of such Specified Debt) and (b) only to the extent that such limitation on such pledge or security interest is otherwise per- mitted under Section 7.09, (vi) Margin Stock and Equity Interests in any Person other than the Borrower and wholly owned Restricted Subsidiaries (but excluding Excluded Pledged Subsidiaries and Subsidiaries

-33- that are not Material Subsidiaries), (vii) any permitted agreement, lease, license or property subject to a purchase money security interest or other similar arrangement to the extent the pledges thereof and secu- rity interests therein are prohibited by such permitted agreement, lease, license or purchase money ar- rangement, other than proceeds and receivables thereof, except to the extent the pledge of such permitted agreement, lease, license or property is expressly deemed effective under the Uniform Commercial Code or other applicable Law or principle of equity notwithstanding such prohibition, (viii) the creation or per- fection of pledges of, or security interests in, any property or assets that would result in material adverse tax consequences to Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably deter- mined by the Borrower in consultation with the Administrative Agent, (ix) letter of credit rights, except to the extent constituting support obligations for other Collateral as to which perfection of the security inter- est in such other Collateral is accomplished solely by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement), (x) cash and Cash Equivalents, deposit and other bank and securities accounts (including securities entitlements and related assets) and any other assets requiring perfection through control agreements or by “control” (in each case under this clause (x), other than (A) in respect of certificated Equity Interests in the Borrower and in wholly owned Restricted Subsidiaries that are Material Subsidiaries, which Equity Interests are otherwise required to be pledged, (B) proceeds of Collateral as to which perfection of the security interest in such proceeds is accomplished solely by the filing of a UCC financing statement and (C) to the extent perfected pursuant to any bailee provision or any other similar provisions under the ABL Intercreditor Agreement or any other Intercreditor Agree- ment), (xi) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amend- ment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to- use trademark application under applicable federal Law, and (xii) particular assets if and for so long as, in the reasonable judgment of the Administrative Agent in consultation with the Borrower, the cost of creat- ing or perfecting such pledges or security interests in such assets or obtaining title insurance, surveys, ab- stracts or appraisals in respect of such assets exceed the practical benefits to be obtained by the Lenders therefrom; provided, however, that Excluded Assets shall not include any Proceeds, substitutions or re- placements of any Excluded Assets referred to in clause (i) through (xii) (unless such Proceeds, substitu- tions or replacements would independently constitute Excluded Assets referred to in clauses (i) through (xii)). Notwithstanding the foregoing, in no event shall any asset securing any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Re- financing Indebtedness in respect thereof)) be an Excluded Asset (other than cash collateral deposited in trust or escrow for the payment, defeasance, redemption or satisfaction of such Specified Debt). Notwith- standing the foregoing, Excluded Assets (A) under any non-United States-law governed Collateral Docu- ment shall be specified in such Collateral Document and shall generally exclude the categories of assets referred to in clauses (i) through (xii) (subject to the immediately preceding proviso) but shall be custom- ary for the jurisdiction of the applicable Foreign Subsidiary and may specify other exclusions as reasona- bly agreed by the Administrative Agent or not include certain assets as Excluded Assets to the extent be reasonably requested by the Administrative Agent and reasonably agreed to by the Borrower and (B) shall in no event comprise any asset that secures any Specified Debt (other than cash collateral deposited in trust or escrow for the payment, defeasance, redemption or satisfaction of such Specified Debt and other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)). “Excluded Contribution” means, at any time (a) the aggregate amount of capital contributions to Holdings from a Person other than a Subsidiary of Holdings or net proceeds from the sale or issuance of Qualified Equity Interests of Holdings (or issuances of debt securities of Holdings or a Restricted Subsidi- ary that have been converted into or exchanged for any such Qualified Equity Interests of Holdings after the Closing Date) (other than any amount used for Equity Funded Employee Plan Costs) and designated -34- by the Borrower to the Administrative Agent as an Excluded Contribution on each such date such capital contributions are made or such Equity Interests are sold or issued, in each case prior to such time minus (b) the aggregate amount of Investments made prior to such time pursuant to Section 7.02(v), minus (c) the aggregate principal amount of Indebtedness incurred prior to such time pursuant to Section 7.03(w)(B) minus (d) the aggregate amount of Restricted Payments made prior to such time pursuant to Section 7.06(k). “Excluded Disposition” means: any Disposition of any property or assets of Borrower or a Re- stricted Subsidiary other than Dispositions (i) pursuant to Section 7.05(j) and (ii) under Section 7.01(m) if the property so Disposed is either subject to the proviso set forth in clause (m) or is subject to a Mortgage. “Excluded Pledged Subsidiary” means (a) any Subsidiary for which the pledge of its Equity In- terests is prohibited by applicable Law or by Contractual Obligations (excluding any Contractual Obliga- tions that relates to Credit Agreement Refinancing Indebtedness or Permitted Ratio Debt) existing on the Closing Date (or, in the case of a newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) or for which governmental (including regulatory) consent, ap- proval, license or authorization would be required, (b) any other Subsidiary with respect to which, in the judgment of the Borrower and the Administrative Agent, the burden or cost or other consequences of the pledge of its Equity Interests shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (c) any not-for-profit Subsidiaries, (d) any special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary only to the extent that the pledge of its Equity Interests is prohibited by applicable Law or by Contractual Obligations in connection with a Qualified Securitization Financing and (e) any Subsidiary for which the pledge of its Equity Interests would result in any material adverse tax consequences for Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably determined by the Borrower, in consultation with the Administrative Agent. Notwithstanding the forego- ing, in no event shall any Loan Party or any other Subsidiary that is an obligor under any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)) be an Excluded Pledged Subsidiary. “Excluded Subsidiary” means (a) subject to Section 9.10 and 11.09, any Subsidiary that is not a wholly owned Subsidiary of the Borrower or a Guarantor, (b) any Subsidiary that is prohibited by appli- cable Law or by Contractual Obligations existing on the Closing Date (or, in the case of any newly ac- quired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing the Obligations or if guaranteeing the Obligation would require governmental (includ- ing regulatory) consent, approval, license or authorization, (c) any other Subsidiary with respect to which, in the judgment of the Borrower and the Administrative Agent, the burden or cost or other consequences of providing a Guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (d) any Foreign Subsidiary, (e) any non-for-profit Subsidiaries, (f) any Unre- stricted Subsidiaries, (g) any special purpose securitization vehicle (or similar entity), including any Secu- ritization Subsidiary, (h) any Subsidiaries that are captive insurance companies, (i) any direct or indirect Domestic Subsidiary that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs, (j) any Domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC, (k) any Subsidiary that is not a Material Subsidiary and (l) any Subsidiary with respect to which the pro- vision of a Guarantee of the Obligations would result in any material adverse tax consequences for Hold- ings, the Borrower or any of its Restricted Subsidiaries, as reasonably determined by the Borrower, in consultation with the Administrative Agent. Notwithstanding the foregoing, (i) in no event shall any Sub- sidiary that is an obligor under any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof))

-35- be an Excluded Subsidiary and (ii) no Optional Guarantor shall constitute an Excluded Subsidiary unless and until released from constituting a Guarantor pursuant to Section 9.10 and 11.09. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes ille- gal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Com- modity Exchange Act (for the avoidance of doubt, giving effect to all provisions of the Loan Documents at the time of such Guarantee or the grant of such security interest) at the time the Guarantee of such Loan Party or a grant by such Loan Party of a security interest, would otherwise have become effective with respect to such Swap Obligation but for such Loan Party’s failure to constitute an “eligible contract par- ticipant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. “Exempted Transaction” means (a) a Change of Control or (b) an acquisition by Borrower or any Restricted Subsidiary of all or substantially all the assets of a Person or any Equity Interests in a Per- son that becomes a Restricted Subsidiary or of division or line of business of a Person which in either case (i) is not permitted by the terms of the Loan Documents immediately prior to the consummation thereof, (ii) would not provide the Borrower with adequate flexibility under the Loan Documents for the continuation and/or expansion of the combined business following the consummation thereof or (iii) is made for consideration in excess of the greater of (x) $475,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period. “Existing Term Loan Tranche” has the meaning provided in Section 2.16(a). “Extended Term Loans” has the meaning provided in Section 2.16(a). “Extending Term Lender” has the meaning provided in Section 2.16(c). “Extension” means the establishment of a Term Loan Extension Series by amending a Loan pur- suant to Section 2.16 and the applicable Extension Amendment. “Extension Amendment” has the meaning provided in Section 2.16(d). “Extension Election” has the meaning provided in Section 2.16(c). “EY” means Ernst & Young LLP. “Facility” means the Term B Loans, a given Refinancing Series of Refinancing Term Loans, a given Term Loan Extension Series of Extended Term Loans, a given Class of Incremental Term Loans or any Other Term Loan (or Commitment), as the context may require. “FATCA” means current Sections 1471 through 1474 of the Code and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with, any cur- rent or future Treasury Regulations thereunder or official interpretations thereof, any agreements entered -36- into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or suc- cessor version described above) and any intergovernmental agreements (and related legislation, rules or official administrative guidance) implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Busi- ness Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Fee Letter” means the Amended and Restated Fee Letter, dated as of March 31, 2026, among Holdings and the Arrangers and certain Affiliates of the Arrangers. “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended. “First Lien Debt” means Indebtedness that is secured by a Lien on the Collateral on a pari passu basis with the Liens securing the Obligations (but treating the Indebtedness under the ABL Facility as pari passu with the Liens on the Collateral securing the Obligations notwithstanding the ABL Intercredi- tor Agreement). “First Lien Incurrence Leverage Ratio Level” means, with respect to an incurrence of First Lien Debt as of any date, a Consolidated First Lien Net Leverage Ratio level as of such date not to exceed the greater of (x) 4.00:1.00 and (y) if such First Lien Debt is used to fund a Permitted Acquisition or simi- lar Investment, the Consolidated First Lien Net Leverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Investment. “First Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit K hereto (which agreement in such form or with immaterial changes thereto the Adminis- trative Agent is authorized to enter into) together with any material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes within five (5) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the Administrative Agent’s entry into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Administrative Agent’s execution thereof. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Re- form Act of 2004 as now or hereafter in effect or any successor statute thereto.

-37- “Floor” means a rate of interest equal to 0.0% per annum. “Foreign Disposition” has the meaning set forth in Section 2.05(b)(vii). “Foreign IP Subsidiary” means one or more wholly owned Subsidiaries of any Loan Party (a) that is incorporated in Ireland, Switzerland or other jurisdictions reasonably acceptable to the Administra- tive Agent, (b) whose Equity Interests shall be pledged to the Administrative Agent to the extent required pursuant to Section 6.11 and (c)(i) whose Organization Documents do not prevent or otherwise limit, and whose jurisdiction of organization and applicable Law do not prevent or otherwise limit, the granting of Liens to the Administrative Agent on 65% of the Equity Interests of such wholly owned Subsidiaries, foreclosure under such Liens or any other exercise of remedies similar to the remedies set forth in the Collateral Documents in respect of capital stock and (ii) whose Organization Documents do not prevent or otherwise limit (except to the extent required by applicable Law), any payment by any wholly owned Subsidiary to any Loan Party (whether directly or indirectly through any wholly owned Subsidiary). “Foreign IP Transfer” means the transfer to one or more Foreign IP Subsidiaries of (a) any in- tellectual property to the extent registered in any jurisdiction other than the United States or any State thereof or the District of Columbia or (b) any unregistered intellectual property and all rights under manu- facturing, distribution and other contracts, in each case to the extent such intellectual property and rights are used in or otherwise related to the development, marketing, manufacturing, packaging, handling, dis- tribution or sale of products sold only outside of the United States. “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower which is not a Domestic Subsidiary. “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for bor- rowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occur- ring after the Closing Date in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), re- gardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have be- come effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided, further, that, notwithstanding anything to the contrary contained herein or in the defi- nition of “Capitalized Lease Obligations”, “Capitalized Leases” or “Attributable Indebtedness” (x) for purposes of the financial statements are reporting required hereunder, effect shall be given to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting -38- Standard having a similar result or effect) (and related interpretations) (collectively “ASC 842”) and (y) notwithstanding clause (x) above, if the effect of ASC 842 would be material in calculating any financial ratio or test (including the Total Leverage Ratio, the Secured Leverage Ratio, the Consolidated First Lien Net Leverage Ratio and the Interest Coverage Ratio, the Borrower may elect to apply GAAP without giv- ing effect to ASC 842 to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a Capitalized Lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease or otherwise under GAAP as in effect immediately prior to the ef- fectiveness of the Accounting Standards Codification 842. “Governmental Authority” means any nation or government, any state or other political subdi- vision thereof, any agency, authority, instrumentality, regulatory body (including without limitation a self-regulatory body), court, administrative tribunal, central bank or other entity exercising executive, leg- islative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Granting Lender” has the meaning specified in Section 10.07(h). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or oth- erwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “Primary Obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of as- suring the obligee in respect of such Indebtedness or monetary other obligation of the payment or perfor- mance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the Primary Obli- gor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, or (iv) en- tered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebted- ness or other monetary obligation of any other Person, whether or not such Indebtedness or other mone- tary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebt- edness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determina- ble amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a correspond- ing meaning. “Guaranteed Obligations” has the meaning specified in Section 11.01. “Guarantor” has the meaning set forth in the definition of “Collateral and Guarantee Require- ment” and shall include each Restricted Subsidiary that shall have become a Guarantor pursuant to Sec- tion 6.11, as well as any Optional Guarantor. “Guaranty” means, collectively, the guaranty of the Obligations by the Guarantors pursuant to this Agreement.

-39- “Hazardous Materials” means all materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, mold, electromagnetic radio fre- quency or microwave emissions that are regulated pursuant to, or which could give rise to liability under, applicable Environmental Law. “Hedge Bank” has the meaning set forth in the definition of “Term Loan Secured Hedge Agree- ment.” “Holdings” has the meaning specified in the introductory paragraph to this Agreement. “Identified Participating Lenders” has the meaning set forth in Section 2.05(a)(v)(C)(3). “Identified Qualifying Lenders” has the meaning set forth in Section 2.05(a)(v)(D)(3). “IFRS” means international accounting standards as promulgated by the International Account- ing Standards Board. “Incremental Amendment” has the meaning set forth in Section 2.14(f). “Incremental Commitments” has the meaning set forth in Section 2.14(a). “Incremental Facility Closing Date” has the meaning set forth in Section 2.14(d). “Incremental Lenders” has the meaning set forth in Section 2.14(c). “Incremental Loan Request” has the meaning set forth in Section 2.14(a). “Incremental Ratio Basket” has the meaning set forth in Section 2.14(d)(iv). “Incremental Starter Basket” means the greater of (x) $475,000,000 and (y) 100% of Consoli- dated EBITDA for the most recently ended Test Period. “Incremental Term Loan” has the meaning set forth in Section 2.14(b). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the fol- lowing: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and com- mercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar in- struments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of -40- business, (ii) any earn-out obligation until such obligation is not paid after becoming due and pay- able and (iii) accruals for payroll and other liabilities accrued in the ordinary course); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; (h) if and to the extent that the foregoing would constitute indebtedness or a liability in accordance with GAAP; and (i) to the extent not otherwise included above, all Guarantees of such Person in re- spect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability com- pany) in which such Person is a general partner, except to the extent such Person’s liability for such In- debtedness is otherwise limited and only to the extent such Indebtedness would be included in the calcula- tion of Consolidated Total Net Debt and (B) in the case of the Borrower and its Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or exten- sions of terms) and made in the ordinary course of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the prop- erty encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning set forth in Section 10.05. “Indemnified Taxes” means, with respect to any Agent or any Lender, all Taxes other than (i) any Taxes imposed on or measured by its net income, however denominated, and franchise (and simi- lar) Taxes imposed on it, imposed by a jurisdiction as a result of such recipient being organized in or hav- ing its principal office or applicable lending office in such jurisdiction, or as a result of any other connec- tion between such Lender or Agent and such jurisdiction other than any connections arising solely from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obliga- tions under, receiving payments under, and/or enforcing, any Loan Document, (ii) [reserved], (iii) any Taxes attributable to the failure of such Agent or Lender to deliver the documentation required to be de- livered pursuant to Section 3.01(d), (iv) any branch profits Taxes imposed by the United States under Sec- tion 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (i), (v) in the case of a Lender (other than an assignee pursuant to a request by Borrower under Section 3.07(a)), any U.S. federal withholding Tax that is imposed pursuant to any Law in effect at the time the Lender ac- quired the applicable interest in the applicable Loan, or designates a new Lending Office, except to the extent such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts or indemnification payments from the Borrower or Guarantor with respect to such withholding Tax pursuant to Section 3.01, and (vi) any U.S. federal taxes imposed under FATCA.

-41- “Indemnitees” has the meaning set forth in Section 10.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affili- ates. “Information” has the meaning set forth in Section 10.08. “Inside Maturity Basket” means, with respect to an aggregate principal amount of Credit Agree- ment Refinancing Indebtedness, Incremental Term Loans, Permitted Ratio Debt and Replacement Term Loans incurred in reliance upon the “Inside Maturity Basket” in total, the greater of (x) $237,500,000 and (y) 50% of Consolidated EBITDA for the most recently completed Test Period. “Intellectual Property Security Agreement” has the meaning set forth in the Security Agree- ment. “Intercompany Note” means a promissory note substantially in the form of Exhibit G. “Intercreditor Agreements” means the ABL Intercreditor Agreement, the First Lien Intercredi- tor Agreement and the Junior Lien Intercreditor Agreement, collectively, in each case to the extent in ef- fect. “Interest Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Interest Expense for such Test Period. “Interest Payment Date” means, (a) as to any SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Ma- turity Date of the Facility under which such Loan was made. “Interest Period” means, as to any Loan or Borrowing, the period commencing on the date such Loan or Borrowing is disbursed or converted to or continued as a SOFR Loan and ending on the date one, three or six months thereafter or, to the extent agreed by each Lender of such SOFR Loan and consented to by the Administrative Agent, twelve months, as selected by the Borrower in its Committed Loan No- tice; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (iii) no Interest Period shall extend beyond the applicable Maturity Date; and -42- (iv) no tenor that has been removed from this definition pursuant to Section 3.03(e) shall be available for specification in such Committed Loan Notice. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other se- curities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of In- debtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, an- other Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness hav- ing a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the or- dinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of trans- actions) of all or substantially all of the property and assets or business of another Person or assets consti- tuting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment, less any Returns to the Borrower or a Restricted Subsidiary in respect of such Investment. “Investment Grade Rating” shall mean with respect to any Person, such Person has at least the minimum rating indicated below from two out of the three ratings agencies named below: Ratings Agency Minimum Rating S&P BBB- (stable) Moody’s Baa3 (stable) Fitch BBB- (stable) “IP Rights” has the meaning set forth in Section 5.15. “Junior Financing” has the meaning set forth in Section 7.13(a). “Junior Financing Documentation” means any documentation governing any Junior Financing. “Junior Lien Debt” means Indebtedness secured by a Lien on the Collateral on a junior basis to the Lien securing the Obligations (provided that ABL Facility shall not be deemed to be Junior Lien Debt by reason of ABL Intercreditor Agreement). “Junior Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit J hereto (which agreement in such form or with immaterial changes thereto the Adminis- trative Agent is authorized to enter into) together with any material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes within five (5) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the Administrative Agent’s entry into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Administrative Agent’s execution thereof.

-43- “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Refinancing Term Loan, any Refinancing Term Commitment, any Extended Term Loan or any Incremental Term Loans, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Author- ity. “LCA Election” shall have the meaning specified in Section 1.12. “LCA Test Date” shall have the meaning specified in Section 1.12. “Lender” has the meaning specified in the introductory paragraph to this Agreement and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lending Office” means, as to any Lender, such office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encum- brance, lien (statutory or other), charge, or preference, priority or other security interest or preferential ar- rangement of any kind or nature whatsoever (including any conditional sale or other title retention agree- ment, any easement, right of way or other encumbrance on title to Real Property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing). “Limited Condition Transaction” shall mean (i) a Disposition, Permitted Acquisition or similar Investment by the Borrower and/one of its Restricted Subsidiaries of assets, business(es) or Person(s), (ii) designation of an Unrestricted Subsidiary, (iii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness or Disqualified Equity Interests for which irrevocable notice has been given in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repay- ment, and/or (iv) any Restricted Payment as to which an irrevocable declaration has been made, in the case of each of clauses (i), (iii) and (iv) the consummation of which is not conditioned on the availability of, or obtaining, third party financing. “Limited Originator Recourse” means a letter of credit, cash collateral account or other such credit enhancement issued in connection with the incurrence of Indebtedness by a Securitization Subsidi- ary under a Qualified Securitization Financing. “Loan” means an extension of credit under Article II by a Lender to the Borrower in the form of a Term Loan. “Loan Documents” means, collectively, (i) this Agreement, (ii) the Term Notes, (iii) the Collat- eral Documents, (iv) any Refinancing Amendment, Incremental Amendment (including without limitation the Term B-1 Amendment) or Extension Amendment, (v) the Confidential Disclosure Letter and (vi) amendments and joinders to this Agreement. -44- “Loan Parties” means, collectively, the Borrower and each Guarantor. “Long Term Indebtedness” means, at any date, any Indebtedness that matures in a year or later after such date. “Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means a (a) material adverse effect on the business, operations, assets or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole; (b) material ad- verse effect on the ability of the Loan Parties (taken as a whole) to fully and timely perform any of their payment obligations under any Loan Document to which the Borrower or any of the Loan Parties is a party; or (c) material adverse effect on the rights and remedies available to the Lenders or the Administra- tive Agent under any Loan Document. “Material Domestic Subsidiary” means a Material Subsidiary other than a Foreign Subsidiary. “Material Foreign Subsidiary” means a Material Subsidiary that is a Foreign Subsidiary. “Material Intellectual Property” means any intellectual property that is material to the opera- tion of the business of the Borrower and its Subsidiaries, taken as a whole. “Material Real Property” means any fee-owned real property located in the United States that is owned by any Loan Party and that has a fair market value in excess of $25,000,000 (at the Closing Date or, with respect to real property acquired after the Closing Date, at the time of acquisition, in each case, as reasonably estimated by the Borrower in good faith). “Material Subsidiary” means, at any date of determination, each of the Borrower’s Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 10% of Total Assets as of the end of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 10% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter or Test Period are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasona- ble discretion), (i) designate in writing to the Administrative Agent one or more of such Domestic Subsid- iaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 applicable to such Subsidiary. “Maturity Date” means (i) with respect to the Term B Loans, the seventh anniversary of the Closing Date; (ii) with respect to any tranche of Extended Term Loans, the final maturity date as specified in the applicable Term Loan Extension Request accepted by the respective Lender or Lenders; (iii) with respect to any Other Term Loans, the final maturity date as specified in the applicable Refinancing Amendment; and (iv) with respect to any Incremental Loans, the final maturity date as specified in the

-45- applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning specified in Section 10.10. “MFN Adjustments” has the meaning set forth in Section 2.14(e)(iii). “MFN Carveout Loan” any Incremental Term Loan or Permitted Ratio Debt (A) that is incurred on or after the first anniversary of the Closing Date, (B) that has an aggregate principal amount less than the greater of (x) $237,000,000 and (y) 50% of Consolidated EBITDA for the most recently ended Test Period, (C) having a final maturity date later than the first anniversary of Maturity Date of the Term B Loans and (D) that is used to fund a Permitted Acquisition or similar Investment. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policies” has the meaning specified in clause (e) of the definition of “Collateral and Guarantee Requirement.” “Mortgaged Properties” has the meaning specified in clause (e) of the definition of “Collateral and Guarantee Requirement.” “Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Secured Par- ties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfac- tory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Section 6.11 or 6.13, in each case, as the same may from time to time be amended, restated, supplemented or oth- erwise modified. “Multiemployer Plan” means any employee benefit plan of the type described in Sec- tion 4001(a)(3) of ERISA, to which a Loan Party, any Restricted Subsidiary or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been ob- ligated to make contributions. “Net Proceeds” means: (a) 100% of the cash proceeds actually received by a Loan Party (including any cash payments received by way of deferred payment of principal pursuant to a note or installment re- ceivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Dis- position or Casualty Event, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) the principal amount of any Indebt- edness that is secured by a Lien (other than a Lien that ranks pari passu with or subordinated to the Liens securing the Obligations) on the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), together with any applicable premium, penalty, interest and breakage costs, (iii) in the case of any Disposition or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iii)) attributable to minority interests and not available for distribution to or for the -46- account of the Loan Party as a result thereof, (iv) taxes paid or reasonably estimated to be payable as a result thereof, and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) related to any of the applicable assets and (y) retained by the such Loan Party including, without limitation, pension and other post-employment benefit liabili- ties and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposi- tion or Casualty Event occurring on the date of such reduction); provided that, such Loan Party may, use any portion of such proceeds to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower or its Restricted Subsidiaries or to make Permitted Acquisitions or any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired), in each case within 15 months of such receipt, and any such portion of such proceeds so used shall not constitute Net Proceeds except to the extent not, within 15 months of such re- ceipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 15 month period but within such 15-month period are contractually committed to be used, then upon the termination of such contract or if such Net Pro- ceeds are not so used within the later of such 15-month period and 180 days from the entry into such contractual commitment, such remaining portion shall constitute Net Proceeds as of the date of such termination or expiry without giving effect to this proviso); provided, further, that (A) no proceeds realized in a single Disposition or Casualty Event (or series of related Dispositions or Casualty Events) shall constitute Net Proceeds unless (x) such proceeds shall exceed the greater of (x) $37,500,000 and (y) 7.50% of Consolidated EBITDA for the most recently ended Test Pe- riod or (B) the aggregate net proceeds from all Dispositions and Casualty Events in any fiscal year exceeds the greater of (x) $75,000,000 and (y) 15% of Consolidated EBITDA for the most recently ended Test Period (and thereafter only proceeds in excess of such amounts in clauses (A) and (B) shall constitute Net Proceeds under this clause (a)), and (b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any of the Restricted Subsidiaries of any Indebtedness, net of all taxes paid or reasonably esti- mated to be payable as a result thereof and fees (including investment banking fees and dis- counts), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale. For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower shall be disregarded. “Nominal Shares” means (a) for any Foreign Subsidiary, nominal issuances of Equity Interests in an aggregate amount not to exceed 0.5% of the Equity Interests of such Foreign Subsidiary on a fully- diluted basis and (b) in any case, director’s qualifying shares, in each case to the extent such issuances are required by applicable Law. “Non-Consenting Lender” has the meaning set forth in Section 3.07(d). “Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or con- tingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue

-47- after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (y) obligations of any Loan Party and any Subsidiary arising under any Term Loan Secured Hedge Agreement. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (in- cluding guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Docu- ment and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party. Not- withstanding anything herein to the contrary, in no circumstances shall Excluded Swap Obligations con- stitute Obligations. “Offered Amount” has the meaning set forth in Section 2.05(a)(v)(D)(1). “Offered Discount” has the meaning set forth in Section 2.05(a)(v)(D)(1). “OID” means original issue discount. “Optional Guarantor” has the meaning set forth in Section 6.11(c). “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of for- mation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of for- mation or organization and any agreement, instrument, filing or notice with respect thereto filed in con- nection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Applicable Indebtedness” has the meaning set forth in Section 2.05(b)(ii). “Other Non-Consenting Lender Assignment Documentation” has the meaning set forth in Section 3.07(b). “Other Taxes” has the meaning specified in Section 3.01(b). “Other Term Loan Commitments” shall mean one or more Classes of term loan commitments hereunder that result from a Refinancing Amendment. “Other Term Loans” shall mean one or more Classes of Term Loans that result from a Refi- nancing Amendment. “Outstanding Amount” means the outstanding principal amount of Term Loans after giving ef- fect to any borrowings and prepayments or repayments of Term Loans occurring on such date. “Overnight Rate” means, for any day, the greater of the Federal Funds Rate and an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank com- pensation. -48- “Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Participating Lender” has the meaning set forth in Section 2.05(a)(v)(C)(2). “Payment” has the meaning set forth in Section 9.14(a). “Payment Notice” has the meaning set forth in Section 9.14(b). “Payment or Bankruptcy Event of Default” means an Event of Default under Section 8.01(a), 8.01(f) or 8.01(g). “Payment Recipient” has the meaning assigned to it in Section 9.14(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Sec- tion 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is spon- sored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately pre- ceding five (5) plan years. “Perfection Certificate” means a certificate in the form of Exhibit II to the Security Agreement or any other form reasonably approved by the Administrative Agent, as the same shall be supplemented from time to time. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” has the meaning set forth in Section 7.02(i). “Permitted First Priority Refinancing Debt” shall mean any secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and is not secured by any prop- erty or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral, (ii) not- withstanding anything contained in Section 7.03(c), such Indebtedness is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors, (iii) except for Permitted First Priority Refi- nancing Debt which is incurred in reliance upon the Inside Maturity Basket, such Indebtedness does not mature or have scheduled amortization or payments of principal (other than customary offers to repur- chase upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the date that is the Latest Maturity Date of any Loan outstanding at the time such Indebtedness is incurred or issued, (iv) the security agreements relating to such Indebtedness are substan- tially the same as or more favorable to the Loan Parties than the Collateral Documents (with such differ- ences as are reasonably satisfactory to the Administrative Agent) and (v) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the pro- visions of (I) the ABL Intercreditor Agreement and (II) a First Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted First Priority Refinancing Debt incurred by the Borrower, then the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a First Lien Intercreditor Agreement. Permitted First Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

"**Permitted Junior Priority Refinancing Debt**" means secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower in the form of one or more series of second lien (or other junior lien) secured notes or second lien (or other junior lien) secured loans; *provided* that (i) such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and is not secured by any property or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness may be secured by a Lien on the Collateral that is junior to the Liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt, notwithstanding any provision to the contrary contained in the definition of "Credit Agreement Refinancing Indebtedness," (iii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of (I) the ABL Intercreditor Agreement and (II) a Junior Lien Intercreditor Agreement; *provided* that if such Indebtedness is the initial Permitted Junior Priority Refinancing Debt incurred by the Borrower, then Holdings, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a Junior Lien Intercreditor Agreement and (iv) such Indebtedness meets the Permitted Other Debt Conditions. Permitted Junior Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

"**Permitted Other Debt Conditions**" means that such applicable debt (i) except for Permitted Junior Priority Refinancing Debt and Permitted Unsecured Refinancing Debt that in each case constitute Credit Agreement Refinancing Indebtedness which is incurred in reliance upon the Inside Maturity Basket, does not mature or have scheduled amortization payments of principal or payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except customary asset sale or change of control provisions that provide for the prior repayment in full of the Loans and all other Obligations), in each case prior to the Latest Maturity Date at the time such Indebtedness is incurred, (ii) notwithstanding anything contained in Section 7.03(c), is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors, and (iii) to the extent secured, the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent).

"**Permitted Ratio Debt**" means Indebtedness of the Borrower or any Restricted Subsidiary, *provided* that immediately after giving Pro Forma Effect thereto and to the use of the proceeds thereof, (i) no Event of Default shall be continuing or result therefrom, (ii) (I) the aggregate principal amount of such Indebtedness incurred after the Closing Date shall not exceed the Ratio Indebtedness Starter Basket minus the aggregate amount of all Incremental Commitments established in reliance on the Incremental Starter Basket minus the aggregate amount of incremental commitments that shall have become effective under the ABL Facility after the Closing Date plus (II) an additional amount of Incremental Term Loans (X) comprising First Lien Debt so long as the Consolidated First Lien Net Leverage Ratio as of the date such Indebtedness is incurred is no more than the First Lien Incurrence Leverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis, (Y) comprising Junior Lien Debt so long as the Secured Leverage Ratio as of the date such Indebtedness is incurred is no more than the Secured Incurrence Leverage Ratio Level determined on the date such Indebtedness is incurred after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis and (Z)

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comprising Unsecured Debt so long as (I) the Total Leverage Ratio as of the date such Indebtedness is incurred is no more than the Unsecured Incurrence Leverage Ratio Level determined on the date such Indebtedness is incurred or (II) the Interest Coverage Ratio for the most recent ended Test Period ending on or prior to the date such Indebtedness is incurred is no less than the Unsecured Incurrence Coverage Ratio Level, in each case, after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis (any of the capacity for the incurrence of Permitted Ratio Debt Term Loans referred to in clauses (ii)(II)(X), (Y) or (Z) shall be referred to as an "**Ratio Debt Ratio Basket**"), (iv) except for Permitted Ratio Debt incurred in reliance upon the Inside Maturity Basket, such Indebtedness has a maturity no earlier, and a Weighted Average Life to Maturity equal to or greater, than the Term B Loans , (v) if such Indebtedness is in the form of term loans secured by Collateral on a *pari passu* basis with the Obligations and does not constitute an MFN Carveout Loan, the Term B Loans will have any applicable benefit of the MFN Adjustments as if such Indebtedness were incurred as an Incremental Term Loan, (vi) such Indebtedness shall have terms and conditions (other than pricing, rate floors, discounts, fees, and optional redemption provisions) that are not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) as reasonably determined by the Borrower, (vii) if such Indebtedness is incurred or guaranteed on a secured basis by a Loan Party, such Indebtedness is subject to the Intercreditor Agreements referred to in Section 7.01(cc) and (viii) any such Indebtedness incurred or guaranteed by a Restricted Subsidiary that is not a Loan Party, together with any Indebtedness incurred or guaranteed by a Restricted Subsidiary that is not a Loan Party pursuant to Section 7.03(g), does not exceed in the aggregate at any time outstanding the greater of (x) $118,750,000 and (y) 25% of Consolidated EBITDA for the most recently ended Test Period, in each case determined at the time of incurrence (the "**Non-Guarantor Ratio Debt Basket**").

"**Permitted Refinancing**" means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, exchange or extension of any Indebtedness of such Person; *provided* that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts owing or paid related to such Indebtedness, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Sections 7.03(e) or (f), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and (e) notwithstanding anything contained in Section 7.03(c), such modification, refinancing, refunding, renewal, replacement or extension is incurred by one or more Persons who is an obligor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended.

"**Permitted Unsecured Refinancing Debt**" means unsecured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower in the form of one or more series of senior unsecured

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-51- notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebted- ness and (ii) meets the Permitted Other Debt Conditions. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established or maintained by any Loan Party or any Restricted Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning set forth in Section 6.01(d). “Pledged Debt” has the meaning set forth in the Security Agreement. “Pledged Equity” has the meaning set forth in the Security Agreement. “Primary Obligor” has the meaning set forth in the definition of “Guarantee.” “Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.09. “Pro Forma Financial Statements” has the meaning set forth in Section 5.05(c). “Pro Rata Share” means, with respect to each Lender, at any time a fraction (expressed as a per- centage, carried out to the ninth decimal place), the numerator of which is the amount of the Commit- ments and, if applicable and without duplication, Term Loans of such Lender under the applicable Facil- ity or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities and, if applicable and without duplication, Term Loans under the applicable Facility or Facilities at such time. “Proceeding” has the meaning set forth in Section 10.05. “Proceeds” has the meaning set forth in Section 9-102(a)(64) of the UCC. “Projections” has the meaning set forth in Section 6.01(c). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning set forth in Section 6.01(d). “Purchase Price” has the meaning set forth in Section 3.07(b). “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section 10.22. -52- “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party with total assets exceeding $10,000,000 or that qualifies at the time the relevant Guarantee or grant of the rele- vant security interest becomes effective with respect to such Swap Obligation or such other person as con- stitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promul- gated thereunder and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Inter- ests. “Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (b) all sales and/or contributions of Se- curitization Assets and related assets to the Securitization Subsidiary are made at fair market value and (c) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Undertakings, shall be market terms. The grant of a security interest in any Securitization Assets of the Borrower or any of the Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing. “Qualifying Lender” has the meaning set forth in Section 2.05(a)(v)(D)(3). “Ratio Debt Basket” means either an Incremental Ratio Basket or a Ratio Debt Ratio Basket. “Ratio Debt Ratio Basket” has the meaning set forth in the definition of Permitted Ratio Debt. “Ratio Indebtedness Starter Basket” means the greater of (x) $475,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period. “Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or otherwise held by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equip- ment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Recipient” has the meaning set forth in Section 9.14(a). “Refinanced Debt” has the meaning set forth in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinanced Term Loans” has the meaning set forth in Section 10.01. “Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrower, (b) the Administrative Agent, (c) each Additional Refinancing Lender and (d) each Lender that agrees to provide any portion of Refinancing Term Loans in accordance with Section 2.15. “Refinancing Series” means all Refinancing Term Loans or Refinancing Term Commitments that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing

-53- Amendment to the extent such Refinancing Amendment expressly provides that the Refinancing Term Loans or Refinancing Term Commitments provided for therein are intended to be a part of any previously established Refinancing Series) and that provide for the same Effective Yield and amortization schedule. “Refinancing Term Commitments” means one or more term loan commitments hereunder that fund Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing Amendment. “Refinancing Term Loans” means one or more term loans hereunder that result from a Refi- nancing Amendment. “Register” has the meaning set forth in Section 10.07(d). “Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securi- ties Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Rejection Notice” has the meaning set forth in Section 2.05(b)(vi). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affili- ates. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharg- ing, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into, onto or through the Environment or from or through any facility, property or equipment. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Replacement ABL Intercreditor Agreement” means an intercreditor agreement between the Administrative Agent, the ABL Agent and the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, entered into at the option of the Borrower which, in the event of a refinanc- ing of the initial ABL Credit Agreement, replaces the ABL Intercreditor Agreement in its entirety and pursuant to which the Liens on the Collateral securing the Obligations are not subordinated to any other Liens on any portion of the Collateral (other than the Liens securing the ABL Facility to the same extent as under the ABL Intercreditor Agreement being so replaced). “Replacement Term Loans” has the meaning specified in Section 10.01. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regu- lations issued thereunder, other than events for which the otherwise applicable notice period has been waived by regulation or otherwise by the PBGC. “Repricing Transaction” means the prepayment, refinancing, substitution or replacement of all or a portion of the Term B Loans with the incurrence by Holdings, the Borrower or any Subsidiary of any new or replacement tranche of term loans the primary purpose of which is to reduce the All-In Yield of -54- such Term B Loans so repaid, refinanced, substituted or replaced (excluding any new or replacement term loans incurred in connection with an Exempted Transaction), including without limitation, as may be effected through any amendment to this Agreement relating to the All-In Yield for Term B Loans or the incurrence of any Replacement Term Loans or Refinancing Term Loans. “Request for Credit Extension” means a Committed Loan Notice. “Required Class Lenders” means, with respect to any Class on any date of determination, Lend- ers having more than 50% of the sum of (i) the outstanding Loans under such Class and (ii) the aggregate unused Commitments under such Class (provided that such unused Commitments shall not have been es- tablished primarily to influence voting under any Loan Document). “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings and (b) unused Commitments (provided that such unused Commit- ments shall not have been established primarily to influence voting under any Loan Document). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Finan- cial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief finan- cial officer, chief administrative officer, secretary or assistant secretary, treasurer or assistant treasurer or other similar officer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corpo- rate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Cash” means cash and Cash Equivalents held by Restricted Subsidiaries that is con- tractually restricted from being distributed to the Borrower. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Holdings or any Restricted Subsidiary, or any pay- ment (whether in cash, securities or other property), including any sinking fund or similar deposit, on ac- count of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Holdings’s or a Restricted Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof). “Restricted Subsidiary” means any Subsidiary of Holdings other than an Unrestricted Subsidi- ary. “Retained Percentage” means, with respect to any Excess Cash Flow Period (a) 100% minus (b) the Applicable ECF Percentage with respect to such Excess Cash Flow Period. “Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, pre- mium, return of capital, repayment of principal, income, profits (from a Disposition or otherwise) and other amounts received or realized in respect of such Investment. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto. “Same Day Funds” means immediately available funds.

-55- “Sanctions” has the meaning set forth in Section 5.18(c). “SEC” means the Securities and Exchange Commission, or any Governmental Authority suc- ceeding to any of its principal functions. “Secured Incurrence Leverage Ratio Level” means, with respect to an incurrence of Junior Lien Debt as of any date, a Secured Net Leverage Ratio level not to exceed the greater of (x) 5.00:1.00 and (y) if such Junior Lien Debt is used to fund a Permitted Acquisition or similar Investment, the Se- cured Net Leverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Invest- ment. “Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Secured Net Debt as of such date (b) Consolidated EBITDA for the most recent Test Period for which fi- nancial statements are available ending on or prior to such date. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Sec- tion 9.05. “Securities Act” means the Securities Act of 1933, as amended. “Securitization Assets” means (a) the accounts receivable subject to a Qualified Securitization Financing and the proceeds thereof and (b) contract rights, lockbox accounts and records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in a securitization financing. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid to a Person that is not a Securitization Sub- sidiary in connection with any Qualified Securitization Financing. “Securitization Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security in- terests are customarily granted in connection with asset securitization transactions involving Securitiza- tion Assets. “Securitization Repurchase Obligation” means any obligation of a seller of Securitization As- sets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a Standard Securitization Undertaking, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Securitization Subsidiary” means a wholly owned Subsidiary of the Borrower (or another Per- son formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower or -56- any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Securitization Assets and related assets) that engages in no activities other than in con- nection with the financing of Securitization Assets of the Borrower or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the board of directors of the Borrower or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Hold- ings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings or Limited Originator Recourse), (ii) is recourse to or obligates Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Sub- sidiary, in any way other than pursuant to Standard Securitization Undertakings or Limited Originator Re- course or (iii) subjects any property or asset of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitiza- tion Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to Holdings, the Borrower or such Sub- sidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower and (c) to which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than an- other Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condi- tion or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of the Borrower or such other Person shall be evidenced to the Administrative Agent by de- livery to the Administrative Agent of a certified copy of the resolution of the board of directors of the Borrower or such other Person giving effect to such designation and a certificate executed by a Responsi- ble Officer certifying that such designation complied with the foregoing conditions. “Security Agreement” means a Security Agreement substantially in the form of Exhibit F. “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Seller” has the meaning specified in the preliminary statements to this Agreement. “Senior Indebtedness” has the meaning set forth in Section 10.01(g). “Senior Lien Indebtedness” has the meaning set forth in Section 10.01(g). “Senior Payment Indebtedness” has the meaning set forth in Section 10.01(g). “Senior Representative” means, with respect to any series of Permitted First Priority Refinanc- ing Debt or Permitted Junior Priority Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor adminis- trator of the secured overnight financing rate).

"**SOFR Loan**" means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of "Base Rate".

"**Solicited Discount Proration**" has the meaning set forth in Section 2.05(a)(v)(D)(3).

"**Solicited Discounted Prepayment Amount**" has the meaning set forth in Section 2.05(a)(v)(D)(1).

"**Solicited Discounted Prepayment Notice**" means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.05(a)(v)(D) substantially in the form of Exhibit E-6.

"**Solicited Discounted Prepayment Offer**" means the irrevocable written offer by each Lender, substantially in the form of Exhibit E-7, submitted following the Administrative Agent's receipt of a Solicited Discounted Prepayment Notice.

"**Solicited Discounted Prepayment Response Date**" has the meaning set forth in Section 2.05(a)(v)(D)(1).

"**Solvent**" and "**Solvency**" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

"**SPC**" has the meaning specified in Section 10.07(h).

"**Specified Debt**" means (i) the 2028 Notes, (ii) the 2031 Notes, (iii) any ABL Facility Indebtedness, (iv) Permitted Unsecured Refinancing Debt, (v) Permitted First Priority Refinancing Debt, (vi) Permitted Junior Priority Refinancing Debt, (vii) any Permitted Ratio Debt or (viii) any Permitted Refinancing of any Indebtedness referred to in any of clause (i) through (vii) of this definition; *provided* that notwithstanding the foregoing, no asset-based Indebtedness of any Foreign Subsidiary and no working capital revolving line of credit of any Foreign Subsidiary shall constitute Specified Debt.

"**Specified Discount**" has the meaning set forth in Section 2.05(a)(v)(B)(1).

"**Specified Discount Prepayment Amount**" has the meaning set forth in Section 2.05(a)(v)(B)(1).

"**Specified Discount Prepayment Notice**" means a written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.05(a)(v)(B) substantially in the form of Exhibit E-8.

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"**Specified Discount Prepayment Response**" means the irrevocable written response by each Lender, substantially in the form of Exhibit E-9, to a Specified Discount Prepayment Notice.

"**Specified Discount Prepayment Response Date**" has the meaning set forth in Section 2.05(a)(v)(B)(1).

"**Specified Discount Proration**" has the meaning set forth in Section 2.05(a)(v)(B)(3).

"**Specified Junior Financing Obligations**" means any obligations in respect of any Junior Financing in respect of which any Loan Party is an obligor in a principal amount in excess of the Threshold Amount.

"**Specified Loan Party**" means any Loan Party that is not an "eligible contract participant" under the Commodity Exchange Act (determined prior to giving effect to Section 11.11 hereof).

"**Specified Representations**" means those representations and warranties made by the Borrower in Sections 5.01(a) (as to the Borrower and Guarantors (giving pro forma effect to the subject transactions), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.02(b)(iii)(relating to the incurrence of Loans, giving of guarantees hereunder and granting of security interests required by the Loan Documents), 5.03 (to the extent related to consents or approvals under Organization Documents of any Loan Party or under any material Law and relating to the incurrence of Loans, giving of guarantees hereunder and granting of security interests required hereby), 5.04, 5.12, 5.16, 5.18 and 5.19 (subject, in the case of Section 5.19, to the proviso at the end of Section 4.01(a)).

"**Specified Transaction**" means the Trident Acquisition, the Trust Acquisition or any Investment that results in a Person becoming a Restricted Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of, or all or substantially all of the Equity Interests of, another Person or any Disposition of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise, or any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit), Restricted Payment or Incremental Term Loan that by the terms of this Agreement requires such test to be calculated on a "Pro Forma Basis" or after giving "Pro Forma Effect."

"**Standard Securitization Undertakings**" means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower that are customary in a Securitization Financing.

"**Submitted Amount**" has the meaning set forth in Section 2.05(a)(v)(C)(1).

"**Submitted Discount**" has the meaning set forth in Section 2.05(a)(v)(C)(1).

"**Subsidiary**" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned or (iii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both,

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by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

"**Subsidiary Guarantor**" means any Guarantor other than Holdings.

"**Successor Company**" has the meaning specified in Section 7.04(d).

"**Supported QFC**" has the meaning set forth in Section 10.22.

"**Swap Contract**" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "**Master Agreement**"), including any such obligations or liabilities under any Master Agreement.

"**Swap Obligations**" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act.

"**Swap Termination Value**" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

"**Tax Group**" has the meaning specified in Section 7.06(h)(iv).

"**Taxes**" means all present or future taxes, duties, levies, imposts, assessments or withholdings imposed by any Governmental Authority including interest, penalties and additions to tax.

"**Term B Commitment**" means, as to any Person, such Person's obligation to make a term loan to the Borrower, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension. The initial amount of each such Person's Term B Commitment is set forth in Section 1.01A of the Confidential Disclosure Letter under the caption "Term B Commitment" or, otherwise, in the Assignment and Assumption, Incremental Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its Term B Commitment, as the case may be. The aggregate Term B Commitments at the Closing Date are $1,045,000,000.

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"**Term B Lender**" means, at any time, a Person that holds a Term B Commitment or Term B Loan at such time, and immediately following the funding of the Term B-1 Loans and thereafter, the Term B Lenders shall include the Term B-1 Lenders for all purposes of the Loan Documents, the Term B-1 Loans.

"**Term B Loan**" has the meaning set forth in Section 2.01, and immediately following the funding of the Term B-1 Loans and thereafter, the Term B Loans shall include the Term B-1 Loans for all purposes of the Loan Documents (except as expressly set forth herein including for purposes of adding to amortization in accordance with Section 2.07 and allowability of assignments as set forth in Section 11.07).

"**Term B-1 Amendment**" means an amendment to this Agreement dated as of the Term B-1 Funding Date among the Term B-1 Lender(s), the Loan Parties and the Administrative Agent.

"**Term B-1 Commitment**" means the obligation of each Term B-1 Lender to make a term loan to the Borrower, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension. The Term B-1 Commitment of the Term B-1 Lender will be as set forth in the Term B-1 Amendment but the aggregate amount of the Term B-1 Commitments will not be greater than $95,000,000.

"**Term B-1 Funding Date**" shall mean the date that the conditions in Section 4.03 are satisfied or waived in accordance with such Section 4.03(c).

"**Term B-1 Lender**" means the Person(s) specified in the Term B Amendment as the "Term B Lender(s)".

"**Term B-1 Loan**" has the meaning set forth in Section 2.01.

"**Term Lender**" means, at any time, any Lender that has a Commitment or a Term Loan at such time.

"**Term Loan**" means any Term B Loan, Term B-1 Loan, Incremental Term Loan, Other Term Loan or Extended Term Loan, as the context may require.

"**Term Loan Extension Request**" has the meaning provided in Section 2.16(a).

"**Term Loan Extension Series**" has the meaning provided in Section 2.16(a).

"**Term Loan Increase**" has the meaning set forth in Section 2.14(a).

"**Term Loan Secured Hedge Agreement**" means any Swap Contract permitted under Section 7.03(f) that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Swap Contract is entered into or, with respect to any such Swap Contract entered into prior to the Closing Date, on the Closing Date (any such Person, a "**Hedge Bank**"); *provided* that (a) such Person is designated a "Hedge Bank" with respect to such Term Loan Secured Hedge Agreement in a writing from the Borrower to the Administrative Agent, and (other than a Person already party hereto as the Adminis-

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trative Agent or a Lender) that delivers to the Administrative Agent a letter agreement reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.15 and 10.16 and Article IX as if it were a Lender and (b) such Swap Contract is designated in a writing from the Borrower to the Administrative Agent as a "Term Loan Secured Hedge Agreement"; provided, that, no ABL Facility Indebtedness referred to in clause (ii) of the definition of ABL Facility Indebtedness shall constitute a Term Loan Secured Hedge Agreement.

"**Term Note**" means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C hereto, evidencing the aggregate Indebtedness of such Borrower to such Term Lender resulting from the Term Loans made by such Term Lender.

"**Term SOFR**" means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, a "**Periodic Term SOFR Determination Day**") that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, a "**Base Rate Term SOFR Determination Day**") that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day;

; provided that if Term SOFR as calculated above is less than the Floor, Term SOFR shall be deemed to be the Floor.

"**Term SOFR Administrator**" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

"**Term SOFR Reference Rate**" means the forward-looking term rate based on SOFR.

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"**Test Period**" means, subject to Section 1.09(a), for any date of determination under this Agreement, the four consecutive fiscal quarters of Holdings most recently ended as of such date of determination.

"**Threshold Amount**" means the greater of (x) $95,000,000 and (y) 20.0% of Consolidated EBITDA for the most recently ended Test Period.

"**Total Assets**" means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Financial Statements.

"**Total Leverage Ratio**" means, as of any date of determination, the ratio of (a) Consolidated Total Net Debt as of such date (b) Consolidated EBITDA for the most recent Test Period for which financial statements are available ending on or prior to such date.

"**Total Outstandings**" means the aggregate Outstanding Amount of all Loans.

"**Trade Date**" has the meaning assigned to such term in Section 10.07(m).

"**Transaction Expenses**" means any fees or expenses incurred or paid by Holdings, the Borrower or any of their respective Subsidiaries in connection with the Transactions (including expenses in connection with hedging transactions), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

"**Transactions**" means, collectively, (a) the Trident Acquisition and other related transactions contemplated by the Trident Acquisition Agreement, (b) the funding of the Term B Loans on the Closing Date and the execution and delivery of Loan Documents to be entered into on the Closing Date, (c) the Trust Acquisition and other related transactions contemplated by the Trust Acquisition Agreement, (d) the funding of the Term B-1 Loans on the Term B-1 Funding Date, (d) the execution and delivery by the Borrower and the Subsidiaries party thereto of Amendment No. 10 to the ABL Credit Agreement, and (f) the payment of Transaction Expenses.

"**Transferred Assets**" has the meaning assigned to such term in the preliminary statements to this Agreement.

"**Transferred Guarantor**" has the meaning specified in Section 11.09.

"**Trident Acquired Business**" means the Business (as defined in the Trident Acquisition Agreement).

"**Trident Acquired Business Annual Financial Statements**" means the audited consolidated balance sheet of the Trident Acquired Business as of December 31, 2025 and the related consolidated audited statements of income, changes in equity and cash flows for the year then ended, audited by EY.

"**Trident Acquired Business Unaudited Financial Statements**" the unaudited balance sheet of the Trident Acquired Business and related unaudited statements of income, statement of comprehensive income and cash flows for each fiscal quarter and year-to-date period for each fiscal quarter ending after December 31, 2025 and at least 45 days prior to the Closing Date, as reviewed by EY.

-62-

-63- “Trident Acquisition” has the meaning specified in the preliminary statements to this Agree- ment. “Trident Acquisition Agreement” has the meaning specified in the preliminary statements to this Agreement. “Trident Specified Acquisition Agreement Representations” means the representations in the Trident Acquisition Agreement made with respect to the Trident Acquired Business in the Trident Acqui- sition Agreement as are material to the interests of the Lenders, but only to the extent that Holdings or the Borrower has the right to terminate Holdings’ or Borrower’s obligations under the Trident Acquisition Agreement, or decline to consummate the Trident Acquisition, in each case as a result of a breach of such representations in the Trident Acquisition Agreement. “Trust Acquisition” has the meaning specified in the preliminary statements to this Agreement. “Trust Acquisition Agreement” has the meaning specified in the preliminary statements to this Agreement. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR or the Base Rate. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regimes” has the meaning set forth in Section 10.22. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regula- tion Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative au- thority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement exclud- ing the related Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning set forth in Section 3.01(d)(ii)(C) and is in substantially the form of Exhibit I hereto. -64- “Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Clos- ing Date and each Securitization Subsidiary. “Unsecured Debt” means unsecured Indebtedness. “Unsecured Incurrence Coverage Ratio Level” means, with respect to an incurrence of Unse- cured Debt as of any date, an Interest Coverage Ratio as of such date of not less than the lesser of (x) 2:00:1.00 and (y) if such Unsecured Debt is used to fund a Permitted Acquisition or similar Investment, the Interest Coverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Invest- ment. “Unsecured Incurrence Leverage Ratio Level” means, with respect to an incurrence of Unse- cured Debt as of any date, a Total Leverage Ratio level as of such date not to exceed the greater of (x) 6.00:1.00 and (y) if such Unsecured Debt is used to fund a Permitted Acquisition or similar Investment, the Total Leverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Invest- ment. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the near- est one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then out- standing principal amount of such Indebtedness. “wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares is- sued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Author- ity, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that per- son or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

-65- Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar im- port when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The word “or” is not exclusive. (f) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (g) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (h) Section headings herein and in the other Loan Documents are included for con- venience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (i) For purposes of determining compliance with any Section of Article VII at any time, in the event that any Lien, Investment, Indebtedness (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof), Disposition, Restricted Payment, Af- filiate transaction, Contractual Obligation or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of such Sec- tions, such transaction (or portion thereof) at any time shall be permitted under one or more of such clauses as determined by the Borrower in its sole discretion at such time. Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conform- ity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained in any Loan Document, Indebtedness of the Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. -66- Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calcu- lated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number). Section 1.05 References to Agreements, Laws, Etc.Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by the Loan Documents; and (b) refer- ences to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.07 Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immedi- ately succeeding Business Day. Section 1.08 Cumulative Credit and Excluded Contribution Transactions. If more than one action occurs on any given date the permissibility of the taking of which is de- termined hereunder by reference to the amount of the Cumulative Credit or Excluded Contributions im- mediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently (with capacity therefor under the Cumulative Credit or Excluded Contributions, as the case may be, correspondingly reduced) and in no event may any two or more such actions be treated as occurring simultaneously. Section 1.09 Pro Forma and Certain Other Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Total Leverage Ratio, the Secured Leverage Ratio, the Consolidated First Lien Net Leverage Ratio and the Interest Coverage Ratio shall be calculated in the manner prescribed by this Section 1.09; provided that notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Section 1.09, when calculat- ing the Consolidated First Lien Net Leverage Ratio for purposes of the definition of “Applicable ECF Percentage”, the events described in this Section 1.09 that occurred subsequent to the end of the applica- ble Test Period shall not be given pro forma effect. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis or Pro Forma Basis, the reference to the “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended Test Period for which internal financial statements of the Borrower are available (as determined in good faith by the Borrower); provided that, the provisions of this sentence shall not apply

-67- for purposes of calculating the Consolidated First Lien Net Leverage Ratio for purposes of the definition of the definition of “Applicable ECF Percentage”, which shall be based on the financial statements deliv- ered pursuant to Section 6.01(a) or (b), as applicable, for the relevant Test Period. (b) For purposes of calculating any financial ratio or test, Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.09) that have been made (i) during the applicable Test Period and (ii) if applicable as described in clause (a) above, subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subse- quently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.09, then such financial ratio or test shall be calculated to give pro forma effect thereto in accordance with this Sec- tion 1.09. (c) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma cal- culations shall be made in good faith by a responsible financial or accounting officer of the Borrower and include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reduc- tions and synergies projected by the Borrower in good faith to be realized as a result of specified actions taken, committed to be taken or expected to be taken (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such pe- riod and as if such cost savings, operating expense reductions and synergies were realized during the en- tirety of such period) and “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or expected to be taken (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements) net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subse- quent Test Period in which the effects thereof are expected to be realized relating to such Specified Transaction; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of the Borrower, (B) such actions have been taken or with respect to which substan- tial steps have been taken (in the good faith determination of the Borrower) within twenty-four (24) months after the date of such Specified Transaction, and (C) no amounts shall be added pursuant to this clause (c) to the extent duplicative of any amounts that are otherwise added back in computing Consoli- dated EBITDA, whether through a pro forma adjustment or otherwise, with respect to such period; pro- vided that any increase to Consolidated EBITDA as a result of cost savings, operating expense reduc- tions and synergies pursuant to this Section 1.09(c) shall be subject to the limitation set forth in the pro- viso of clause (viii) of the definition of “Consolidated EBITDA.” (d) In the event that the Borrower or any Restricted Subsidiary incurs (including by assump- tion or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of any financial ratio or test (in each case, other than Indebted- ness incurred or repaid under any revolving credit facility), (i) during the applicable Test Period or (ii) subject to clause (a) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent re- quired, as if the same had occurred on the last day of the applicable Test Period (or the first day of the applicable Test Period solely in the case of the Interest Coverage Ratio). -68- (e) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Interest Coverage Ratio is made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness); provided, in the case of repayment of any Indebtedness, to the extent actual interest related thereto was included during all or any portion of the applicable Test Period, the actual interest may be used for the applicable portion of such Test Period. Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebt- edness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or Restricted Subsidiary may designate. (f) When calculating the Consolidated First Lien Net Leverage Ratio, the Secured Leverage Ratio or the Total Leverage Ratio to determine the permissibility of the incurrence of any Incremental Term Loans or Permitted Ratio Debt, no cash proceeds from the incurrence of such Incremental Term Loans or Permitted Ratio Debt then being or substantially simultaneously being incurred may be in- cluded in clause (y) of the definition of Consolidated First Lien Net Debt, Consolidated Secured Net Debt or Consolidated Total Net Debt. (g) In the event that any Incremental Term Loan is being incurred in reliance on the Incre- mental Starter Basket or any Permitted Ratio Debt is being incurred in reliance on the Ratio Indebted- ness Starter Basket at the same time that any Incremental Term Loan or Permitted Ratio Debt is being incurred pursuant to a Ratio Debt Basket, when determining the permissibility of the incurrence of such Incremental Term Loan or Permitted Ratio Debt being incurred pursuant to such Ratio Debt Basket, it is understood and agreed that any Incremental Term Loans or Permitted Ratio Debt being so incurred pur- suant to the Incremental Starter Basket or the Ratio Indebtedness Starter Basket at such time shall be ex- cluded from Consolidated First Lien Net Debt, Consolidated Secured Net Debt or Consolidated Total Net Debt, as the case may be. (h) With respect to any simultaneous usage of the Incremental Starter Basket and the Ratio Indebtedness Starter Basket, both such usages shall then be permitted by the Incremental Starter Basket and the Ratio Indebtedness Starter Basket. Section 1.10 Currency Generally; Judgment Currency. (a) For purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). (b) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstand- ing any judgment in a currency (the “Judgment Currency”) other than that in which such sum is de-

-69- nominated in accordance with the applicable provisions of this Agreement (the “Agreement Cur- rency”), be discharged only to the extent that on the Business Day following receipt by the Administra- tive Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Cur- rency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obliga- tion and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administra- tive Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under applicable law). Section 1.11 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate or Term SOFR, or any compo- nent definition thereof or rates referred to in the definition thereof, or any alternative, successor or re- placement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replace- ment) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conform- ing Changes. The Administrative Agent and its affiliates or other related entities may engage in transac- tions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, any alter- native, successor or replacement rate (including any Benchmark Replacement) or any relevant adjust- ments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates re- ferred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including di- rect or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.12 Limited Condition Transactions In connection with any action being taken in connection with a Limited Condition Transaction (including the incurrence of any Indebtedness and/or any Lien in connection therewith), for purposes of this Agreement, (i) whether any such action or transaction is permitted (or any requirement or condition therefor is complied with or satisfied (including as to the absence of any continuing Default, Event of De- fault or Payment or Bankruptcy Event of Default) or whether any representations and warranties (or any specified representations and warranties) are true and correct under this Agreement or (ii) any financial ratio or dollar or percentage of Consolidated EBITDA basket be satisfied, such condition or circumstance referred to in the immediately preceding clause (i) or (ii), as the case may be, shall, at the written option of the Borrower delivered by the Borrower to the Administrative Agent on or prior to the LCA Test Date (as defined below) indicating the same and identifying the applicable Limited Condition Transaction (the “LCA Election”), be deemed satisfied, so long as such action or transaction is permitted and such finan- -70- cial ratio or dollar or percentage is satisfied (after giving pro forma effect to the Limited Condition Trans- action and any actions or transactions related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and Dispositions) and any related pro forma adjustments as if they had occurred at the beginning of the most recent Test Period ended prior to the LCA Test Date), as the case may be, on the date the definitive agreements or instruments for such Limited Condition Transac- tion are entered into (the “LCA Test Date”); provided that compliance with such ratios, test or baskets (and any related requirements and conditions) shall not be determined or tested at any time after the appli- cable LCA Test Date for such Limited Condition Transaction and any actions or transaction related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and Dis- positions). For the avoidance of doubt, if the Borrower has made an LCA Election: (1) if any of the ratios, tests or baskets for which compliance was determined or tested as of the LCA Test Date would at any time after the LCA Test Date have been exceeded or otherwise failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA of the Borrower or the Person sub- ject to such Limited Condition Transaction, such baskets, tests or ratios will not be deemed to have been exceeded or failed to have been complied with as a result of such fluctuations; (2) any change to the applicable exchange rate utilized in calculating compliance with any Dollar-based provision of this Agreement, at any time from and after the LCA Test Date to the date of consummation of such Investment, acquisition or repayment, repurchase or refi- nancing of Indebtedness, will not be taken into account for purposes of determining (x) whether any Indebtedness or Lien that is being incurred in connection with such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness is permitted, or (y) compliance by any Loan Party or any Restricted Subsidiary with any other provision of the Loan Documents; (3) if any related requirements and conditions (including as to the absence of any continuing Default, Event of Default or Payment or Bankruptcy Event of Default) for which com- pliance or satisfaction was determined or tested as of the LCA Test Date would at any time after the LCA Test Date not have been complied with or satisfied (including due to the occurrence or continuation of a Default or an Event of Default), such requirements and conditions will not be deemed to have been failed to be complied with or satisfied (and such Default, Event of Default or Payment or Bankruptcy Event of Default shall be deemed not to have occurred or be continu- ing); (4) for purposes of determining whether the bring down of representations and war- ranties (or specified representations and warranties) in connection with any such Investment, ac- quisition or repayment, repurchase or refinancing of Indebtedness, as applicable, are true and cor- rect, such condition shall be deemed satisfied so long as such representation and warranties, as applicable, are true and correct in all material respects on the LCA Test Date; and (5) in calculating the availability under any ratio, test or basket in connection with any action or transaction unrelated to such Limited Condition Transaction following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or date for redemption, purchase or re- payment specified in an irrevocable notice for such Limited Condition Transaction is terminated,

-71- expires or passes (or, if applicable, the irrevocable notice is terminated, expires or passes), as ap- plicable, without consummation of such Limited Condition Transaction, any such ratio, test or basket shall be determined or tested giving pro forma effect to such Limited Condition Transac- tion. For the avoidance of doubt, the provisions of this Section 1.12 shall apply to any Limited Condi- tion Transaction permitted under this Agreement, notwithstanding that such provision is not expressly made subject to this Section 1.12. Section 1.13 LLC Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under the Law of Delaware (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset, right, obligation or liability shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. Section 1.14 Cashless Rolls. To the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Term Loans, Refinancing Term Loans, Extended Term Loans, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, the consummation of such exten- sion, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in cash” or any other similar requirement and cashless roll shall be deemed not to violate the provisions hereof by virtue of being cashless and not having such payment for such consummation made in Dollars, immediately available funds, in cash or similar requirement. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01 The Loans. (a) Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make to the Borrower on the Closing Date one or more Borrowings denominated in Dollars in an aggregate principal amount equal to such Term Lender’s Term B Commitment (as to such Term B Lender, a “Term B Loan” of such Term B Lender). (b) Subject to the terms and conditions set forth herein, each Term B-1 Lender severally agrees to make to the Borrower on the Term B-1 Funding Date one or more Borrowings denominated in Dollars in an aggregate principal amount equal to such Term Lender’s Term B-1 Commitment (as to such Term B Lender, a “Term B-1 Loan” of such Term B-1 Lender). As set forth in the definition of Term B Loans, immediately following the funding of the Term B-1 Loans, the Term B-1 Loans shall constitute Term B Loans such that all references to Term B Loans in each Loan Document shall include the Term B Loans made on the Closing Date and, immediately following the borrowing of the Term B-1 -72- Loans on the Term B-1 Funding Date, Term B-1 Loans so made (except as expressly set forth herein in- cluding for purposes of adding to amortization in accordance with Section 2.07 and allowability of as- signments as set forth in Section 11.07). (c) Amounts borrowed under this Section 2.01 and repaid or prepaid may not be rebor- rowed. Term Loans may be Base Rate Loans or SOFR Loans, as further provided herein. Section 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Term Loans from one Type to the other, and each continuation of SOFR Loans shall be made upon the Borrower’s irrevocable notice, to the Administra- tive Agent (provided that the notices in respect of the initial Credit Extensions may be conditioned on the closing of the Trident Acquisition and the notices in respect of the borrowing of the Term B-1 Loans on the Term B-1 Funding Date may be conditioned on the closing of the Trust Acquisition), which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (New York, New York time) (1) three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing or continuation of SOFR Loans or any conversion of Base Rate Loans to SOFR Loans, and (2) on the requested date of any Borrowing of Base Rate Loans; provided that the notice referred to in subclause (1) above may be delivered no later than one (1) Business Day prior to the Closing Date in the case of initial Credit Extensions. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Section 2.14, each Borrowing of, conversion to or continuation of SOFR Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $100,000, in excess thereof. Except as provided in Section 2.14, each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Term Loans from one Type to the other or a continuation of SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or contin- ued, (iv) the Type of Loans to be borrowed or to which existing Term Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) wire instructions of the ac- count(s) to which funds are to be disbursed (it being understood, for the avoidance of doubt, that the amount to be disbursed to any particular account may be less than the minimum or multiple limitations set forth above so long as the aggregate amount to be disbursed to all such accounts pursuant to such Borrowing meets such minimums and multiples). If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fail to give a timely notice requesting a conversion or continuation, then the applicable Term Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conver- sion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with re- spect to the applicable SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continu- ation of SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any auto- matic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business

-73- Day specified in the applicable Committed Loan Notice. The Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account(s) of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided by the Borrower to (and reasonably acceptable to) the Administrative Agent. (c) Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the occurrence and continuation of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as SOFR Loans. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. The determination of Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. (e) After giving effect to all Borrowings, all conversions of Term Loans from one Type to the other and all continuations of Term Loans as the same Type, there shall not be more than six (6) In- terest Periods in effect; provided that after the establishment of any new Class of Loans pursuant to a Re- financing Amendment or Extension Amendment, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) Interest Periods for each applicable Class so established. (f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share or other applica- ble share provided for under this Agreement available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Adminis- trative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower sever- ally agree to repay to the Administrative Agent forthwith on demand such corresponding amount to- gether with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclu- sive in the absence of manifest error. If the Borrower and such Lender shall pay such interest to the Ad- ministrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall consti- tute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without -74- prejudice to any claim the Borrower may have against a Lender that shall have failed to make such pay- ment to the Administrative Agent. Section 2.03 [Reserved]. Section 2.04 [Reserved]. Section 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent by the Bor- rower, at any time or from time to time voluntarily prepay any Class or Classes of Term Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administra- tive Agent not later than 11:00 a.m. (New York City time) (A) three (3) U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of SOFR Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $100,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be pre- paid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each pre- payment of the Loans pursuant to this Section 2.05(a), the Borrower may in its sole discretion select the Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid, and such pay- ment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares or other applicable share provided for under this Agreement. (ii) [Reserved]. (iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) if such prepayment would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed. (iv) Voluntary prepayments of any Class of Term Loans permitted hereunder shall be applied to the remaining scheduled installments of principal thereof pursuant to Section 2.07 in a manner deter- mined at the discretion of the Borrower and specified in the notice of prepayment (and absent such direc- tion, in direct order of maturity). (v) Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, any Company Party may prepay the outstanding Term Loans (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon such prepayment) (or Holdings or any of its Subsidiaries may purchase such outstanding Loans and immediately cancel them) on the following basis: (A) Any Company Party shall have the right to make a voluntary prepayment of Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment,

Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the "**Discounted Term Loan Prepayment**"), in each case made in accordance with this Section 2.05(a)(v); *provided* that no Company Party shall initiate any action under this Section 2.05(a)(v) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Company Party on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Company Party was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of any Company Party's election not to accept any Solicited Discounted Prepayment Offers.

(B) (1)Subject to the proviso to subsection (A) above, any Company Party may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days' notice in the form of a Specified Discount Prepayment Notice; *provided* that (I) any such offer shall be made available, at the sole discretion of the Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the "**Specified Discount Prepayment Amount**") with respect to each applicable tranche, the tranche or tranches of Term Loans subject to such offer and the specific percentage discount to par (the "**Specified Discount**") of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(a)(v)(B)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the "**Specified Discount Prepayment Response Date**").

(2) Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a "**Discount Prepayment Accepting Lender**"), the amount and the tranches of such Lender's Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(3) If there is at least one Discount Prepayment Accepting Lender, the relevant Company Party will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Term Loans specified in such Lender's Specified Discount Prepayment Response given pursuant to subsection (2) above; *provided* that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds

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the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the "**Specified Discount Proration**"). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Company Party of the respective Term Lenders' responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Company Party and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C) (1)Subject to the proviso to subsection (A) above, any Company Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days' notice in the form of a Discount Range Prepayment Notice; *provided* that (I) any such solicitation shall be extended, at the sole discretion of such Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the "**Discount Range Prepayment Amount**"), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the "**Discount Range**") of the principal amount of such Term Loans with respect to each relevant tranche of Term Loans willing to be prepaid by such Company Party (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section 2.05(a)(v)(C)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by a Company Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the "**Discount Range Prepayment Response Date**"). Each Term Lender's Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the "**Submitted Discount**") at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender's Term Loans (the "**Submitted Amount**") such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

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(2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Company Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the "**Applicable Discount**") which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a "**Participating Lender**").

(3) If there is at least one Participating Lender, the relevant Company Party will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender's Discount Range Prepayment Offer at the Applicable Discount; *provided* that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the "**Identified Participating Lenders**") shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the "**Discount Range Proration**"). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Company Party of the respective Term Lenders' responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D) (1)Subject to the proviso to subsection (A) above, any Company Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days' notice in the form of a Solicited Discounted Prepayment Notice; *provided* that (I) any such solicitation shall be extended, at the sole discretion of such Company Party, to

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(x) each Term Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the "**Solicited Discounted Prepayment Amount**") and the tranche or tranches of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(a)(v)(D)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by a Company Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Term Lenders (the "**Solicited Discounted Prepayment Response Date**"). Each Term Lender's Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the "**Offered Discount**") at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and tranches of such Term Loans (the "**Offered Amount**") such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(2) The Auction Agent shall promptly provide the relevant Company Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Company Party shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Company Party (the "**Acceptable Discount**"), if any. If the Company Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Company Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the "**Acceptance Date**"), the Company Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Company Party by the Acceptance Date, such Company Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the "**Discounted Prepayment Determination Date**"), the Auction Agent will determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the "**Acceptable Prepayment Amount**") to be prepaid by the relevant Company Party at the Acceptable Discount in accordance with this Section 2.05(a)(v)(D). If the Company Party elects to accept any Acceptable Discount, then the Company Party agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and includ-

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ing the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a "**Qualifying Lender**"). The Company Party will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender's Solicited Discounted Prepayment Offer at the Acceptable Discount; *provided* that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the "**Identified Qualifying Lenders**") shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the "**Solicited Discount Proration**"). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Company Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the tranches to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E) In connection with any Discounted Term Loan Prepayment, the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Company Party in connection therewith.

(F) If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, a Company Party shall prepay such Term Loans on the Discounted Prepayment Effective Date. The relevant Company Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent's Office in immediately available funds not later than 11:00 a.m. on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro-rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a)(v) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective Pro Rata Share. The aggregate principal amount of the tranches and installments of the relevant Term Loans outstanding shall be deemed reduced by

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the full par value of the aggregate principal amount of the tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment.

(G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.05(a)(v), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

(H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(a)(v), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon the Auction Agent's (or its delegate's) actual receipt during normal business hours of such notice or communication; *provided* that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I) Each of the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.05(a)(v) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(a)(v) as well as activities of the Auction Agent.

(J) Each Company Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Company Party to make any prepayment to a Lender, as applicable, pursuant to this Section 2.05(a)(v) shall not constitute a Default or Event of Default under Section 8.01 or otherwise).

(vi) Notwithstanding the foregoing, in the event that following the Closing Date and, on or prior to the six month anniversary after the Closing Date, the Borrower (x) prepays, refinances, substitutes or replaces any Term B Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Term B Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.

(b) *Mandatory*. (i)Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) (commencing with the fiscal year ended March 31, 2028) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall, subject to clause (b)(vii) of this Section 2.05, cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to (A) the Applicable ECF Percentage of Excess Cash Flow, if any, for the Excess Cash Flow Period covered by such financial statements minus (B) the ECF Deductions for such Excess

-80-

-81- Cash Flow Period; provided that no prepayment shall be required under this paragraph (i) if such prepay- ment would be less than the ECF Threshold. (ii) If (1) the any Loan Party Disposes of any property or assets (other than pursuant to an Excluded Disposition), or (2) any Casualty Event occurs, which in either case results in the realization or receipt by a Loan Party of Net Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt by the Loan Party of such Net Proceeds, subject to clause (b)(vii) of this Section 2.05, an aggregate principal amount of Term Loans in an amount equal to the Applicable Disposition Percentage of all such Net Proceeds received; provided that if at the time that any such prepayment would be required, the Borrower or any Restricted Subsidiary is required to offer to repurchase or to prepay Permitted First Priority Refinancing Debt (or any Permitted Refinancing thereof that is secured on a pari passu basis with the Obligations) pursuant to the terms of the documentation governing such Indebtedness with the Net Proceeds of such Disposition or Casualty Event (such Permitted First Priority Refinancing Debt (or Permitted Refinancing thereof) required to be offered to be so repurchased or prepaid, “Other Applicable Indebtedness”), then the Borrower may apply such Net Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time; provided that the portion of such Net Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Net Pro- ceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Net Proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Ap- plicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(b)(ii) shall be reduced accordingly; provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such Other Applicable Indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. (iii) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness after the Closing Date (A) not permitted to be incurred or issued pursuant to Section 7.03 or (B) that is intended to constitute Credit Agreement Refinancing Indebtedness, the Borrower shall cause to be prepaid an aggre- gate principal amount of Term Loans in an amount equal to 100% of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds. (iv) [Reserved]. (v) Except with respect to Loans incurred in connection with any Refinancing Amendment, Term Loan Extension Request or any Incremental Amendment (to the extent set forth in such Refinancing Amendment, Term Loan Extension Request or Incremental Amendment), (A) each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied ratably to each Class of Term Loans then outstand- ing (provided that (i) any prepayment of Term Loans with the Net Proceeds of Credit Agreement Refi- nancing Indebtedness shall be applied solely to each applicable Class of Refinanced Debt, and (ii) any Class of Incremental Term Loans may specify that one or more other Classes of Term Loans and Incre- mental Term Loans may be prepaid prior to such Class of Incremental Term Loans); (B) with respect to each Class of Term Loans, each prepayment pursuant to clauses (i) through (iii) of this Section 2.05(b) shall be applied to the scheduled installments of principal thereof following the date of prepayment pursu- ant to Section 2.07 in direct order of maturity; and (C) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares of such prepayment. -82- (vi) The Borrower shall notify the Administrative Agent in writing of any mandatory prepay- ment of Term Loans required to be made by the Borrower pursuant to clauses (i) through (iii) of this Sec- tion 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Term Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i), (ii) and (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower. (vii) Foreign Dispositions and Excess Cash Flow. Notwithstanding any other provisions of this Section 2.05, (i) to the extent that any of or all the Net Proceeds of any Disposition by a Foreign Sub- sidiary (“Foreign Disposition”) or Excess Cash Flow attributable to Foreign Subsidiaries are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05 but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be im- mediately effected and such repatriated Net Proceeds or Excess Cash Flow will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05 and (ii) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Proceeds of any Foreign Disposition or Foreign Subsidiary Excess Cash Flow would have material ad- verse tax cost consequences with respect to such Net Proceeds or Excess Cash Flow, such Net Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary; provided that, in the case of this clause (ii), on or before the date on which any such Net Proceeds so retained would other- wise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.05(b) or any such Excess Cash Flow would have been required to be applied to prepayments pursuant to this Sec- tion 2.05(b), the Borrower may apply an amount equal to such Net Proceeds or Excess Cash Flow to such reinvestments or prepayments, as applicable, as if such Net Proceeds or Excess Cash Flow had been re- ceived by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Proceeds or Excess Cash Flow had been repatri- ated (or, if less, the Net Proceeds or Excess Cash Flow that would be calculated if received by such For- eign Subsidiary). (c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accom- panied by all accrued interest thereon, together with, in the case of any such prepayment of a SOFR Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such SOFR Loan pursuant to Section 3.05.

-83- Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of SOFR Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor, in lieu of making any payment pur- suant to this Section 2.05 in respect of any such SOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in their sole discretion, deposit an amount sufficient to make any such pre- payment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administra- tive Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. Such deposit shall be deemed to be a prepayment of such Loans by the Borrower for all purposes under this Agreement. Section 2.06 Termination or Reduction of Commitments. The Term B Commitment of each Term B Lender shall be automatically and permanently re- duced to $0 upon the funding of Term B Loans to be made by it on the Closing Date. The Term B-1 Com- mitment of each Term B-1 Lender shall be automatically and permanently reduced to $0 upon the funding of Term B-1 Loans to be made by it on the Term B-1 Funding Date. Section 2.07 Repayment of Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B Lenders (A) on the last Business Day of each March, June, September and December, commencing with the first full quarter of Borrower after the Closing Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B Loans borrowed on the Closing Date plus, after the Term B-1 Funding Date, all Term B-1 Loans borrowed on the Term B-1 Funding Date (which payments shall be reduced as a result of the application of prepayments to Term B Loans in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B Loans, the aggregate principal amount of all Term B Loans outstanding on such date. Section 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) During the continuance of a Default under Section 8.01(a), the Borrower shall pay inter- est on past due amounts owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. -84- Section 2.09 Fees. (a) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as ex- pressly agreed between the Borrower and the applicable Agent). (b) Closing Fees. The Borrower agrees to pay on the Closing Date to each Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term B Loan, a closing fee (the “Original Closing Fee”) in an amount equal to 0.25% of the stated principal amount of such Lender’s Term B Loan made on the Closing Date. Such Original Closing Fee will be in all respects fully earned, due and payable on the Closing Date and non-refundable and non-creditable thereafter and such Closing Fee shall be netted against Term Loans made by such Lender. The Borrower agrees to pay on the Term B-1 Funding Date to each Lender party to this Agreement on the Term B-1 Funding Date, as fee compensation for the fund- ing of such Lender’s Term B-1 Loan, a closing fee (the “Term B-1 Closing Fee”) in an amount equal to 0.25% of the stated principal amount of such Lender’s Term B-1 Loan made on the Term B-1 Funding Date. Such Term B-1 Closing Fee will be in all respects fully earned, due and paya- ble on the Term B-1 Funding Date and non-refundable and non-creditable thereafter and such Term B-1 Closing Fee shall be netted against Term Loans made by such Lender. It is understood and agreed that Citi may, at its option, pay the Term B-1 Closing Fee to Lenders on behalf of the Borrower in advance of the Term B-1 Funding Date. If (A) the Trust Acquisition has not been consummated on or before October 1, 2026 or (B) the Trust Acquisition Agreement shall have been terminated prior to the consummation thereof (an event in clause (A) or (B) of this sentence, a “Trust Acquisition Abandonment”), any Lender that shall have received the Term B-1 Clos- ing Fee in advance of the Term B-1 Funding Date pursuant to the immediately preceding sen- tence shall refund to Citi the Term B-1 Closing Fee within 10 days upon notice of a Trust Acqui- sition Abandonment. Section 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by ref- erence to clause (a) or (b) of the definition of “Base Rate”) shall be made on the basis of a year of three hundred and sixty-five (365) days, or three hundred and sixty-six (366) days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, sub- ject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records main- tained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and pay- ments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise

-85- affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Ad- ministrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Term Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) [Reserved]. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sec- tion 2.11(a), and by each Lender in its account or accounts pursuant to Section 2.11(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or ac- counts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; pro- vided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obli- gations of the Borrower under this Agreement and the other Loan Documents. Section 2.12 Payments Generally. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share provided for under this Agreement) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 2:00 p.m., shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by the Borrower shall come due on a day other than a Busi- ness Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of SOFR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day. (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (i) if the Borrower failed to make such payment, each Lender shall forthwith on de- mand repay to the Administrative Agent the portion of such assumed payment that was made -86- available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on de- mand pay to the Administrative Agent the amount thereof in Same Day Funds, together with in- terest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Adminis- trative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Admin- istrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administra- tive Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Doc- uments under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent permitted by mandatory pro- visions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the Outstanding Amount of all Loans out- standing at such time in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

-87- Section 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal or interest on account of the Loans made by it any payment (whether voluntary, involun- tary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal or interest on such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any in- terest or other amount paid or payable by the purchasing Lender in respect of the total amount so recov- ered, without further interest thereon. For avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or par- ticipant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Adminis- trative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Section 2.14 Incremental Credit Extensions. (a) Incremental Commitments. The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (an “Incremental Loan Request”), request one or more new commitments which may be in the same Facility as any outstanding Term Loans (a “Term Loan Increase”) or a new Class of term loans (collectively with any Term Loan Increase, the “Incre- mental Commitments”), whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders. (b) Incremental Loans. Any Incremental Term Loans effected other than pursuant to a Term Loan Increase shall be designated a separate Class of Incremental Term Loans for all purposes of this Agreement. On any Incremental Facility Closing Date on which any Incremental Commitments of any Class are effected (including through any Term Loan Increase), subject to the satisfaction of the terms and conditions in this Section 2.14, (i) each Incremental Lender of such Class shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incremental Commitment of such Class and (ii) each Incremental Lender of such Class shall become a Lender hereunder with respect to the Incremental Commitment of such Class and the Incremental Term Loans of such Class made pur- suant thereto. Notwithstanding the foregoing, Incremental Term Loans may (but shall not be required -88- to) have identical terms to any of the Term Loans and be treated as the same Class as any of such Term Loans. (c) Incremental Loan Request. Each Incremental Loan Request from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans. Incremental Term Loans may be made by any existing Lender (but each existing Lender will not have an obligation to make any Incremental Commitment, nor will the Borrower have any obli- gation to approach any existing Lender to provide any Incremental Commitment) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Addi- tional Lender”) (each such existing Lender or Additional Lender providing such, an “Incremental Lender”); provided that the Administrative Agent shall have consented (not to be unreasonably withheld or delayed) to such Lender’s or Additional Lender’s making such Incremental Term Loans to the extent such consent, if any, would be required under Section 10.07(b) for an assignment of Loans to such Lender or Additional Lender. The Term B-1 Lenders shall constitute Incremental Lenders with respect to the Term B-1 Loans in an aggregate principal amount of $95,000,000. (d) Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amend- ment, and the Incremental Commitments thereunder, shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions (provided, how- ever that the Incremental Amendment to be effected on the Term B-1 Funding Date shall only be subject to the satisfaction of the conditions set forth in Section 4.03 hereof): (i) no Default or Event of Default shall exist after giving effect to such Incremental Commitments and Incremental Loans made pursuant thereto on the Incremental Facility Closing Date; (ii) after giving effect to such Incremental Commitments, the conditions of Sec- tion 4.02(i) shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the effective date of such Incremental Amendment); provided that for purposes of satisfying Section 4.02(i), only the Specified Representations shall be required to be true and correct to the extent the pro- ceeds of such Incremental Loans are used to consummate a Permitted Acquisition or similar In- vestment; (iii) each Incremental Commitment shall be in an aggregate principal amount that is not less than $15,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $15,000,000 if such amount represents all remaining availability under the limit set forth in the following clause (iv)); and (iv) the aggregate amount of the Incremental Term Loans incurred after the Closing Date shall not exceed the sum of (A) (1) the Incremental Starter Amount minus (2) the aggregate principal amount of Indebtedness incurred in reliance on the Ratio Indebtedness Starter Basket minus (3) the aggregate amount of incremental commitments that shall have become effective un- der the ABL Facility after the Closing Date, plus (B) all voluntary prepayments of Term Loans and all permanent commitment reductions of the ABL Facility after the Closing Date, in each case to the extent not made with the proceeds of Long Term Indebtedness and (C) an additional amount of Incremental Term Loans (X) comprising First Lien Debt so long as the Consolidated First Lien Net Leverage Ratio as of the applicable Incremental Facility Closing Date is no more than the First Lien Incurrence Leverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma

-89- Basis, (Y) comprising Junior Lien Debt so long as the Secured Leverage Ratio as of the applica- ble Incremental Facility Closing Date is no more than the Secured Incurrence Leverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis and (Z) comprising Unsecured Debt so long as (I) the Total Leverage Ratio as of the applicable Incremental Facility Closing Date is no more than the Unsecured Incurrence Leverage Ratio Level or (II) the Interest Coverage Ratio for the Test Period ending on or most recently prior to the applicable Incremental Facility Closing Date is no less than the Unsecured Incurrence Coverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Bas- ket), in each case on a Pro Forma Basis (any of the capacity for the incurrence of Incremental Term Loans referred to in clauses (C)(X), (Y) or (Z) shall be referred to as an “Incremental Ra- tio Basket”). (e) Required Terms. The terms, provisions and documentation of the Incremental Term Loans and Incremental Commitments of any Class shall be as agreed between the Borrower and the ap- plicable Incremental Lenders providing such Incremental Commitments, and except as otherwise set forth herein, to the extent not identical to the Term Loans existing on the Incremental Facility Closing Date, shall be reasonably satisfactory to Administrative Agent. In any event: (i) the Incremental Term Loans: (A) shall (x)(A) if secured, be secured only by assets constituting Collateral and (y) only be an obligation of Holdings or a Subsidiary of Borrower that is a Guarantor, (B) except for Incremental Term Loans incurred in reliance upon the Inside Maturity Basket, shall not mature earlier than the Latest Maturity Date of any Term Loans outstanding at the time of incurrence of such Incremental Term Loans, (C) except for Incremental Term Loans incurred in reliance upon the Inside Maturity Basket, shall have a Weighted Average Life to Maturity not shorter than the re- maining Weighted Average Life to Maturity of any then-existing Term Loans, (D) shall have an Applicable Rate, and subject to clauses (e)(i)(B) and (e)(i)(C) above and clause (e)(iii) below, amortization determined by the Borrower and the applicable Incremental Lenders, and (E) the Incremental Term Loans may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of Term Loans hereunder, as specified in the applicable Incremental Amendment; (ii) [Reserved]; (iii) the amortization schedule (subject to clause (i)(C) above) applicable to any Incre- mental Term Loans and the All-In Yield applicable to the Incremental Term Loans of each Class shall be determined by the Borrower and the applicable new Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that with respect to any Loans compris- ing First Lien Debt (other than MFN Carveout Loans) made under Incremental Commitments, the All-In Yield applicable to such Incremental Term Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such -90- calculation with respect to outstanding Term B Loans plus 50 basis points per annum unless, in each case, the Applicable Rate (together with, as provided in the proviso below, the Floor and Base Rate Floor) with respect to the Term B Loans is increased so as to cause the then applicable All-In Yield under this Agreement on each outstanding Class of Term B Loans to equal the All-In Yield then applicable to the Incremental Term Loans minus 50 basis points; provided that any in- crease in All-In Yield to any existing Term B Loan due to the application of a minimum Term SOFR (or if applicable Benchmark Replacement) or minimum Base Rate then in effect for such Incremental Term Loans on the applicable Incremental Facility Closing Date which is higher than the Floor or Base Rate Floor (if any) then in effect for the Term B Loans on any Incremental Term Loan shall be effected solely through an increase in (or implementation of, as applicable) any Floor or Base Rate Floor applicable to such existing Term B Loan (all increases made to the Applicable Rate, the Floor and/or Base Rate Floor made to the existing Term B Loans pursuant to this clause (iii), the “MFN Adjustments”).

-91- (f) Incremental Amendment. Commitments in respect of Incremental Term Loans shall be- come Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, the other Loan Parties, each Incremental Lender providing such Commitments and the Administrative Agent. The Incremental Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Sec- tion 2.14. The Borrower will use the proceeds of the Incremental Term Loans for any purpose not pro- hibited by this Agreement, except that the Term B-1 Loans shall be used to finance the Trust Acquisition and the other Transactions as provided herein. No Lender shall be obligated to provide any Incremental Term Loans, unless it so agrees. (g) [Reserved]. (h) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the con- trary. Section 2.15 Refinancing Amendments. (a) On one or more occasions after the Closing Date, the Borrower may obtain, from any Lender or any Additional Refinancing Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans or Incremental Term Loans) in the form of Other Term Loans or Other Term Loan Commitments pursuant to a Refinancing Amendment. (b) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the ben- efit of the applicable Loan Documents. (c) Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.15(a) shall be in an aggregate principal amount that is (x) not less than $15,000,000 and (y) an integral multi- ple of $1,000,000 in excess thereof. (d) Each of the parties hereto hereby agrees that this Agreement and the other Loan Docu- ments may be amended pursuant to a Refinancing Amendment, without the consent of any other Lend- ers, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the third para- graph of Section 10.01 (without the consent of the Required Lenders called for therein) and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appro- priate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment. -92- Section 2.16 Extension of Term Loans. (a) Extension of Term Loans. The Borrower may at any time and from time to time request that all or a portion of the Term Loans of a given Class (each, an “Existing Term Loan Tranche”) be amended to extend the scheduled maturity date(s) with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so amended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.16. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be estab- lished, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under such Existing Term Loan Tranche and (y) be identical to the Term Loans under the Existing Term Loan Tranche from which such Extended Term Loans are to be amended, except that: (i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Tranche, to the extent provided in the applicable Extension Amendment; provided, however, that at no time shall there be Classes of Term Loans hereunder (including Refinancing Term Loans and Extended Term Loans) which have more than four (4) different Maturity Dates; (ii) the Effective Yield with re- spect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, original is- sue discount or otherwise) may be different than the Effective Yield for the Term Loans of such Existing Term Loan Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period af- ter the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immedi- ately prior to the establishment of such Extended Term Loans); and (iv) Extended Term Loans may have call protection as may be agreed by the Borrower and the Lenders thereof; provided that no Extended Term Loans may be optionally prepaid prior to the date on which all Term Loans with an earlier final stated maturity (including Term Loans under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such optional prepayment is accompanied by a pro rata optional pre- payment of such other Term Loans; provided, however, that (A) no Default shall have occurred and be continuing at the time a Term Loan Extension Request is delivered to Lenders, (B) in no event shall the final maturity date of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any other Term Loans hereunder, (C) the Weighted Average Life to Maturity of any Extended Term Loans of a given Term Loan Exten- sion Series at the time of establishment thereof shall be no shorter (other than by virtue of amortization or prepayment of such Indebtedness prior to the time of incurrence of such Extended Term Loans) than the remaining Weighted Average Life to Maturity of any Existing Term Loan Tranche, (D) any such Ex- tended Term Loans (and the Liens securing the same) shall be permitted by the terms of the Intercreditor Agreements (to the extent any Intercreditor Agreement is then in effect), (E) all documentation in respect of such Extension Amendment shall be consistent with the foregoing and (F) any Extended Term Loans may participate on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the re- spective Term Loan Extension Request. Any Extended Term Loans amended pursuant to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans amended from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Tranche. Each Term Loan Extension Series of Extended Term Loans incurred un- der this Section 2.16 shall be in an aggregate principal amount that is not less than $35,000,000.

-93- (b) [Reserved]. (c) Extension Request. The Borrower shall provide the applicable Term Loan Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Term Loan Tranche are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans pursuant to any Term Loan Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche (each, an “Extending Term Lender”) wishing to have all or a portion of its Term Loans under the Existing Term Loan Tranche subject to such Term Loan Extension Request amended into Extended Term Loans shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Term Loan Extension Request of the amount of its Term Loans under the Existing Term Loan Tranche which it has elected to request be amended into Extended Term Loans (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Term Loans under the Existing Term Loan Tranche in respect of which applicable Term Lenders shall have accepted the relevant Term Loan Extension Request exceeds the amount of Extended Term Loans requested to be extended pursuant to the Term Loan Extension Request, Term Loans subject to Exten- sion Elections shall be amended to Extended Term Loans on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans included in each such Extension Election. (d) Extension Amendment. Extended Term Loans shall be established pursuant to an amendment (each, a “Extension Amendment”) to this Agreement among the Borrower, the Administra- tive Agent and each Extending Term Lender providing an Extended Term Loan thereunder, which shall be consistent with the provisions set forth in Section 2.16(a) above, respectively (but which shall not re- quire the consent of any other Lender). The effectiveness of any Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opin- ions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agree- ment and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Section 2.07 with respect to any Existing Term Loan Tranche subject to an Extension Elec- tion to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Exten- sion (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans re- quired pursuant to Section 2.07), (iii) modify the prepayments set forth in Section 2.05 to reflect the ex- istence of the Extended Term Loans and the application of prepayments with respect thereto, (iv) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (v) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to -94- effect the provisions of this Section 2.16, and the Required Lenders hereby expressly authorize the Ad- ministrative Agent to enter into any such Extension Amendment. (e) No conversion of Loans pursuant to any Extension in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. ARTICLE III. TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Except as provided in this Section 3.01, any and all payments made by or on account of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Taxes. If the Borrower, any Guarantor or other applicable withholding agent shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Docu- ment to any Agent or any Lender, (i) if the Tax in question is an Indemnified Tax or Other Tax, the sum payable by the Borrower or applicable Guarantor shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Sec- tion 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have re- ceived had no such deductions been made, (ii) the applicable withholding agent shall make such deduc- tions, (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as pos- sible thereafter), if the Borrower or any Guarantor is the applicable withholding agent, it shall furnish to such Agent or Lender (as the case may be) the original or a copy of a receipt evidencing payment thereof or other evidence acceptable to such Agent or Lender. (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or doc- umentary Taxes and any other excise, property, intangible or mortgage recording Taxes, imposed by any Governmental Authority, which arise from the execution, delivery, performance, enforcement or regis- tration of, or otherwise with respect to, any Loan Document excluding, in each case, any such Tax im- posed as a result of an Agent or Lender’s Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving pay- ments under any Loan Document (collectively, “Assignment Taxes”) (except for Assignment Taxes re- sulting from an assignment, participation, etc., that is requested or required in writing by Borrower), but only to the extent such Assignment Taxes are imposed as a result of a connection between the assignor, assignee, participating lender or Participant (as applicable) and the jurisdiction imposing such Assign- ment Taxes (other than any connection arising solely from executing, delivering, being a party to, engag- ing in any transaction pursuant to, performing obligations under, receiving payments under, and/or en- forcing, any Loan Document) (all such non-excluded Taxes described in this Section 3.01(b) being here- inafter referred to as “Other Taxes”). (c) Without duplication of any amounts paid or to be paid pursuant to Section 3.01(a), the Borrower and each Guarantor agree to indemnify each Agent and each Lender for (i) the full amount of Indemnified Taxes imposed on or with respect to any amounts paid by or on account of the Borrower or any Guarantor under any Loan Document and Other Taxes payable by such Agent or such Lender and (ii) any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by such Agent or Lender (or by an Agent on behalf of such Lender), accompanied by a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts shall be conclusive absent manifest error. Notwithstanding anything to the contrary contained in this Section 3.01(c), the Loan Parties shall not be required to indemnify any Agent or Lender pursuant to this Section 3.01(c) for any incremental interest, penalties or expenses resulting from the failure of such Agent or Lender to notify the Borrower of such indemnification claim within one hundred and eighty (180) days after such Agent or such Lender receives written notice from the applicable taxing authority of the specific tax assessment giving rise to such indemnification claim.

(d) Each Lender and Agent shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Law or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender and Agent shall, whenever a lapse in time or change in circumstances renders such documentation obsolete, invalid or inaccurate in any material respect, deliver promptly and on or before the date such documentation expires, becomes obsolete, invalid or inaccurate to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding Tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate. Notwithstanding any other provision of this Section 3.01(d), a Lender shall not be required to deliver any documentation pursuant to this Section 3.01(d) that such Lender is not legally eligible to deliver. Without limiting the foregoing:

(i) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding.

(ii) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(A) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code,

(B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms),

(C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (A) a certificate substantially in the form of Exhibit I hereto (any such certificate a "**United States Tax Compliance Certificate**") and (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms), or

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(D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Lender that has transferred its beneficial interest to a Participant or SPC), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN, or W-8BEN-E United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information from each beneficial owner, as applicable (*provided* that, if the Lender is a partnership and not a participating Lender and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such beneficial owner(s)).

(iii) Each Agent that is a United States person (as defined in Section 7701(a)(30)) of the Code) shall deliver to the Borrower and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-9 with respect to fees received on its own behalf, certifying that such Agent is exempt from U.S. federal backup withholding. Each Agent that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI with respect to fees received on its own behalf and Internal Revenue Service Form W-8IMY with respect to payments to be received for the account of any Lender. Notwithstanding anything to the contrary in this Section 3.01(d)(iii), no Agent shall be required to provide any documentation that such Agent is not legally eligible to deliver as a result of a change in applicable Laws after the Closing Date.

(iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(d).

(e) If a payment made to any Person under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Person were to fail to comply with the applicable reporting requirements of FATCA, such Person shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Laws and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Laws and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Person has or has not complied with such Person's obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(e), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.

(f) Any Lender or Agent claiming any additional amounts payable pursuant to this Section 3.01 shall use its reasonable efforts to mitigate or reduce the additional amounts payable, which reasonable efforts may include a change in the jurisdiction of its Lending Office (or any other measures reasonably requested by the Borrower) if such a change or other measures would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, result in any unreimbursed cost or expense or be otherwise disadvantageous to such Lender.

(g) If any Lender or Agent determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by a Loan Party pursuant to this Section 3.01, it shall promptly remit such refund to such Loan Party (but only to the extent of indemnification or additional amounts

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-97- paid by the Loan Party under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giv- ing rise to such refund), net of all reasonable out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing au- thority with respect to such refund net of any Taxes payable by any Agent or Lender on such interest); provided that the Loan Parties, upon the request of the Lender or Agent, as the case may be, agree promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant tax- ing authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. This Section 3.01(g) shall not be construed to require any Agent or any Lender to make avail- able its tax returns (or any other information relating to Taxes that it deems confidential) to the Borrower or any other person. (h) Each party’s obligations under this Section 3.01 shall survive the resignation and/or re- placement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations. Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such de- termination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all applicable SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), either on the last day of the Interest Period therefor, if such Lender may law- fully continue to maintain such SOFR Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such SOFR Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judg- ment of such Lender, otherwise be materially disadvantageous to such Lender. Section 3.03 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Contract shall be deemed not to be a “Loan Document” for purposes of this Section 3.03): (a) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have oc- curred prior any setting of the then-current Benchmark, then (x) if a Benchmark Re- placement is determined in accordance with clause (a) of the definition of “Bench- mark Replacement” for such Benchmark Replacement Date, such Benchmark Re- placement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, -98- this Agreement or any other Loan Document and (y) such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Docu- ment in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (but with prior writ- ten notice to the Borrower) so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is based upon non term Benchmark, all interest payments will be payable on a quarterly basis (ii) No Swap Contract shall constitute a “Loan Document” for purposes of this Section 3.03). (b) Benchmark Replacement Conforming Changes. In connection with the use, administra- tion, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right (in con- sultation with the Borrower) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adop- tion or implementation of a Benchmark Replacement. The Administrative Agent will notify the Bor- rower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03 and (v) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursu- ant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03. (e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Refer- ence Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasona- ble discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such

-99- unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the com- mencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a SOFR Loan of, conversion to or continuation of SOFR Loans to be made, converted or continued dur- ing any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have con- verted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any deter- mination of Base Rate. Section 3.04 Increased Cost and Reduced Return; Capital Adequacy. (a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any SOFR Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i)(x) any Indemnified Taxes or Other Taxes indemnified pursuant to Section 3.01, (y) any Taxes excluded from the definition of Indemnified Taxes or Other Taxes or (z) any Taxes that are not imposed on or in respect of its loans, loan principal, interest or other payments, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (ii) the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining the SOFR Loan (or of maintaining its obligations to make any Loan), or to reduce the amount of any sum received or receivable by such Lender, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such in- creased cost or reduction. Notwithstanding anything herein to the contrary, for all purposes under this Agreement (including Section 3.04(b)), (x) the Dodd-Frank Wall Street Reform and Consumer Protec- tion Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in Law, regardless of the date enacted, adopted or is- sued. (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obliga- tions hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable -100- detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand. (c) [Reserved]. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Sec- tion 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation. (e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d). Section 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense actu- ally incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any SOFR Loan of the Borrower on a day other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any SOFR Loan of the Borrower on the date or in the amount notified by the Borrower; including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the depos- its from which such funds were obtained. Section 3.06 Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods. (b) With respect to any Lender’s claim for compensation under Section 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such

-101- Lender to make or continue from one Interest Period to another applicable SOFR Loan, or, if applicable, to convert Base Rate Loans into SOFR Loan, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) If the obligation of any Lender to make or continue any SOFR Loan, or to convert Base Rate Loans into SOFR Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s ap- plicable SOFR Loans shall be automatically converted into Base Rate Loans (or, if such conversion is not possible, repaid) on the last day(s) of the then current Interest Period(s) for such SOFR Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Sec- tion 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s SOFR Loans have been so converted, all pay- ments and prepayments of principal that would otherwise be applied to such Lender’s applicable SOFR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as SOFR Loans shall be made or continued instead as Base Rate Loans (if possible), and all Base Rate Loans of such Lender that would otherwise be converted into SOFR Loans shall remain as Base Rate Loans. (d) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of any of such Lender’s SOFR Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when SOFR Loans made by other Lenders under the applicable Facility are outstanding, if applicable, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding SOFR Loans under such Facility and by such Lender are held pro rata (as to prin- cipal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments for the applicable Facility. Section 3.07 Replacement of Lenders under Certain Circumstances. (a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indem- nity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make any SOFR Loans as a result of any condition described in Section 3.02 or Section 3.04 or (ii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ (or such shorter amount of time as is reasonably acceptable to the Administrative Agent) prior written notice to the Administrative Agent and such Lender (provided that it is understood that the Administrative Agent shall have authority to waive the requirement of such prior written notice), (x) re- place such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (ii)) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided, further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Sec- tion 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the -102- case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to, and shall be sufficient (together with all other consenting Lend- ers) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents; or (y) terminate the Commitment of such Lender and repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date; pro- vided that in the case of any such termination of a Non-Consenting Lender such termination shall be suf- ficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall be in respect of any applicable facility only in the case of clause (i) or, with respect to a Class vote, clause (ii). (b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and de- liver an Assignment and Assumption (or such other documentation with respect to such assignment as is reasonably acceptable to the Administrative Agent (the “Other Non-Consenting Lender Assignment Documentation”) with respect to such Lender’s applicable Commitment and outstanding Loans and (ii) deliver any Term Notes evidencing such Loans to the Borrower or Administrative Agent. Upon (x) the payment in full by the Borrower or the assignee Lender of all obligations of the Borrower owing to the assigning Lender (including without limitation any accrued and unpaid interest) relating to the Loans, Commitments and participations so assigned (the amount referred to in this clause (x), as to any assign- ing Lender, constitutes the “Purchase Price” with respect to such assigning Lender), (y) the execution by the Borrower and the assignee Lender of the Assignment and Assumption or Other Non-Consenting Lender Assignment Documentation relating to such assignment by the assigning Lender in question to the assignee Lender in question, whether or not the assigning Lender shall have executed such Assign- ment and Assumption or Other Non-Consenting Lender Assignment Documentation, and (z) if so re- quested by the assignee Lender, delivery to the assignee Lender of the appropriate Term Note or Term Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. (c) [Reserved]. (d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each affected Lender or each Lender of a Class in accordance with the terms of Section 10.01 or all the Lend- ers with respect to a certain Class of the Loans and (iii) the Required Lenders (or, in the case of a con- sent, waiver or amendment involving all affected Lenders of a certain Class, the Required Class Lenders) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” Section 3.08 Survival. All of the Loan Parties’ obligations under this Article III shall survive termination of the Aggre- gate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV.
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01 Conditions to Initial Credit Extension.

The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent:

(a) The Administrative Agent's receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) a Committed Loan Notice in accordance with the requirements hereof;

(ii) executed counterparts of this Agreement;

(iii) a Term Note executed by the Borrower in favor of each Lender that has requested a Term Note at least two (2) Business Days in advance of the Closing Date;

(iv) each Collateral Document set forth in Section 1.01C of the Confidential Disclosure Letter required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party thereto, together with:

(A) certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; and

(B) evidence that all other actions, recordings and filings required by the Collateral Documents that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(v) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;

(vi) opinions from Alston & Bird LLP, New York and Delaware counsel to the Loan Parties, Hancock, Daniel & Johnson, LLC, Virginia counsel to the Loan Parties and Baker, Donelson, Bearman, Caldwell & Berkowitz, Tennessee counsel to the Loan Parties;

(vii) [reserved];

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(viii) a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Transactions (other than the Trust Acquisition and the incurrence of the Term B-1 Loans)) substantially in the form attached hereto as Exhibit D-2;

(ix) certified copies of the Trident Acquisition Agreement and schedules thereto, duly executed by the parties thereto, together with all material agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request, each including certification by a Responsible Officer of the Borrower that such documents are in full force and effect as of the Closing Date and that the condition specified in clauses (c) below has been satisfied; and

(x) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties;

provided, *however*, that, each of the requirements set forth in clause (iv) and (x) above, including the delivery of documents and instruments necessary to satisfy the Collateral and Guarantee Requirement (except for the execution and delivery of the Security Agreement and the ABL Intercreditor Agreement and to the extent that a Lien on such Collateral may be perfected (x) by the filing of a financing statement under the Uniform Commercial Code or (y) by the delivery of stock or equivalent certificates of the Borrower and its direct wholly owned Domestic Subsidiaries other than any Unrestricted Subsidiaries together with stock powers or similar instruments endorsements in blank for the relevant certificate (other than, in the case of the Subsidiaries of Seller constituting part of the Trident Acquired Business, with respect to any such certificate that has not been made available to you at least two Business Days prior to the Closing Date, to the extent the Borrower used commercially reasonable efforts to procure delivery thereof) shall not constitute conditions precedent to any Credit Extension on the Closing Date after the Borrower's use of commercially reasonable efforts to provide such items on or prior to the Closing Date or without undue burden or expense if the Borrower agrees to deliver, or cause to be delivered, such search results, documents and instruments, or take or cause to be taken such other actions as may be required to perfect such security interests within ninety (90) days after the Closing Date (subject to extensions approved by the Administrative Agent in its reasonable discretion).

(b) All fees required to be paid on the Closing Date pursuant to the Fee Letter, the Original Closing Fee and reasonable and documented out-of-pocket expenses required to be paid on the Closing Date pursuant to the Commitment Letter, to the extent invoiced at least three Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower), shall, upon the Borrowing under the Term B Loans, have been paid or shall be paid substantially concurrently with the funding (which amounts may be offset against the proceeds of the Term B Loans).

(c) The Trident Acquisition shall have been consummated, or substantially simultaneously with the making of the initial Borrowing hereunder, shall be consummated, in all material respects in accordance with the terms of the Trident Acquisition Agreement, without giving effect to any amendment, consent or waiver by Borrower or any of Borrower's Affiliates thereto that is material and adverse to the Lenders (in their capacity as such), without the prior consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that (a) (i) any reduction in the purchase price of, or consideration for, the Trident Acquisition shall not be deemed material and adverse to the interests of the Lenders so long as it reduces the Term B Commitments on a dollar-for-dollar basis and (ii) any increase in the purchase price

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shall not be deemed to be materially adverse to the Lenders if such increase is at the Borrower's option (x) funded with amounts (so long as such amounts do not exceed $50,000,000 in the aggregate) permitted to be drawn under the ABL Facility on the Closing Date or (y) funded with common stock of Holdings or additional cash on hand at the Borrower and its Subsidiaries on the Closing Date and (b) any amendment to the definition of "Material Adverse Effect" under the Trident Acquisition Agreement is material and adverse to the interests of the Lenders); *provided,* for the avoidance of doubt, any purchase price adjustments in accordance with the terms of the Trident Acquisition Agreement shall be deemed not adverse to the interests of the Lenders; *provided further* that to the extent any such consent to any such amendment, waiver or consent with respect to the Trident Acquisition Agreement is required pursuant to this paragraph (c), it shall been deemed granted by the Arrangers unless the Arrangers shall object thereto (in writing) within three (3) Business Days after receipt of written notice thereof. The Specified Representations shall be true and correct in all material respects as of the Closing Date (except in the case of any Specified Representation which expressly relates to a given date or period, in which case such Specified Representation shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be). The Trident Specified Acquisition Agreement Representations shall be true and correct as of the Closing Date to the extent required by the Commitment Letter. Any liens (other than "Permitted Liens" as defined in the Trident Acquisition Agreement) on the Transferred Assets shall have been released and the Release Letters (as defined in, and furnished pursuant to, the Trident Acquisition Agreement) shall have been delivered to the Administrative Agent.

(d) Since the date of the Trident Acquisition Agreement, there shall not have occurred a Material Adverse Effect (as defined in the Trident Acquisition Agreement).

(e) The Arrangers shall have received the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Trident Acquired Business Annual Financial Statements and the Trident Acquired Business Unaudited Financial Statements.

(f) The Arrangers shall have received the Pro Forma Financial Statements.

(g) The Administrative Agent and the Lead Arrangers shall have received, no later than three Business Days prior to the Closing Date, all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 10 days prior to the Closing Date by the Administrative Agent or the Lead Arrangers that they reasonably determine is required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation.

Without limiting the generality of the provisions of Section 9.03(b), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

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Section 4.02 Conditions to All Credit Extensions after the Closing Date.

The obligation of each Lender to honor any Request for Credit Extension after the Closing Date (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of SOFR Loans or the making of the Term B-1 Loans on the Term B-1 Funding Date) is subject to the following conditions precedent:

(i) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; *provided* that any representation and warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(ii) No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(iii) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of SOFR Loans) submitted by the Borrower after the Closing Date (other than in the case of the Term B-1 Loans on the Term B-1 Funding Date) shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(i) and (ii) have been satisfied on and as of the date of the applicable Credit Extension.

Section 4.03 Conditions to Term B-1 Loans.

The obligation of each Lender to make a Term B-1 Loan hereunder is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent:

(a) The Administrative Agent's receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (and other parties, if applicable, referred to below) each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) the Term B-1 Amendment executed by the Loan Parties, the Administrative Agent and the Term B-1 Lender(s);

(ii) a Committed Loan Notice in accordance with the requirements hereof;

(iii) a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Transactions) substantially in the form attached hereto as Exhibit D-2 (modified as appropriate to refer to the Term B-1 Loans and the Trust Acquisition); and

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-107- (iv) certified copies of the Trust Acquisition Agreement and schedules thereto, duly executed by the parties thereto, together with all material agreements, in- struments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request, each including certification by a Responsible Officer of the Borrower that such documents are in full force and effect as of the Closing Date and that the condition specified in clause (c) below has been satisfied; and (b) The Term B-1 Closing Fee has been paid or shall be paid substantially concur- rently (in each case by the Borrower) with the funding of the Term B-1 Loans (which amounts may be offset against the proceeds of the Term B-1 Loans). If Citi shall have paid the Term B-1 Closing Fee on behalf of the Borrower in advance of the Term B-1 Funding Date as contemplated by the penultimate sentence of Section 2.09(b), then the Borrower shall have satisfied this condi- tion by paying the Term B-1 Closing Fee to Citi. (c) The Trust Acquisition shall have been consummated, or substantially simultane- ously with the making of the Term B-1 Loans hereunder, shall be consummated, in all material respects in accordance with the terms of the Trust Acquisition Agreement, without giving effect to any amendment, consent or waiver by Borrower or any of Borrower’s Affiliates thereto that is material and adverse to the Lenders (in their capacity as such), without the prior consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being under- stood that (a) (i) any reduction in the purchase price of, or consideration for, the Trust Acquisition shall not be deemed material and adverse to the interests of the Lenders so long as it reduces the Term B-1 Commitments on a dollar-for-dollar basis and (ii) any increase in the purchase price shall not be deemed to be materially adverse to the Lenders if such increase is at the Borrower’s option (x) funded with amounts (so long as such amounts do not exceed $10,000,000 in the ag- gregate) permitted to be drawn under the ABL Facility on the Term B-1 Funding Date or (y) funded with common stock of Holdings or additional cash on hand at the Borrower and its Sub- sidiaries on the Term B-1 Funding Date and (b) any amendment to the definition of “Material Ad- verse Change” under the Trust Acquisition Agreement is material and adverse to the interests of the Lenders); provided, for the avoidance of doubt, any purchase price adjustments in accordance with the terms of the Trust Acquisition Agreement shall be deemed not adverse to the interests of the Lenders; provided further that to the extent any such consent to any such amendment, waiver or consent with respect to the Trust Acquisition Agreement is required pursuant to this paragraph (c), it shall been deemed granted by the Arrangers unless the Arrangers shall object thereto (in writing) within three (3) Business Days after receipt of written notice thereof. The Specified Representations shall be true and correct in all material respects as of the Term B-1 Funding Date (except in the case of any Specified Representation which expressly relates to a given date or pe- riod, in which case such Specified Representation shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be). (d) Since the date of the Trust Acquisition Agreement, there shall not have occurred a Material Adverse Change (as defined in the Trust Acquisition Agreement). (e) The Trust Acquisition shall have been consummated and the Term B-1 Loans shall have been made on or prior to October 1, 2026. -108- ARTICLE V. REPRESENTATIONS AND WARRANTIES Holdings, the Borrower and each of the Subsidiary Guarantors party hereto represent and warrant to the Agents and the Lenders at the time of each Credit Extension (to the extent required to be true and correct for such Credit Extension pursuant to Article IV) that: Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Restricted Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization to the extent such concept exists in such jurisdiction, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (where relevant) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs and injunctions and (e) has all requisite governmental licenses, authorizations, con- sents and approvals to operate its business as currently conducted; except in each case, referred to in clause (a) (other than with respect to the Borrower), (b)(i) (other than with respect to the Borrower), (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions which have occurred as of such date, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Govern- mental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or pay- ment could not reasonably be expected to have a Material Adverse Effect. Section 5.03 Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the ex- ecution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to obtained, taken, given or made or in full force and effect pursuant to the Collat- eral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other

-109- actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries. Section 5.05 Financial Statements; No Material Adverse Effect. (a) The Company Annual Financial Statements and the Company Quarterly Financial State- ments fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Company Quarterly Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (b) The Trident Acquired Business Annual Financial Statements and the Trident Acquired Business Unaudited Financial Statements fairly present in all material respects the financial condition of the Trident Acquired Business as of the dates thereof and its results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) ex- cept as otherwise expressly noted therein and (B) subject, in the case of the Trident Acquired Business Unaudited Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (c) The pro forma consolidated balance sheet and related pro forma consolidated statement of income (the “Pro Forma Financial Statements”) of Holdings as of and for the twelve-month period ending March 31, 2026, prepared after giving effect to the Transactions to occur on the Closing Date as if such Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income), copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Trident Acquired Business Annual Financial State- ments and the Trident Acquired Business Unaudited Financial Statements and have been prepared in good faith, based on assumptions believed by Holdings to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of Holdings and its Subsidiaries as at the date of such balance sheet and their estimated results of operations for the period covered thereby; it being understood that the any financial estimates, forecasts or forward- looking statements included in the Pro Forma Financial Statements are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond Holdings’s and the Borrower’s control, that no assurance can be given that any particular financial esti- mates, forecasts or forward-looking statements will be realized and that actual results during the period or periods covered by any such financial estimates, forecasts or forward-looking statements may differ significantly from the projected results and such differences may be material. -110- (d) The forecasts of consolidated balance sheets, income statements and cash flow state- ments of Holdings and its Subsidiaries for each fiscal year ending after the Closing Date until the fifth anniversary of the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date, and all Projections delivered pursuant to Section 6.01 have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made; it being understood that such projections are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond Holdings’s and the Borrower’s control, that no assurance can be given that any particular forecasts will be realized and that actual results during the period or periods covered by any such forecasts may differ significantly from the projected results and such differences may be material. (e) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (f) There are no material liabilities that are not disclosed in the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Trident Acquired Business Annual Finan- cial Statements, the Trident Acquired Business Unaudited Financial Statements or any other financial statements delivered pursuant to Section 6.01(a) or (b). Section 5.06 Litigation. Except as set forth in Section 5.06 of the Confidential Disclosure Letter, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Holdings or the Borrower, threat- ened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Ef- fect. Section 5.07 Ownership of Property; Liens. (a) Holdings, the Borrower and each of its Restricted Subsidiaries has good record title to, or valid leasehold interests in, or easements or other limited property interests in, all Real Property nec- essary in the ordinary conduct of its business, free and clear of all Liens except as set forth in Sec- tion 5.07 of the Confidential Disclosure Letter and except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Schedule 5.07 hereof sets for a complete and accurate list of all Material Real Property owned by any Loan Party as of the Closing Date. Section 5.08 Environmental Matters. Except as specifically disclosed in Section 5.08(a) of the Confidential Disclosure Letter or except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) Each Loan Party and its respective properties and operations are and have been in material compliance with all Environmental Laws, which includes obtaining and maintaining all applicable Environmental Permits required under such Environmental Laws to carry on the busi- ness of the Loan Parties;

-111- (b) the Loan Parties have not received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws and none of the Loan Parties nor any of the Real Property is the subject of any claims, investigations, liens, demands, or judi- cial, administrative or arbitral proceedings pending or, to the knowledge of the Borrower, threat- ened in writing, under any Environmental Law or to revoke or modify any Environmental Permit held by any of the Loan Parties; (c) there has been no Release of Hazardous Materials on, at, under or from any Real Property or facilities owned, operated or leased by any of the Loan Parties, or, to the knowledge of the Borrower, Real Property formerly owned, operated or leased by any Loan Party or arising out of the conduct of the Loan Parties that could reasonably be expected to require investigation, remedial activity or corrective action or cleanup or could reasonably be expected to result in the Borrower incurring liability under Environmental Laws; and (d) there are no facts, circumstances or conditions arising out of or relating to the op- erations of the Loan Parties or Real Property or facilities owned, operated or leased by any of the Loan Parties or the knowledge of the Borrower, Real Property or facilities formerly owned, oper- ated or leased by the Loan Parties that could reasonably be expected to result in the Borrower in- curring liability under Environmental Laws. Section 5.09 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each of the Loan Parties and their Subsidiaries have timely filed all Tax returns required to be filed, and have paid all Taxes levied or imposed upon them or their properties, income, profits or assets, that are due and payable (including in their capacity as a withholding agent), except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax defi- ciency or assessment against any Loan Party that, if made would, individually or in the aggregate, reason- ably be expected to result in a Material Adverse Effect. Section 5.10 ERISA Compliance. (a) Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws. (b) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due under Section 4007 of ERISA); (iii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA; except, with respect to each of the foregoing clauses (i) through (iv) of this Section 5.10(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Ef- fect. -112- Section 5.11 Subsidiaries; Equity Interests. As of the Closing Date (after giving effect to the Transactions to occur as of such date), no Loan Party has any Subsidiaries other than those specifically disclosed in Section 5.11 of the Confidential Dis- closure Letter or those with de minimis assets and who contribute a de minimis amount to Consolidated EBITDA, and all of the outstanding Equity Interests owned by the Loan Parties (or a Subsidiary of any Loan Party) in such Subsidiaries have been validly issued and are fully paid and all Equity Interests owned by a Loan Party (or a Subsidiary of any Loan Party) in such Subsidiaries are owned free and clear of all Liens except (i) those created under the Collateral Documents or under the ABL Facility Documen- tation (which Liens shall be subject to the any applicable Intercreditor Agreement then in effect) and (ii) any Lien that is permitted under Section 7.01. As of the Closing Date, Schedules 1(a) and 5(a)) to the Perfection Certificate (a) set forth the name and jurisdiction of each Domestic Subsidiary that is a Loan Party, (b) set forth the ownership interest of the Borrower and any other Subsidiary thereof in each Sub- sidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement. Section 5.12 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activi- ties, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of pur- chasing or carrying Margin Stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U of the Board of Governors of the United States Federal Reserve System. (b) None of the Borrower, any Person Controlling the Borrower, or any of their Restricted Subsidiaries is or is required to be registered as an “investment company” under the Investment Com- pany Act of 1940. Section 5.13 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information and infor- mation of a general economic or industry nature) to any Agent or any Lender in connection with the trans- actions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the state- ments therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and pro forma financial infor- mation, Holdings and the Borrower represent that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that the any financial estimates, projections, forecasts or forward-looking statements included in such projected finan- cial information and pro forma financial information are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond Holdings’s and the Borrower’s control, that no assurance can be given that any particular financial estimates, projections, forecasts or forward-looking statements will be realized and that actual results during the period or peri- ods covered by any such financial estimates, forecasts or forward-looking statements may differ signifi- cantly from the projected results and such differences may be material.

-113- Section 5.14 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to em- ployees of the Borrower or any of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (c) all payments due from each of the Loan Parties or any of the Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party. Section 5.15 Intellectual Property; Licenses, Etc. Each of the Loan Parties and the Restricted Subsidiaries own, license or possess the right to use all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, tech- nology, software, know-how database rights, design rights and other intellectual property rights (collec- tively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as cur- rently conducted, and, such IP Rights do not conflict with the rights of any Person, except to the extent the absence of such IP Rights and such conflicts, either individually or in the aggregate, could not reason- ably be expected to have a Material Adverse Effect. To the knowledge of Holdings and the Borrower, no IP Rights used by any Loan Party or any of the Restricted Subsidiaries in the operation of their respective businesses as currently conducted infringes upon any rights held by any Person, except for such infringe- ments, individually or in the aggregate, which could not reasonably be expected to have a Material Ad- verse Effect. No claim or litigation regarding any of the IP Rights owned by any Loan Party or any of the Restricted Subsidiaries, is pending or, to the knowledge of Holdings and the Borrower, threatened against any Loan Party or any of the Restricted Subsidiaries, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. All registrations listed in Schedule 7(a) or 7(b) to the Perfection Certificate are valid and in full force and effect, except, in each case, to the extent the failure of such registrations to be valid and in full force and effect could not reasonably be expected, individually or in the aggregate, to have a Material Ad- verse Effect. Section 5.16 Solvency. On the Closing Date, after giving effect to the Transactions (other than the Trust Acquisition and the incurrence of the Term B-1 Loans), the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent. On the Term B-1 Funding Date, after giving effect to the Trust Acquisition and the incurrence of the Term B-1 Loans and the payment of fees and expenses related thereto, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent. Section 5.17 Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documenta- tion that is subordinated in right of payment to the Obligations. Section 5.18 USA Patriot Act. (a) To the extent applicable, each of Holdings and its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets -114- control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) the USA Patriot Act and (iii) Anti-Money Laundering Laws. (b) No part of the proceeds of the Loans will be used, directly or indirectly, for any pay- ments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. (c) None of Holdings any of its Subsidiaries or, to the knowledge of the Borrower or Hold- ings, any director, officer, employee or agent of Holdings or any of its Subsidiaries is an individual or entity that is, or is owned or controlled by Persons that are: (i) the subject or target of any sanctions ad- ministered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or Anti-Money Laundering Law or (ii) located, organized or resi- dent in a country or territory that is, or whose government is, the subject of Sanctions. None of Holdings or any of its Subsidiaries will use, to their knowledge, any of the proceeds of any of the Loans in viola- tion of any Sanctions. Section 5.19 Security Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Administrative Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, except as otherwise provided hereunder, including subject to Liens permitted by Section 7.01, a legal, valid, en- forceable and perfected first priority (other than with respect to the ABL Priority Collateral (as to which the Lien hereon shall be junior to the extent set forth in the ABL Intercreditor Agreement)) Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein. Notwithstanding anything herein (including this Section 5.19) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or secu- rity interest (other than with respect to those pledges and security interests made under the Laws of the jurisdiction of formation of the applicable Foreign Subsidiary) in any Equity Interests of any Foreign Sub- sidiary that is not a Loan Party, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) on the Closing Date and until required pursuant to Section 6.13, Section 6.16 or 4.01(a)(iv), the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Closing Date pursuant to Section 4.01(a)(iv).

ARTICLE VI.
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than obligations under Term Loan Secured Hedge Agreements) hereunder which is accrued and payable shall remain unpaid or unsatisfied, then from and after the Closing Date, Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

Section 6.01 Financial Statements.

(a) Deliver to the Administrative Agent for prompt further distribution to each Lender, not later than the earlier of (x) ninety (90) days after the end of each fiscal year of the Borrower (beginning with the fiscal year ending March 31, 2027) and (y) the day on which Holdings's Annual Report on Form 10-K is required to be filed with the SEC for such fiscal year, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit (other than any such qualification, exception or explanatory paragraph that is expressly solely with respect to, or expressly resulting solely from, (i) an upcoming maturity date under the Facilities or other Indebtedness that is scheduled to occur within one year from the time such report and opinion are delivered, (ii) any actual or potential inability to satisfy a financial maintenance covenant on a future date or in a future period or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary);

(b) Deliver to the Administrative Agent for prompt further distribution to each Lender, not later than the earlier of (x) forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (beginning with the fiscal quarter ended June 30, 2026) and (y) the day on which Holdings' Quarterly Report on Form 10-Q is required to be filed with the SEC for the applicable fiscal quarter, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for such fiscal quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders' equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c) If none of Borrower or any of its parent companies are publicly reporting companies under SEC rules and regulations, deliver to the Administrative Agent for prompt further distribution to each Lender, within ninety (90) days after the end of each fiscal year of Borrower, a detailed consolidated budget for the following fiscal year on a quarterly basis (including a projected consolidated balance sheet of Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the "**Projections**"), which Projections shall in each case be

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accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and

(d) Deliver to the Administrative Agent with each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of the Borrower (or any direct or indirect parent of the Borrower) or (B) the Borrower's (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; *provided* that, with respect to clauses (A) and (B), (i) to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Borrower (or such parent), on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit.

Any financial statement required to be delivered pursuant to Section 6.01(a) or (b) shall not be required to contain purchase accounting adjustments relating to the Transactions or any other transactions permitted hereunder to the extent it is not practicable to include any such adjustments in such financial statements.

Documents required to be delivered pursuant to Section 6.01 and Sections 6.02(b) and (c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or any direct or indirect parent of the Borrower) posts such documents, or provides a link thereto on the website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower's behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); *provided* that (x) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (*i.e.*, soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent (which may be electronic copies delivered via electronic mail). Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrower

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-117- hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or an- other similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Bor- rower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securi- ties it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspic- uously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear promi- nently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Bor- rower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are per- mitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arranger shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side In- formation.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Bor- rower Materials “PUBLIC.” Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) days after the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Of- ficer of Holdings; (b) promptly after the same are publicly available, copies of all annual, regular, peri- odic and special reports and registration statements which Holdings, the Borrower or any Re- stricted Subsidiary files with the SEC or with any Governmental Authority that may be substi- tuted therefor (other than amendments to any registration statement (to the extent such registra- tion statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (c) [reserved]; (d) together with the delivery of each Compliance Certificate pursuant to Sec- tion 6.02(a), (i) in the case of annual Compliance Certificates only, a report setting forth the infor- mation required by sections describing the legal name and the jurisdiction of formation of each Loan Party and the location of the chief executive office of each Loan Party of the Perfection Certificate or confirming that there has been no change in such information since the Closing Date or the date of the last such report, (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory pre- payment under Section 2.05(b) and (iii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate (to the extent that there have been any changes in the identity or -118- status as a Restricted Subsidiary or Unrestricted Subsidiary of any such Subsidiaries since the Closing Date or the most recent list provided); and (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Restricted Subsidiaries (including without limitation information and documentation for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws), or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably re- quest. Section 6.03 Notices. Promptly after a Responsible Officer of the Borrower or any Subsidiary Guarantor has obtained knowledge thereof, notify the Administrative Agent: (a) of the occurrence of any Default; (b) of the occurrence of an ERISA Event which could reasonably be expected to re- sult in a Material Adverse Effect; and (c) of the filing or commencement of, or any threat or notice of intention of any per- son to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against the Borrower or any of its Restricted Subsidiaries that could reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Re- sponsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a), (b) or (c) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what ac- tion the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable in the normal con- duct of its business, all its material obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (a) any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP or (b) the failure to pay or discharge the same would not reasona- bly be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization, and (b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, licenses and franchises necessary or desirable in the normal conduct of its business,

-119- except, in the case of (a) (other than with respect to Holdings and the Borrower) or (b), to the extent (i) that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) pursuant to any merger, consolidation, liquidation, dissolution or Disposition per- mitted by Article VII. Section 6.06 Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have, individually or in the ag- gregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equip- ment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted. Section 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily in- sured against by Persons engaged in the same or similar business, of such types and in such amounts (af- ter giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as Holdings, the Borrower and the Restricted Subsidiaries) as are custom- arily carried under similar circumstances by such other Persons. Each such policy of insurance shall as appropriate (i) name the Administrative Agent, on behalf of the Lenders, as an additional insured thereun- der as its interest may appear or (ii) in the case of each casualty insurance policy, contain a lender loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders, as lender loss payee thereunder. If the improvements on any Mortgaged Property are at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood In- surance Act of 1968 (as now or hereafter in effect or successor act thereto), then, to the extent required by applicable Flood Insurance Laws, the Borrower shall, or shall cause each Loan Party to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount rea- sonably satisfactory to the Administrative Agent and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Adminis- trative Agent evidence of such compliance in form and substance reasonably acceptable to the Adminis- trative Agent. Section 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunc- tions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP and which reflect all material financial transactions and matters involving the assets and business of Holdings, the Borrower or a Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). -120- Section 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its direc- tors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Bor- rower; provided that only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not ex- ercise such rights more often than two (2) times during any calendar year and only one (1) such time shall be at the Borrower’s expense; provided, further, that during the continuation of an Event of Default, the Administrative Agent (or any of its respective representatives or independent contractors), on behalf of the Lenders, may do any of the foregoing at the expense of the Borrower at any time during normal busi- ness hours and upon reasonable advance notice. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Not- withstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade se- crets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any bind- ing agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. Section 6.11 Additional Collateral; Additional Guarantors. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably re- quested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) Upon the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party or the designa- tion in accordance with Section 6.14 of any existing direct or indirect wholly owned Material Do- mestic Subsidiary as a Restricted Subsidiary (in each case, other than an Excluded Subsidiary) or any Subsidiary becoming a wholly owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) or any Restricted Subsidiary that is a Material Domestic Subsidiary ceasing to be an Excluded Subsidiary: (i) within 60 days after such formation, acquisition, designation or occur- rence, or such longer period as the Administrative Agent may agree in writing in its dis- cretion: (A) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent, other than with respect to any Excluded Assets, joinders to this Agreement as Guarantors, Security Agree- ment Supplements, Intellectual Property Security Agreements, a counterpart of the Intercompany Note and other security agreements and documents as reasona- bly requested by and in form and substance reasonably satisfactory to the Admin- istrative Agent (consistent with the Mortgages, Security Agreement, Intellectual

-121- Property Security Agreements and other security agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guaran- tee Requirement; (B) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement (and the parent of each such Domestic Subsidiary that is a Guarantor) to deliver any and all certificates representing Equity Interests (to the extent certificated) and intercompany notes (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank; (C) take and cause such Material Domestic Subsidiary that is re- quired to become a Guarantor pursuant to the Collateral and Guarantee Require- ment and each direct or indirect parent of such Material Domestic Subsidiary to take whatever action (including the recording of Mortgages, the filing of UCC financing statements and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens to the extent required by the Collateral and Guarantee Requirement, and to otherwise comply with the require- ments of the Collateral and Guarantee Requirement; (ii) if reasonably requested by the Administrative Agent, within forty-five (45) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request; (iii) as promptly as practicable after the request therefor by the Administra- tive Agent, deliver to the Administrative Agent with respect to each Material Real Prop- erty, any existing title reports, abstracts or environmental assessment reports, to the ex- tent available and in the possession or control of the Borrower; provided, however, that there shall be no obligation to deliver to the Administrative Agent any existing environ- mental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; and (iv) if reasonably requested by the Administrative Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent any other items necessary from time to time to satisfy the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor acquired after the Closing Date and subject to the Collateral and Guarantee Requirement, but not specifically covered by the preceding clauses (i), (ii) or (iii) or clause (b) below. (b) Not later than one hundred twenty (120) days after the acquisition by any Loan Party of Material Real Property as determined by the Borrower (acting reasonably and in good faith) (or such -122- longer period as the Administrative Agent may agree in writing in its discretion) that is required to be provided as Collateral pursuant to the Collateral and Guarantee Requirement, which prop- erty would not be automatically subject to another Lien pursuant to pre-existing Collateral Docu- ments, cause such property to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limita- tions and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the definition of “Collateral and Guarantee Requirement”. (c) The Borrower, in its sole discretion, may, by written notice to the Administrative Agent, desig- nate and provide that any Restricted Subsidiary that is otherwise an Excluded Subsidiary and is organized in an Acceptable Jurisdiction to Guarantee the Obligations by causing such Restricted Subsidiary to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Administrative Agent, and any such Restricted Subsidiary shall, upon the effectiveness of such designation (an “Optional Guarantor Effective Date”) be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes (any such Restricted Subsidiary that the Bor- rower so causes to become a Guarantor, an “Optional Guarantor”). The occurrence of the Op- tional Guarantor Effective Date as to any Optional Guarantor shall be subject to (x) the Borrower taking or causing to be taken all actions in set forth in Section 6.11(a) as if such Optional Guar- antor were a newly formed or acquired wholly owned Material Domestic Subsidiary that is not an Excluded Subsidiary and otherwise satisfying the Collateral and Guarantee Requirement with respect to such Optional Guarantor (including, for any Optional Guarantor that constitutes a For- eign Subsidiary, such Foreign Subsidiary (and, with respect to the Equity Interests of such For- eign Subsidiary, the parent company of such Foreign Subsidiary) executing and delivering for- eign law Collateral Documents and taking foreign law actions to satisfy the Collateral and Guar- antee Requirement for Foreign Subsidiaries that constitute Loan Parties and their Equity Interests and (y) the Lenders and the Administrative Agent receiving all information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws with respect to such Optional Guarantor. For the avoidance of doubt, an Optional Guarantor shall not constitute an Excluded Subsidiary from and after the Optional Guarantor Effective Date relating to such Optional Guarantor until such time (if any) as such Op- tional Guarantor is released in accordance with Sections 9.10 and 11.09. Section 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and, in each case to the extent the Loan Parties are required by Environ- mental Laws, conduct any investigation, remedial or other corrective action necessary to address Hazard- ous Materials at any property or facility in accordance with applicable Environmental Laws. Section 6.13 Further Assurances. Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge,

-123- deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certifi- cates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents, to the extent re- quired pursuant to the Collateral and Guarantee Requirement. If the Administrative Agent reasonably de- termines that it is required by applicable Law to have appraisals prepared in respect of any Mortgaged Property, the Borrower shall provide to the Administrative Agent appraisals that satisfy the applicable re- quirements of the Real Estate Appraisal Reform Amendments of FIRREA. Section 6.14 Designation of Subsidiaries. In the case of Borrower, be permitted to designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) im- mediately before and after such designation, no Event of Default shall have occurred and be continuing, (ii) there shall exist capacity after giving effect to such designation under Section 7.02 to make or hold an Investment in such Unrestricted Subsidiary, (iii) no Subsidiary may be designated as an Unrestricted Sub- sidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of any Specified Debt and (iv) no Restricted Subsidiary may be designated an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value as determined in good faith by the Borrower of the Borrower’s or its Subsidiary’s (as applicable) Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, In- debtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value as determined in good faith by the Borrower at the date of such designation of the Bor- rower’s or its Subsidiary’s (as applicable) Investment in such Subsidiary ;provided further that no Loan Party or Restricted Subsidiary may sell, contribute, transfer, assign or dispose of, or grant an exclusive license of, Material Intellectual Property to an Unrestricted Subsidiary, and no Subsidiary of the Borrower may be designated as an Unrestricted Subsidiary if such Subsidiary owns or holds any rights in any Mate- rial Intellectual Property. Section 6.15 Maintenance of Ratings. Use commercially reasonable efforts to maintain (i) a public corporate credit rating (but not any specific rating) from S&P and a public corporate family rating (but not any specific rating) from Moody’s, in each case in respect of the Borrower, and (ii) a public rating (but not any specific rating) in respect of the Term B Loans from each of S&P and Moody’s. Section 6.16 Post-Closing Obligations. Within 10 days following the Closing Date (or such later date as the Administrative Agent shall agree to), the Borrower will deliver to the Administrative Agent the share certificate for PBH Australia Holding Company Pty Limited and an accompanying stock along with an undated stock power executed in blank relating thereto. Within 45 days following the Closing Date (or such later date as the Administrative Agent shall agree to), the Borrower will deliver to the Administrative Agent endorsements relating to the insurance policies referred to in Section 6.07 that name the Administrative Agent, on behalf of the Lenders as lender loss payee thereunder. -124- ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation here- under (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) obligations under Term Loan Secured Hedge Agreements) which is accrued and payable shall remain unpaid or unsatisfied, then from and after the Closing Date, Holdings and the Borrower (and, with respect to Section 7.14 only, Holdings) shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document; (b) Liens existing on the Closing Date and listed in Schedule 7.01 and any modifica- tions, replacements, renewals, refinancings or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or in- corporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof, and (ii) the replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens, to the extent constituting In- debtedness, is permitted by Section 7.03; (c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) statutory or common law Liens of landlords, sublandlords, carriers, warehouse- men, mechanics, materialmen, repairmen, construction contractors or other like Liens, so long as, in each case, such Liens secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate actions, if adequate re- serves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guaran- tees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Restricted Subsidiaries; (f) deposits to secure the performance of bids, trade contracts, governmental con- tracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (includ- ing those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

-125- (g) easements, rights-of-way, restrictions (including zoning restrictions), encroach- ments, protrusions and other similar encumbrances and minor title defects affecting Real Property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower or any of its Restricted Subsidiaries, taken as a whole, and any exceptions on the Mort- gage Policies issued in connection with the Mortgaged Properties; (h) Liens securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(h); (i) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which (i) do not interfere in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) do not secure any Indebtedness or (iii) are permitted by Section 7.05; (j) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business or (ii) on specific items of inventory or other goods and proceeds of any Per- son securing such Person’s obligations in respect of bankers’ acceptances or letters of credit is- sued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (k) Liens (i) of a collection bank arising under Section 4-208 of the Uniform Com- mercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in fa- vor of a banking or other financial institution arising as a matter of Law or under customary gen- eral terms and conditions encumbering deposits or other funds maintained with a financial institu- tion (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institutions general terms and conditions; (l) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.02(g), (i) and (n) or, to the extent related to any of the foregoing, Section 7.02(r) to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Sec- tion 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (m) Liens (i) in favor of the Borrower or a Restricted Subsidiary on assets of a Re- stricted Subsidiary that is not a Loan Party securing Indebtedness permitted under Sec- tion 7.03(b), (d) and (u) and (ii) in favor of the Borrower or any Subsidiary Guarantor; (n) any interest or title of a lessor, sublessor, licensor or sublicensor under leases, subleases, licenses or sublicenses entered into by the Borrower or any of its Restricted Subsidiar- ies in the ordinary course of business; (o) Liens arising out of conditional sale, title retention, consignment or similar ar- rangements for sale of goods entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business permitted by this Agreement; (p) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02; -126- (q) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (r) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks or other deposit-taking financial institutions and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Re- stricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (t) ground leases in respect of Real Property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located; (u) Liens to secure Indebtedness permitted under Section 7.03(e); provided that (i) such Liens are created within 270 days of the acquisition, construction, repair, lease or improve- ment of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions and accessions to such property) other than the property fi- nanced by such Indebtedness and the proceeds and products thereof and customary security de- posits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for replacements, additions and accessions to such assets) other than the assets subject to such Capitalized Leases and the proceeds and products thereof and customary security deposits; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; (v) Liens on property of any Subsidiary that is not a Loan Party, which Liens secure Indebtedness of any of Holdings, the Borrower or any Subsidiary permitted under Section 7.03; (w) Liens existing on property at the time of its acquisition or existing on the prop- erty of any Person at the time such Person becomes a Restricted Subsidiary (other than by desig- nation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property sub- jected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Sec- tion 7.03(g); (x) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or sim- ilar law or right reserved to or vested in any Governmental Authority to control or regulate the

-127- use of any real property that does not materially interfere with the ordinary conduct of the busi- ness of the Borrower and its Restricted Subsidiaries, taken as a whole; (y) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings; (z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (aa) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (u) and (w) of this Section 7.01; provided that (i) the Lien does not extend to any ad- ditional property, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, and (ii) the renewal, exten- sion or refinancing of the obligations secured or benefited by such Liens is permitted by Sec- tion 7.03 (to the extent constituting Indebtedness); (bb) Liens with respect to property or assets of the Borrower or any of its Restricted Subsidiaries securing obligations in an aggregate principal amount outstanding at any time not to exceed the greater of $95,000,000 and 20.0% of Consolidated EBITDA for the most recently ended Test Period, in each case determined as of the date of incurrence; (cc) Liens to secure Indebtedness permitted under Section 7.03(s) to the extent such Liens are subject to (i) the ABL Intercreditor Agreement and a First Lien Intercreditor Agreement if such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations, or (ii) the ABL Intercreditor Agreement and a Junior Lien Intercreditor Agreement if such Indebtedness is secured by the Collateral on a second prior- ity (or other junior priority) basis to the liens securing the Obligations; (dd) Liens on the Collateral securing obligations in respect of Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt and any Permitted Refinancing of any of the foregoing; provided that (x) any such Liens securing any Permitted Refinancing in respect of Permitted First Priority Refinancing Debt are subject to the ABL Intercreditor Agree- ment and the First Lien Intercreditor Agreement and (y) any such Liens securing any Permitted Refinancing in respect of Permitted Junior Priority Refinancing Debt are subject to the ABL In- tercreditor Agreement and the Junior Lien Intercreditor Agreement; (ee) Liens on specific items of inventory or other goods and the proceeds thereof se- curing such Person’s obligations in respect of documentary letters of credit or banker’s ac- ceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (ff) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries to secure the performance of the Borrower’s or such Subsidi- ary’s obligations under the terms of the lease for such premises; (gg) Liens on the Securitization Assets arising in connection with a Qualified Securiti- zation Financing; and (hh) Liens on the Collateral securing Indebtedness permitted under Section 7.03(r) (including, for the avoidance of doubt, any Liens securing obligations referred to in clauses (ii) -128- and (iii) of the definition of “ABL Facility Indebtedness”); provided, that such Liens shall be sub- ject to the ABL Intercreditor Agreement in the capacity as “ABL Obligations”. Section 7.02 Investments. Make or hold any Investments, except: (a) Investments by the Borrower or any of its Restricted Subsidiaries in assets that were Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors and employees of any Loan Party (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary busi- ness-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings or any direct or indirect parent thereof; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Bor- rower in cash as common equity and (iii) for any other purposes not described in the foregoing clauses (i) and (ii); provided that the aggregate principal amount outstanding at any time under clause (iii) above shall not exceed the greater of (x) $15,000,000 and (y) 3% of Consolidated EBITDA for the most recently ended Test Period; (c) Investments (i) by the Borrower or any Restricted Subsidiary in any Loan Party (other than Holdings), (ii) by any Restricted Subsidiary that is not a Loan Party in any other Re- stricted Subsidiary that is not a Loan Party and (iii) by any Loan Party in any Restricted Subsidi- ary that is not a Loan Party; provided that (A) any such Investments made pursuant to this clause (iii) in the form of intercompany loans shall be evidenced by notes that, unless they are Excluded Assets, have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the Lenders (it being understood and agreed that any Investments permitted un- der this clause (iii) that are not so evidenced as of the Closing Date are not required to be so evi- denced and pledged until the date that is sixty (60) days after the Closing Date (or such later date as may be approved by the Administrative Agent)) and (B) the aggregate amount of Investments made pursuant to this clause (iii) shall not exceed at any time outstanding the sum of (x) the greater of (x) $165,000,000 and (y) 35% of Consolidated EBITDA for the most recently ended Test Period and (y) the Cumulative Credit at such time; (d) Investments consisting of extensions of credit in the nature of accounts receiva- ble or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business; (e) Investments (excluding loans and advances made in lieu of Restricted Payments pursuant to and limited by Section 7.02(m) below) consisting of transactions permitted under Sec- tions 7.01, 7.03 (other than 7.03(c) or (d)), 7.04 (other than 7.04(c)(ii) or (e)), 7.05 (other than 7.05(e)), 7.06 (other than 7.06(d) or (h)(iv)) and 7.13, respectively; (f) Investments (i) existing or contemplated on the Closing Date or made pursuant to legally binding written contracts in existence on the Closing Date, in each case set forth in Sched- ule 7.02 and any modification, replacement, renewal, reinvestment or extension thereof that does not in each case increase the amount of such Investment and (ii) existing on the Closing Date by

-129- the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary and any modification, renewal or extension thereof; (g) Investments in Swap Contracts permitted under Section 7.03; (h) promissory notes, securities and other non-cash consideration received in connec- tion with Dispositions permitted by Section 7.05; (i) any acquisition of all or substantially all the assets of a Person or any Equity In- terests in a Person that becomes a Restricted Subsidiary or division or line of business of a Person (or any subsequent Investment made in a Person, division or line of business previously acquired in a Permitted Acquisition), in a single transaction or series of related transactions, if immediately after giving Pro Forma Effect thereto (i) no Event of Default shall have occurred and be continu- ing, (ii) to the extent required by the Collateral and Guarantee Requirement, (A) the property, as- sets and businesses acquired in such purchase or other acquisition shall constitute Collateral and (B) any such newly created or acquired Subsidiary (other than an Excluded Subsidiary or an Un- restricted Subsidiary) shall become Guarantors, in each case, in accordance with Section 6.11, and (iii) the aggregate amount of Investments made by virtue of this Section 7.02(i) in Persons that do not become Loan Parties or of assets that will not be held by Borrower or a Subsidiary Guarantor shall not exceed at any time outstanding the sum of (1) the greater of (x) $237,500,000 and (y) 50% of Consolidated EBITDA for the most recently ended Test Period and (2) the Cumu- lative Credit at such time (any such acquisition, a “Permitted Acquisition”); (j) Investments made in connection with the Transactions; (k) Investments in the ordinary course of business consisting of UCC Article 3 en- dorsements for collection or deposit and UCC Article 4 customary trade arrangements with cus- tomers consistent with past practices; (l) Investments (including debt obligations and Equity Interests) received in connec- tion with the bankruptcy or reorganization of suppliers and customers or in settlement of delin- quent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (m) loans and advances to any direct or indirect parent of the Borrower not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in re- spect thereof) Restricted Payments to the extent permitted to be made to such parent in accord- ance with Sections 7.06(f), (g) or (h), such Investment being treated for purposes of the applicable clause of Section 7.06, including any limitations, as if a Restricted Payment made pursuant to such clause; (n) Investments in an aggregate amount outstanding pursuant to this clause (n) (val- ued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) at any time not to exceed (x) the greater of (A) $210,000,000 and (B) 45% of Consoli- dated EBITDA for the most recently ended Test Period (in each case, net of any return in respect thereof, including dividends, interest, distributions, returns of principal, profits on sale, repay- ments, income and similar amounts) plus (y) the Cumulative Credit at such time; (o) advances of payroll payments to employees in the ordinary course of business; -130- (p) (i) Investments made in the ordinary course of business in connection with ob- taining, maintaining or renewing client contracts and loans or advances made to distributors in the ordinary course of business and (ii) Investments to the extent that payment for such Investments is made solely with Equity Interests of the Borrower (or any direct or indirect parent of the Bor- rower); (q) Investments of a Restricted Subsidiary acquired after the Closing Date or of a corporation merged or amalgamated or consolidated into the Borrower or merged, amalgamated or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger or consolidation; (r) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary permitted under this Section 7.02; (s) Guarantees by the Borrower or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (t) (i) Investments in a Securitization Subsidiary or any Investment by a Securitiza- tion Subsidiary in any other Person in connection with a Qualified Securitization Financing; pro- vided, however, that any such Investment in a Securitization Subsidiary is in the form of (x) a contribution of additional Securitization Assets or (y) Limited Originator Recourse and (ii) distri- butions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing; (u) Investments consisting of any Foreign IP Transfer; (v) Investments made with Excluded Contributions; and (w) any Investment, so long as after giving Pro Forma Effect thereto, the Total Lev- erage Ratio shall not exceed 4.75:1.00. Section 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness of any Loan Party under the Loan Documents; (b) (i) Indebtedness outstanding on the Closing Date and listed in Schedule 7.03 (other than, for the avoidance of doubt, the 2028 Notes and the 2031 Notes and any ABL Facility Indebtedness) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness out- standing on the Closing Date and any Permitted Refinancing thereof, of which any amount owed by a Restricted Subsidiary that is not a Loan Party to a Loan Party shall be evidenced by an Inter- company Note; provided that all such Indebtedness of any Loan Party owed to any Person or Re- stricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to an Intercompany Note;

-131- (c) Guarantees by the Borrower and any Restricted Subsidiary in respect of Indebt- edness of the Borrower or any Restricted Subsidiary of the Borrower otherwise permitted hereun- der; provided that (A) no Guarantee by any Restricted Subsidiary of any Indebtedness constitut- ing a Specified Junior Financing Obligation shall be permitted unless such Guaranteeing party shall have also provided a Guarantee of the Obligations on the terms set forth herein and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; (d) Indebtedness of the Borrower or any Restricted Subsidiary owing to any Loan Party or any other Restricted Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any Re- stricted Subsidiary of a Loan Party) to the extent constituting an Investment permitted by Sec- tion 7.02; provided that all such Indebtedness of any Loan Party owed to any Person or Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursu- ant to an Intercompany Note; (e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Borrower or any Restricted Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the applicable asset and any Permitted Refi- nancing thereof in an aggregate amount not to exceed the greater of (x) $85,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period, in each case determined at the time of incurrence (together with any Permitted Refinancings thereof) at any time outstanding and (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Sec- tion 7.05(m) and any Permitted Refinancing of such Attributable Indebtedness; (f) Indebtedness in respect of Swap Contracts designed to hedge against the Bor- rower’s or any Restricted Subsidiary’s exposure to interest rates, foreign exchange rates or com- modities pricing risks incurred in the ordinary course of business and not for speculative purposes and Guarantees thereof; (g) Indebtedness of the Borrower or any Restricted Subsidiary assumed in connec- tion with any Permitted Acquisition; provided that such Indebtedness is not incurred in contem- plation of such Permitted Acquisition, and any Permitted Refinancing thereof; provided further that, after giving pro forma effect to such Permitted Acquisition and the assumption of such In- debtedness, the aggregate amount of such Indebtedness does not exceed the greater of $95,000,000 and 20.0% of Consolidated EBITDA for the most recently ended Test Period at any time outstanding; (h) Indebtedness representing deferred compensation to employees of the Borrower or any of its Restricted Subsidiaries incurred in the ordinary course of business; (i) Indebtedness consisting of promissory notes issued by the Borrower or any of its Restricted Subsidiaries to current or former officers, managers, consultants, directors and employ- ees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent of the Borrower permitted by Section 7.06; -132- (j) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case, constituting indemnification obligations or obligations in respect of purchase price (in- cluding earnouts) or other similar adjustments; (k) Indebtedness consisting of obligations of the Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions, and Permitted Acquisitions or any other Investment ex- pressly permitted hereunder; (l) Cash Management Obligations and other Indebtedness in respect of netting ser- vices, automatic clearinghouse arrangements, overdraft protections, employee credit card pro- grams and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof; (m) Indebtedness in an aggregate principal amount that at the time of, and after giv- ing effect to, the incurrence thereof, would not exceed the greater of (x) $210,000,000 and (y) 45% of Consolidated EBITDA for the most recently ended Test Period; (n) Indebtedness consisting of (a) the financing of insurance premiums or (b) take- or-pay obligations contained in supply arrangements, in each case, in the ordinary course of busi- ness; (o) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liabil- ity insurance or self-insurance or other Indebtedness with respect to reimbursement-type obliga- tions regarding workers compensation claims; (p) obligations in respect of performance, bid, appeal and surety bonds and perfor- mance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar in- struments related thereto, in each case in the ordinary course of business or consistent with past practice; (q) Indebtedness in respect of the 2028 Notes in the principal amount outstanding on the Closing Date and the 2031 Notes in the principal amount outstanding on the Closing Date (in- cluding, in each case, any guarantees thereof) and, in each case, any Permitted Refinancing thereof;; (r) ABL Facility Indebtedness of the Loan Parties (a) under clause (i) of the defini- tion of “ABL Facility Indebtedness” in an aggregate principal amount at any time outstanding not to exceed the greater of (i) the ABL Facility Dollar Amount and (ii) the Borrowing Base and (b) under clauses (ii) and (iii) of the definition of ABL Facility Indebtedness; (s) Permitted Ratio Debt and any Permitted Refinancing thereof; (t) Credit Agreement Refinancing Indebtedness;

-133- (u) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (u) and then outstand- ing, does not exceed (x) $150,000,000 and (y) 30% of Consolidated EBITDA for the most re- cently ended Test Period; (v) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings and Limited Orig- inator Recourse) to the Borrower or any of the Restricted Subsidiaries; (w) Indebtedness incurred in an aggregate principal amount (A) not to exceed the amount of a Restricted Payment that is then able to be made pursuant to Section 7.06(g) plus (B) an amount not to exceed the then amount of Excluded Contributions plus (C) an amount not to exceed the then amount of the Cumulative Credit; and (x) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (w) above. For purposes of determining compliance with any Dollar-denominated restriction on the incur- rence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such In- debtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calcu- lated at the relevant currency exchange rate in effect on the date of such extension, replacement, refund- ing, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the prin- cipal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including OID) incurred in connection with such refinancing. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Sec- tion 7.03. The principal amount of any non-interest bearing Indebtedness or other discount security con- stituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or here- after acquired) to or in favor of any Person, except that: (a) any Restricted Subsidiary may merge, amalgamate or consolidate with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new ju- risdiction); provided that the Borrower shall be the continuing or surviving Person or (ii) one or more other Restricted Subsidiaries; provided that when any Person that is a Loan Party is merging with a Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person; -134- (b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party, (ii) any Subsidiary may liquidate or dis- solve and (iii) any Subsidiary may change its legal form if, with respect to clauses (ii) and (iii), the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor un- less such Guarantor is otherwise permitted to cease being a Guarantor hereunder); (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must be a Guarantor (other than Holdings) or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 (other than Section 7.02(e)) and 7.03, respectively; and (d) so long as no Default has occurred and is continuing or would result therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the Laws of any state of the United States or the District of Columbia, (B) the Successor Company shall expressly as- sume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satis- factory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such mer- ger or consolidation, shall have confirmed that its Guarantee shall apply to the Successor Com- pany’s obligations under the Loan Documents, (D) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Suc- cessor Company’s obligations under the Loan Documents, (E) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Bor- rower under this Agreement; (e) so long as no Default has occurred and is continuing or would result therefrom (in the case of a merger involving a Loan Party), any Restricted Subsidiary may merge or consoli- date with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary of the Borrower, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11 to the extent required pursuant to the Collateral and Guarantee Requirement; (f) Holdings, the Borrower and the Restricted Subsidiaries may consummate (A) the Trident Acquisition, related transactions contemplated by the Trident Acquisition Agreement

-135- (and documents related thereto), (B) the Trust Acquisition, related transactions contemplated by the Trust Acquisition Agreement (and documents related thereto) and (C) the Transactions; and (g) so long as no Default has occurred and is continuing or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05. Section 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower or any of its Restricted Subsidiaries; (b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned) in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Dis- position are promptly applied to the purchase price of such replacement property; (d) Dispositions of property to the Borrower or any Restricted Subsidiary; provided that if the transferor of such property is a Loan Party, (i) the transferee thereof must be a Loan Party (other than Holdings) or (ii) if such transaction constitutes an Investment, such transaction is permitted under Section 7.02; (e) to the extent constituting Dispositions, transactions permitted by Sections 7.01, 7.02 (other than Section 7.02(e)), 7.04 (other than Section 7.04(g)) and 7.06 (other than 7.06(d)); (f) [Reserved]; (g) Dispositions of Cash Equivalents; (h) (i) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business or which do not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries, (ii) Dispositions of IP Rights that do not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries and (iii) any Foreign IP Transfer; (i) transfers of property subject to Casualty Events; (j) Dispositions of property; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default has occurred and is continuing), no Default shall have occurred and been contin- uing or would result from such Disposition and (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of the greater (x) $47,500,000 and (y) 10.0% of Con- solidated EBITDA for the most recently ended Test Period the Borrower or any of its Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash -136- Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsen- sual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), (f), (k), (l), (p), (q), (r)(i), (r)(ii), (s) or (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents)); provided, however, that for the purposes of this clause (j)(ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s most recent balance sheet pro- vided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Bor- rower and all of its Restricted Subsidiaries shall have been validly released by all applicable cred- itors in writing, (B) any securities received by the Borrower or the applicable Restricted Subsidi- ary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, and (C) aggregate non-cash consideration re- ceived by the Borrower or the applicable Restricted Subsidiary having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such non-cash consid- eration is received) not to exceed the greater of (x) $85,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period at any time (net of any non-cash consideration converted into cash and Cash Equivalents); (k) [Reserved]; (l) Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business; (m) Dispositions of property pursuant to sale-leaseback transactions; provided that to the extent the aggregate Net Proceeds from all such Dispositions since the Closing Date exceeds the greater of (x) $95,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period, such excess may be reinvested in accordance with the definition of “Net Proceeds” or otherwise applied to prepay Term Loans in accordance with Section 2.05(b)(ii); (n) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries as a whole, as determined in good faith by the management of the Borrower; (o) any sale of Equity Interests in, or Indebtedness or other securities of, an Unre- stricted Subsidiary; (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the unwinding of any Swap Contract; (r) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights; (s) any Disposition of Securitization Assets to a Securitization Subsidiary; and (t) the issuance of Nominal Shares.

-137- provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Section 7.05(e), (i), (p), (q), (r) or (s) and except for Dispositions from a Loan Party to any other Loan Party (other than Holdings)) shall be for no less than the fair market value of such property at the time of such Disposition as determined by the Borrower in good faith. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Section 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Borrower, and other Restricted Subsidiaries of the Borrower (and, in the case of such a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) Holdings, the Borrower and each Restricted Subsidiary may declare and make dividend payments or other Restricted Payments payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person (and, in the case of such a Restricted Payment by a non-wholly owned Restricted Subsidiary, to Holdings and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (c) Restricted Payments made (i) in respect of working capital adjustments or pur- chase price adjustments pursuant to the Trident Acquisition Agreement or the Trust Acquisition Agreement and (ii) in order to satisfy indemnity and other similar obligations under the Trident Acquisition Agreement or the Trust Acquisition Agreement; (d) to the extent constituting Restricted Payments, the Borrower (or any direct or in- direct parent thereof) and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02 (other than 7.02(e) and (m)), 7.04 or 7.08 (other than Section 7.08(f) or 7.08(l)); (e) repurchases of Equity Interests in Holdings, the Borrower or any Restricted Sub- sidiary of Holdings deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (f) the Borrower and each Restricted Subsidiary may (i) pay (or make Restricted Payments to allow Holdings or any other direct or indirect parent thereof to pay, and Holdings may pay) for the repurchase, retirement or other acquisition or retirement for value of Equity In- terests of such Restricted Subsidiary (or of the Borrower or any other such direct or indirect par- ent thereof) held by any future, present or former employee, officer, director, manager or consult- ant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or dis- tributes of any of the foregoing) of such Restricted Subsidiary (or the Borrower or any other di- rect or indirect parent thereof) or any of its Subsidiaries or (ii) make Restricted Payments in the form of distributions to allow Holdings or any direct or indirect parent of Holdings to pay princi- pal or interest on promissory notes that were issued to any future, present or former employee, officer, director, manager or consultant (or any spouses, former spouses, successors, executors, -138- administrators, heirs, legatees or distributes of any of the foregoing) of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) in lieu of cash payments for the repurchase, retirement or other acquisition or retirement for value of such Equity Interests held by such Persons, in each case, upon the death, disability, retirement or termination of employment of any such Person or pursuant to any employee, manager or director equity plan, employee, man- ager or director stock option plan or any other employee, manager or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, direc- tor, officer or consultant of such Restricted Subsidiary (or the Borrower or any other direct or in- direct parent thereof) or any of its Restricted Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) together with the aggregate amount of loans and advances to Holdings made pursuant to Section 7.02(m) in lieu of Restricted Payments per- mitted by this clause (f) shall not exceed the greater of (x) $45,000,000 and (y) 10% of Consoli- dated EBITDA in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of the greater of (x) $90,000,000 and (y) 20% of Consolidated EBITDA in any calendar year); provided further that such amount in any calendar year may further be increased by an amount not to exceed: (A) amounts used to increase the Cumulative Credit pursuant to clauses (c) and (d) of the definition of “Cumulative Credit”; (B) the Net Proceeds of key man life insurance policies received by Hold- ings, the Borrower or its Restricted Subsidiaries less the amount of Restricted Payments previously made with the cash proceeds of such key man life insurance policies; and provided further that cancellation of Indebtedness owing to Holdings, the Borrower from members of management of the Borrower, any of the Borrower’s direct or indirect parent compa- nies or any of the Borrower’s Restricted Subsidiaries in connection with a repurchase of Equity Interests of any of the Borrower’s direct or indirect parent companies will not be deemed to con- stitute a Restricted Payment for purposes of this covenant or any other provision of this Agree- ment; (g) Holdings and the Borrower may make Restricted Payments in an aggregate amount not to exceed, when combined with prepayment of Indebtedness pursuant to Sec- tion 7.13(a)(iv), (x) at any time (A) the greater of $142,500,000 and 30.0% of Consolidated EBITDA for the most recently ended Test Period minus (B) the aggregate principal amount of Indebtedness incurred pursuant to Section 7.03(w) prior to such time, plus (y) the Cumulative Credit at such time; provided that with respect to any Restricted Payment made pursuant to clause (y) above, no Payment or Bankruptcy Event of Default has occurred and is continuing or would result therefrom; (h) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower: (i) [reserved]; (ii) to pay its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, le- gal, accounting and similar expenses provided by third parties), which are reasonable and

-139- customary and incurred in the ordinary course of business and attributable to the owner- ship or operations of the Borrower and its Restricted Subsidiaries, Transaction Expenses and any reasonable and customary indemnification claims made by directors or officers of such parent attributable to the ownership or operations of the Borrower and its Re- stricted Subsidiaries; (iii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise taxes, and other fees and expenses, required to maintain its (or any of its direct or indirect parents’) corporate ex- istence; (iv) for any taxable period in which the Borrower and/or any of its Subsidiar- ies is a member of a consolidated, combined or similar income tax group of which a di- rect or indirect parent of Borrower is the common parent (a “Tax Group”), to pay fed- eral, foreign, state and local income taxes of such Tax Group that are attributable to the taxable income of the Borrower and/or its Subsidiaries; provided that, for each taxable period, the amount of such payments made in respect of such taxable period in the aggre- gate shall not exceed the amount that the Borrower and its Subsidiaries would have been required to pay as a stand-alone Tax Group; provided further that the permitted payment pursuant to this clause (iv) with respect to any Taxes of any Unrestricted Subsidiary for any taxable period shall be limited to the amount actually paid with respect to such period by such Unrestricted Subsidiary to the Borrower or its Restricted Subsidiaries for the pur- poses of paying such consolidated, combined or similar income Taxes; (v) to finance any Investment that would be permitted to be made pursuant to Section 7.02 and Section 7.08 if such parent were subject to such sections; provided that (A) such Restricted Payment shall be made substantially concurrently with the clos- ing of such Investment and (B) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contrib- uted to the Borrower or the Restricted Subsidiaries or (2) the merger (to the extent per- mitted in Section 7.04) of the Person formed or acquired into the Borrower or its Re- stricted Subsidiaries in order to consummate such Permitted Acquisition or Investment, in each case, in accordance with the requirements of Section 6.11; (vi) the proceeds of which (A) shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries or (B) shall be used to make payments permitted under Sections 7.08(i) and (p) (but only to the extent such payments have not been and are not expected to be made by the Bor- rower or a Restricted Subsidiary); and (vii) the proceeds of which shall be used by Holdings to pay (or to make Re- stricted Payments to allow any direct or indirect parent thereof to pay) fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering by Holdings (or any direct or indirect parent thereof) that is directly attributable to the operations of the Borrower and its Restricted Subsidiaries; (i) payments made or expected to be made by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by or with respect to -140- any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the forego- ing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases, in each case, in connection with the exercise of stock options; (j) Holdings, the Borrower or any of the Restricted Subsidiaries may pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof, or any Permitted Acquisition, or any vesting of Equity Interests; (k) Restricted Payments in the amount of any Excluded Contribution; and (l) any Restricted Payment, so long as after giving Pro Forma Effect thereto (x) the Total Leverage Ratio shall not exceed 4.50:1.00 and (y) no Payment or Bankruptcy Event of De- fault shall have occurred and be continuing. Section 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business con- ducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related, complementary, synergistic or ancillary thereto (including related, complementary, synergistic or ancillary technologies) or reasonable extensions thereof. Section 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, with a fair market value in excess of $12,500,000, other than (a) transactions among Holdings and its Restricted Subsidiaries, (b) on terms substantially as favorable to Holdings or such Restricted Subsidiary as would be obtainable by Holdings or such Restricted Subsidiary at the time in a comparable arm’s- length transaction with a Person other than an Affiliate, (c) the Transactions and the payment of fees and expenses (including Transaction Expenses) as part of or in connection with the Transactions, (d) [reserved], (e) [reserved], (f) Restricted Payments permitted under Section 7.06, (g) transactions by Holdings and its Restricted Subsidiaries permitted under an ex- press provision (including any exceptions thereto) of this Article VII, (h) employment and severance arrangements between Holdings and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business,

-141- (i) the payment of customary fees and reasonable out of pocket costs to, and indem- nities provided on behalf of, directors, officers, employees and consultants of the Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the Borrower) in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Re- stricted Subsidiaries, (j) transactions pursuant to agreements, instruments or arrangements in existence on the Closing Date and set forth in Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (k) [reserved], (l) payments by the Borrower or any of its Subsidiaries pursuant to any tax sharing agreements with any direct or indirect parent of the Borrower to the extent attributable to the ownership or operation of the Borrower and the Subsidiaries, but only to the extent permitted by Section 7.06(h)(iii), (m) the issuance or transfer of Equity Interests (other than Disqualified Equity Inter- ests) of Holdings to any former, current or future director, manager, officer, employee or consult- ant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees, distrib- utes or Affiliate of any of the foregoing) of the Borrower, any of its Subsidiaries or any direct or indirect parent thereof, (n) transactions with customers, clients, joint venture partners, suppliers or purchas- ers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Sub- sidiaries, in the reasonable determination of the board of directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (o) any payments required to be made pursuant to the Trident Acquisition Agree- ment or the Trust Acquisition Agreement, (p) the payment of reasonable out-of-pocket costs and expenses and indemnities pur- suant to the stockholders agreement or the registration and participation rights agreement entered into on the Closing Date in connection therewith, (q) transactions in which Holdings or any of the Restricted Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an Independent Financial Advisor stat- ing that such transaction is fair to Holdings or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08, (r) payments to or from, and transactions with, joint ventures (to the extent any such joint venture is only an Affiliate as a result of Investments by Holdings and the Restricted Subsid- iaries in such joint venture) in the ordinary course of business to the extent otherwise permitted under Section 7.02, (s) [reserved], and -142- (t) any Disposition of Securitization Assets or related assets, Investment permitted pursuant to Section 7.02(t) or Standard Securitization Undertakings, in each case in connection with any Qualified Securitization Financing. Section 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary of the Borrower that is not a Guarantor to make Re- stricted Payments to the Borrower or any Guarantor or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or un- der the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Con- tractual Obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed in Schedule 7.09 and (y) to the extent Contractual Obliga- tions permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obliga- tion, (ii) are binding on a Restricted Subsidiary at the time such Restricted Sub- sidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Re- stricted Subsidiary of the Borrower; provided, further, that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsid- iary pursuant to Section 6.14, (iii) represent Indebtedness of a Restricted Subsidiary of the Borrower which is not a Loan Party which is permitted by Section 7.03 and which does not apply to any Loan Party, (iv) are customary restrictions that arise in connection with (x) any Lien per- mitted by Sections 7.01(a), (k), (l), (p), (q), (r)(i), (r)(ii), (s) and (ee) and relate to the property subject to such Lien or (y) arise in connection with any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to (i) the property financed by such Indebtedness and the proceeds and products thereof or (ii) the property secured by such Indebtedness and the proceeds and products

-143- thereof so long as the agreements governing such Indebtedness permit the Liens securing the Obligations, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the property interest, rights or the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to se- cured Indebtedness permitted pursuant to Section 7.03(e), (g), (n)(a), and (u) and to the extent that such restrictions apply only to the property or assets securing such Indebted- ness or, in the case of Section 7.03(g), to the Restricted Subsidiaries incurring or guaran- teeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement en- tered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) arise in connection with cash or other deposits permitted under Sections 7.01 and 7.02 and limited to such cash or deposit, and (xiii) comprise restrictions imposed by any agreement governing In- debtedness entered into on or after the Closing Date and permitted under Section 7.03 (including, without limitation, the ABL Credit Agreement, the 2028 Notes, the 2031 Notes and, in each case, any Permitted Refinancing in respect thereof) that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to the Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Borrower shall have determined in good faith that such re- strictions will not affect its obligation or ability to make any payments required hereun- der. Section 7.10 Use of Proceeds. (a) Use the proceeds of any Borrowing, whether directly or indirectly (a) on the Closing Date or the Term B-1 Funding Date, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement or (b) after the Closing Date (but not on the Term B-1 Funding Date as to general corporate purposes and working capital needs), use the proceeds for any purpose other than to pay costs and expenses related to the Transactions and for general corporate purposes and working capi- tal needs. Section 7.11 [Reserved]. -144- Section 7.12 Accounting Changes. Make any change in its fiscal year; provided, however, that Holdings may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Ad- ministrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby au- thorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. Section 7.13 Prepayments, Etc. of Certain Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) any Indebtedness for borrowed money of a Loan Party that is subordinated to the Obligations expressly by its terms (other than Indebtedness among the Borrower and its Restricted Subsidiaries) (collectively, “Junior Financing”), except (i) the refinancing thereof with any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if such In- debtedness was originally incurred under Section 7.03(g), is permitted pursuant to Section 7.03(g)), to the extent not required to prepay any Loans pursuant to Section 2.05(b), (ii) the conversion or exchange of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary, (iv) prepayments, redemptions, satisfactions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled ma- turity in an aggregate amount not to exceed, when combined with the amount of Restricted Payments pursuant to Section 7.06(g), greater of (x) $142,500,000 and (y) 30.0% of Consolidated EBITDA plus, so long as no Payment or Bankruptcy Event of Default shall have occurred and be continuing, the Cumu- lative Credit at such time and (v) prepayments, redemptions, satisfactions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity, so long as after giving Pro Forma Effect thereto (A) the Total Leverage Ratio shall not exceed 4.50:1.00 and (y) no Payment or Bankruptcy Event of Default shall have occurred and be continuing. (b) Amend, modify or change in any manner materially adverse to the interests of the Lend- ers any term or condition of any Junior Financing Documentation in respect of any Junior Financing having an aggregate outstanding principal amount in excess of the Threshold Amount without the con- sent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). Section 7.14 Permitted Activities. With respect to Holdings, engage in any material operating or business activities; provided that the following and any activities incidental thereto shall be permitted in any event: (i) its ownership of the Equity Interests of Borrower and activities incidental thereto, including payment of dividends and other amounts in respect of its Equity Interests, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents and any other Indebtedness, (iv) any public offering of its common stock or any other issuance or sale of its Equity Interests, (v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Bor- rower and guaranteeing the obligations of the Borrower, (vi) participating in tax, accounting and other ad- ministrative matters as a member of the consolidated group of Holdings and the Borrower, (vii) holding any cash or property (but not operating any property), (viii) providing indemnification to officers and di- rectors and (ix) any activities incidental to the foregoing. Holdings shall not incur any Liens on Equity Interests of the Borrower other than those for the benefit of the Obligations, the obligations under the

ABL Facility, Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt and secured Permitted Ratio Debt.

ARTICLE VIII.
EVENTS OF DEFAULT AND REMEDIES

Section 8.01 Events of Default.

Any of the following from and after the Closing Date shall constitute an event of default (an "**Event of Default**"):

(a) *Non-Payment*. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b) *Specific Covenants*. Holdings, the Borrower, any Restricted Subsidiary or, in the case of Section 7.14, Holdings only, fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; or

(c) *Other Defaults*. Holdings, the Borrower or any Restricted Subsidiary fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or

(d) *Representations and Warranties*. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or

(e) *Cross-Default*. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and not as a result of any default thereunder by any Loan Party), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; *provided* that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder; *provided*, *further*, that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02; or

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(f) *Insolvency Proceedings, Etc*. Any Loan Party or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) *Attachment*. Any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Borrower and the Restricted Subsidiaries, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h) *Judgments*. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(i) *Invalidity of Loan Documents*. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document or the validity or priority of a Lien as required by the Collateral Documents on a material portion of the Collateral; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(j) *Change of Control*. There occurs any Change of Control; or

(k) *Collateral Documents*. Any Collateral Document after delivery thereof pursuant to Section 4.01, 6.11, 6.13 or Section 6.16 shall for any reason (other than pursuant to the terms thereof including as a result of a transaction not prohibited under this Agreement) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, (i) except to the extent that any such perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and (ii) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender's title insurance policy and such insurer has not denied coverage; or

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-147- (l) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or a Restricted Subsidiary in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party, any Restricted Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability un- der Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could rea- sonably be expected to result in a Material Adverse Effect. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the re- quest of the Required Lenders, shall take any or all of the following actions: (i) [Reserved]; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other no- tice of any kind, all of which are hereby expressly waived by the Borrower; (iii) [Reserved]; and (iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to Bor- rower under the Bankruptcy Code of the United States or any Debtor Relief Laws, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. Section 8.03 Application of Funds. Subject to the ABL Intercreditor Agreement and, if entered into, any First Lien Intercreditor Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automati- cally become immediately due and payable as set forth in the proviso to Section 8.02), any amounts re- ceived on account of the Obligations shall be applied by the Administrative Agent in the following order (to the fullest extent permitted by mandatory provisions of applicable Law): First, to payment of that portion of the Obligations constituting fees, indemnities, ex- penses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Obligations arising under Term Loan Secured Hedge Agreements) payable to the Lenders (including Attorney Costs payable under Sec- tion 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; -148- Third, to payment of that portion of the Obligations constituting accrued and unpaid in- terest on the Loans and any fees, premiums and scheduled periodic payments due under Term Loan Secured Hedge Agreements, ratably among the Secured Parties in proportion to the respec- tive amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and any breakage, termination or other payments under Term Loan Secured Hedge Agree- ments, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the payment of all other Obligations that are due and payable to the Administra- tive Agent and the other Secured Parties on such date, ratably based upon the respective aggre- gate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Bor- rower or as otherwise required by Law. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in no circumstances shall any amounts received from a Loan Party that is not an “eligible contract participant” (as defined in the Commodity Exchange Act) be applied towards the payment of obligations that are Ex- cluded Swap Obligations, but, to the extent permitted by applicable law, appropriate adjustments shall be made with respect to payments from other Loan Parties that are “eligible contract participants” to pre- serve, as nearly as possible, the proportional allocation to the Obligations otherwise set forth above in this Section. ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints Citi to act on its behalf as the Adminis- trative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party has rights as a third party beneficiary of any of such provisions. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Docu- ments, and each of the Lenders (including in its capacities as a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of ac- quiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to se- cure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub- agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for pur- poses of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Col- lateral Documents, or for exercising any rights and remedies thereunder at the direction of the Adminis- trative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including the second paragraph of Section 10.05), as though such co-agents, sub-agents and attorneys-in-fact were the "collateral agent" under the Loan Documents as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders.

Section 9.02 Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 9.03 Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), *provided* that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender.

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(e) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 9.04 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. .

Section 9.05 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Section 9.06 Resignation of Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower at all times other than upon the occurrence and during the continuation of an Event of Default under Section 8.01(f) (which consent of the Borrower shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth

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-151- above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no quali- fying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereun- der, such successor shall succeed to and become vested with all of the rights, powers, privileges and du- ties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be dis- charged from all of its duties and obligations hereunder or under the other Loan Documents (if not al- ready discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent, and, for the avoidance of doubt, the Borrower and Lenders confirm the provisions of this sentence foregoing shall apply to Citi- bank, N.A., as retiring Administrative Agent hereunder. Section 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administra- tive Agent or any other Lender or any of their Related Parties and based on such documents and infor- mation as it has deemed appropriate, made its own credit analysis and decision to enter into this Agree- ment. Each Lender also acknowledges that it will, independently and without reliance upon the Adminis- trative Agent or any other Lender or any of their Related Parties and based on such documents and infor- mation as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Administrative Agent, Bookrunners or Arrangers shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereun- der. Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial pro- ceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise -152- (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09, 10.04 and 10.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lend- ers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, dis- bursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 10.04 and 10.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding. Section 9.10 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Hedge Bank) irrevocably authorizes the Administrative Agent: (a) to automatically release any Lien on any property granted to or held by the Ad- ministrative Agent under any Loan Document (i) upon termination of the Aggregate Commit- ments and payment in full of all Obligations (other than (A) contingent indemnification obliga- tions and (B) obligations and liabilities under Term Loan Secured Hedge Agreements), (ii) at the time the property subject to such Lien is disposed or to be disposed to any Person other than a Loan Party as part of or in connection with any disposition permitted hereunder or under any other Loan Document, (iii) subject to Section 10.01, if the release of such Lien is approved, au- thorized or ratified in writing by the Required Lenders, (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below or (v) that constitutes Excluded Assets; (b) to release or subordinate any Lien on any property granted to or held by the Ad- ministrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(u) to the extent required by the holder of, or pursuant to the terms of any agreement governing, the obligations secured by such Liens; and (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary as a result of a transac- tion or designation permitted hereunder; provided that no such release shall occur if (1) such Guarantor continues to be an obligor in respect of any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing

Indebtedness in respect thereof)), (2) such Guarantor becomes an Excluded Subsidiary solely under clause (a) of the definition of "Excluded Subsidiary" unless the primary purpose (as reasonably determined by the Borrower) of such transaction was not to evade the guarantee required pursuant to this Agreement or (3) such Guarantor was an Optional Guarantor if such Optional Guarantor holds any Material Intellectual Property not owned by it prior to becoming an Optional Guarantor or acquired while an Optional Guarantor from a Person who is not the Borrower or a Restricted Subsidiary.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower's expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request (which documents shall be without recourse to, or representation or warranty by, the Administrative Agent) to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10, so long as the Borrower shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request (on which the Administrative Agent may conclusively rely).

Section 9.11 Term Loan Secured Hedge Agreements; Intercreditor Agreements.

Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Term Loan Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank.

The Lenders hereby authorize the Administrative Agent to enter into any First Lien Intercreditor Agreement, any Replacement ABL Intercreditor Agreement, any Junior Lien Intercreditor Agreement or other Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement and satisfactory to the Administrative Agent and the Borrower, in each case, so long as the Borrower shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request (on which the Administrative Agent may conclusively rely), and any such intercreditor agreement is binding upon the Lenders.

Section 9.12 Withholding Tax Indemnity.

To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for

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any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall, within 10 days after written demand therefor, indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by a Loan Party pursuant to Section 3.01 and Section 3.04 and without limiting or expanding the obligation of the Loan Parties to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or from any other sources against any amount due the Administrative Agent under this Section 9.12. The agreements in this Section 9.12 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations.

Section 9.13 ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, each Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using "plan assets" (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

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-155- (iv) such other representation, warranty and covenant as may be agreed in writing be- tween the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with re- spect to a Lender or such Lender has not provided another representation, warranty and covenant as pro- vided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, each Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that: (i) none of the Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents re- lated to hereto or thereto); (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Com- mitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E); (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Com- mitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations); (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Com- mitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judg- ment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to any Agent or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement. (c) Each Agent hereby informs the Lenders that each such Person is not undertaking to pro- vide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the trans- actions contemplated hereby, and that such Person has a financial interest in the transactions contem- plated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commit- ment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, ad- ministrative agent or collateral agent fees, utilization fees, minimum usage fees fronting fees, deal-away -156- or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 9.14 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a por- tion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so re- ceived), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Rate. A notice of the Admin- istrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party such Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with re- spect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be pre- sumed to have been made (absent written confirmation from the Administrative Agent to the con- trary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall (and shall cause any other recipient that re- ceives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, pre- payment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Ad- ministrative Agent pursuant to this Section 9.14(b).

-157- (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Docu- ment, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Ad- ministrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with clause (a) of this Section 9.16 from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such as- signment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Errone- ous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Bor- rower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an electronic platform for the Facilities contemplated by this Agreement as to which the Administrative Agent and such parties are participants and with the Administrative Agent has approved for use for assignments) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its ap- plicable Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Defi- ciency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Errone- ous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, reme- dies and claims against such Lender (and/or against any recipient that receives funds on its respective be- half). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commit- ments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erro- neous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, dis- charge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in -158- each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Errone- ous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Ad- ministrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine (g) Each party’s obligations, agreements and waivers under this Section 9.16 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or dis- charge of all Obligations (or any portion thereof) under any Loan Document. The provisions of this Article IX shall survive and remain in full force and effect regardless of the con- summation of the transactions contemplated the Loan Documents, the payment in full of the Obligations and the Commitments or the termination of any Loan Document or any provision thereof. ARTICLE X. MISCELLANEOUS Section 10.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amend- ment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lend- ers (or by the Administrative Agent with the consent of the Required Lenders) and the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of each Lender holding such Commitment (it being understood that a waiver of any condition prece- dent or of any Default, mandatory prepayment or mandatory reduction of any Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce or forgive the amount of, any pay- ment of principal or interest under Section 2.07 or 2.08 (other than pursuant to Section 2.08(b)) or postpone any date for the payment of fees hereunder without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans shall not constitute a postponement of any date sched- uled for the payment of principal or interest; (c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (i) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document (or extend the timing of payments of such fees or other amounts) without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of “Consolidated First Lien Net

Leverage Ratio," "Interest Coverage Ratio," "Total Leverage Ratio" or "Secured Leverage Ratio" or, in each case, in the component definitions thereof shall not constitute a reduction in any rate of interest; *provided* that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d) change any provision of this Section 10.01 or the definition of "Required Lenders," "Required Class Lenders" or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents or Section 8.03, without the written consent of each Lender directly affected thereby (it being understood that each Lender shall be directly and adversely affected by a change to the "Required Lenders" definition or the "Pro Rata Share" definition);

(e) other than pursuant to Section 9.10 in connection with a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than pursuant to Section 9.10 in connection with a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; or

(g) subordinate the Liens on all or substantially all of the Collateral securing the Term B Loans to the liens securing any other Indebtedness (the "**Senior Lien Indebtedness**") or subordinate in right of payment the Term B Loans to any other Indebtedness (the "**Senior Payment Indebtedness**" and, together with the Senior Lien Indebtedness, the "**Senior Indebtedness**") unless each Lender of Term B Loans has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the principal amount of Term B Loans that are adversely affected thereby held by such Lender) of the relevant Senior Indebtedness on the same terms as offered to all other providers (or their respective Affiliates) of the relevant Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the relevant Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit of the relevant Senior Indebtedness afforded to the providers of such Senior Indebtedness (or any of their respective Affiliates) in connection with providing such Senior Indebtedness pursuant to a written offer made to such Lenders describing the material terms of the arrangements pursuant to which such Senior Indebtedness is to be provided, which offer shall remain open to such Lenders for a period of not less than three Business Days; *provided*, *however*, that (1) any such Lender does not accept an offer to provide its pro rata share of such Senior Indebtedness within the time specified for acceptance of such offer being made, such Lender shall be deemed to have declined such offer and (2) any subordination (A) expressly permitted by this Agreement or (B) with respect to any "debtor-in-possession" facility (or similar financing under applicable law) permitted pursuant to the ABL Intercreditor Agreement and any First Lien Intercreditor Agreement shall not be restricted by this paragraph; and

(h) prior to the occurrence of the earlier of (1) Term B-1 Funding Date and (2) the termination of the Term B-1 Commitments, any amendment, change or waiver to any of the conditions to the making of the Term B-1 Loans or any change, amendment or waiver to the amount, interest or other financial terms of the Term B-1 Loans or the Term B-1 Closing Fee shall require the consent of each Term B-1 Lender,

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and *provided*, *further*, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document and (ii) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification.

Notwithstanding the foregoing, no Lender consent is required to effect any amendment or supplement to the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement, any Junior Lien Intercreditor Agreement or other Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding the holders of Permitted First Priority Refinancing Debt, or Permitted Junior Priority Refinancing Debt, as expressly contemplated by the terms of such ABL Intercreditor Agreement, such First Lien Intercreditor Agreement, such Junior Lien Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and *provided* that such other changes are not adverse, in any material respect, to the interests of the Lenders); *provided*, *further*, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class ("**Refinanced Term Loans**") with replacement term loans ("**Replacement Term Loans**") hereunder; *provided* that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Applicable Rate for such Replacement Term Loans shall not be higher than the Applicable Rate for such Refinanced Term Loans unless the maturity of the Replacement Term Loans is at least one year later than the maturity of the Refinanced Term Loans, (c) except for Replacement Term Loans incurred in reliance upon the Inside Maturity Basket, the Weighted Average Life to Maturity of Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans, at the time of such refinancing (except by virtue of amortization or prepayment of the Refinanced Term Loans prior to the time of such incurrence) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans except to the extent necessary to provide for covenants and other terms applicable to any period after the Latest Maturity Date of the Term Loans in effect immediately prior to such refinancing.

Notwithstanding anything to the contrary contained in this Section 10.01, (A) guarantees, collateral security documents and related documents executed by the Loan Parties and their Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent

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-161- at the request of the Borrower without the need to obtain the consent of any other Lender if such amend- ment or waiver is delivered in order (i) to comply with local Law or advice of local counsel or (ii) to cause such guarantee, collateral security document or other document to be consistent with this Agree- ment and the other Loan Documents and (B) the Term B-1 l Amendment may be entered into by the Loan Parties, the Administrative Agent and the Term B-1 Lender(s) and shall not require the consent of any other Person and shall amend this Agreement (it being understood that nothing contained herein or in any Loan Document or any other document instrument shall require any Person to enter into the Term B-1 Amendment or commit any Person to make any Term B-1 Loans or other financing available until such Term B-1 Amendment shall have been executed (and if executed in escrow, released from escrow) and delivered). In addition, notwithstanding anything in this Section 10.01 to the contrary, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a tech- nical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Administrative Agent within ten Business Days fol- lowing delivery of notice thereof. Section 10.02 Notices and Other Communications; Facsimile Copies. (a) Notices; Effectiveness; Electronic Communications. (A) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (B) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight cou- rier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the appli- cable telephone number, as follows: (i) if to the Borrower or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic commu- nications to the extent provided in subsection (B) below shall be effective as provided in such subsec- tion (B). (B) Electronic Communications. Notices and other communications to the Lenders hereun- der may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Ad- -162- ministrative Agent or the Borrower may, in its discretion, agree to accept notices and other communica- tions to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the nor- mal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the in- tended recipient at its e-mail address as described in the foregoing clause (i) of notification that such no- tice or communication is available and identifying the website address therefor. (b) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLAT- FORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATU- TORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICU- LAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VI- RUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Par- ties, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s trans- mission of Borrower Materials through the Internet, except to the extent that such losses, claims, dam- ages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappeal- able judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Loan Parties, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as op- posed to direct or actual damages). (c) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administra- tive Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to en- sure that the Administrative Agent has on record (i) an effective address, contact name, telephone num- ber, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Pri- vate Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance proce- dures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securi- ties for purposes of United States Federal or state securities laws.

-163- (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan No- tices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a man- ner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other tele- phonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Per- son in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, rem- edy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privi- leges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in ac- cordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.13), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereun- der and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.13, any Lender may, with the con- sent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Re- quired Lenders. Section 10.04 Attorney Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Arrangers and the Bookrunners for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cahill Gordon & Reindel LLP (and any other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed)) and, if necessary, one local and foreign counsel in each rele- vant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Ad- ministrative Agent and the Lenders taken as a whole and (b) from and after the Closing Date, to pay or -164- reimburse the Administrative Agent, the Arrangers, the Bookrunners and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and ex- penses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all respective Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole and one local counsel as reasonably necessary in any relevant jurisdiction material to the interests of the Lenders taken as a whole). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within thirty (30) days following re- ceipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail; pro- vided that, with respect to the Closing Date, all amounts due under this Section 10.04 shall be paid on the Closing Date solely to the extent invoiced to the Borrower within three (3) Business Days of the Closing Date (or such shorter period as the Borrower may agree). If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its discretion. For the avoidance of doubt, this Section 10.04 shall not apply to (i) Taxes, except any Taxes that represent costs and expenses arising from any non-Tax claim and (ii) a failure by Lenders to refund the Term B-1 Closing Fee paid in advance of the Term B-1 Funding Date by Citi in accordance with Section 2.09(b) in the event of a Trust Acquisition Abandonment. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless each Agent, Agent-Related Person, Lender, Ar- ranger and Bookrunner and their Affiliates, and their respective officers, directors, employees, partners, agents, counsel, advisors and other representatives of the foregoing (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judg- ments, suits, costs, expenses and disbursements (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Bor- rower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)) of any such Indemnitee of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in con- nection with (a) the execution, delivery, enforcement, performance or administration of any Loan Docu- ment or any other agreement, letter or instrument delivered in connection with the transactions contem- plated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Loan Parties or any Subsidiary, or any Environmental Liability of the Loan Parties or any Subsidiary or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (a “Proceeding”) and regardless of whether any Indemnitee is a party thereto or whether or not such Pro- ceeding is brought by the Borrower or any other person and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee (all of the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judg- ments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are

-165- involved in or aware of the Transaction (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) material breach of the Loan Documents by such Indemnitee or one of its Affiliates, as determined by a final non-appealable judgment of a court of competent jurisdiction, (z) dis- putes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as an Agent or Arranger or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, of such Indemnitee) or (aa) to any failure by any Lender to refund the Term B-1 Closing Fee paid in advance by Citi pursuant to Section 2.09(b) in the event of a Trust Acquisition Abandonment. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee, Loan Party or any Subsidiary have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses); it being agreed that this sentence shall not limit the indemnification obligations of Holdings or any Subsidi- ary. In the case of an investigation, litigation or other proceeding to which the indemnity in this Sec- tion 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or pro- ceeding is brought by any Loan Party, any Subsidiary of any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Docu- ments are consummated. All amounts due under this Section 10.05 shall be paid within thirty (30) days after written demand therefor (together with backup documentation supporting such reimbursement re- quest); provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes, except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepay- ments, suits, costs, expenses and disbursements arising from any non-Tax claims. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required un- der this Section 10.05 or Section 10.04 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Adminis- trative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, dam- age, liability or related expense, as the case may be, was incurred by or asserted against the Administra- tive Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the fore- going acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other -166- party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus inter- est thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agree- ment. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (except as permitted by Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Assignee pursuant to an assignment made in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”) and in the case of any Assignee that is Holdings or any of its Subsidiaries, Section 10.07(l), (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assign- ment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void); provided, however, that notwithstanding the foregoing, no Lender may assign or transfer by participation any of its rights or obligations hereunder to (i) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, in each case a natural Person).or (ii) to Holdings, the Borrower or any of their respective Subsidiaries (ex- cept pursuant to Section 2.05(a)(v) or Section 10.07(l)). Nothing in this Agreement, expressed or im- plied, shall be construed to confer upon any Person (other than the parties hereto, their respective succes- sors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the ex- tent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrower, provided that the Borrower shall be deemed to have consented to any such assignment of the Term Loans unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; pro- vided further that no consent of the Borrower shall be required for (i) an assignment of all or a portion of the Term Loans (x) to a Lender, an Affiliate of a Lender or an Approved Fund or (y) prior to the completion of primary syndication settlement of the Term B Loans, (ii) if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) has oc- curred and is continuing, any Assignee or (iii) an assignment of all or a portion of the Loans pur- suant to Section 10.07(l); and (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment (i) of all or any portion of a Term Loan to a Lender, an Affili- ate of a Lender or an Approved Fund or (ii) from an Agent to its Affiliates.

Notwithstanding the foregoing or anything to the contrary set forth herein, to the extent any Lender is required to assign any portion of its Commitments, Loans and other rights, duties and obligations hereunder in order to comply with applicable Laws, such assignment may be made by such Lender without the consent of the Borrower, the Administrative Agent or any other party hereto so long as such Lender complies with the requirements of Section 10.07(b)(ii).

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than an amount of $1,000,000 (in the case of a Term Loan), and shall be in increments of an amount of $1,000,000 (in the case of Term Loans) in excess thereof unless each of the Borrower and the Administrative Agent otherwise consents; *provided* that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; *provided further* that the requirements of this Section 10.07(b)(ii)(A) shall not apply to assignments made by the Citi or any of its Affiliates prior to the date that is 90 days after the Closing Date (or to the extent such Term B Loans constituted Term B-1 Loans made on the Term B-1 Funding Date, 90 days after the Term B-1 Funding Date) in connection with the primary allocation of the Term B Loans.

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; *provided* that only one such fee shall be payable in the event of simultaneous assignments to or from two or more Approved Funds; and

(C) other than in the case of assignments pursuant to Section 10.07(l), the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities. Notwithstanding anything contained in this Agreement, (A) except as otherwise expressly permitted in this Agreement, no assignments or participations in Loans or Commitments may be made to Holdings, Borrower or any of Holdings's or Borrower's Subsidiaries or Affiliates and (B) no assignment or participation may be made to a Disqualified Lender or a natural Person.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, (1) other than in connection with an assignment pursuant to Section 10.07(l) the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and (2) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Term Note, the Borrower (at its expense) shall execute and deliver a Term Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall

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be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it, and each notice of cancellation of any Loans delivered by the Borrower pursuant to Section 10.07(l) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "**Register**"). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (but in the case of any Lender, with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(d) and Section 2.11 shall be construed so that all Loans are at all times maintained in "registered form" within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). Even though Term B-1 Loans shall constitute Term B Loans for all purposes of the Loan Documents, the Administrative Agent, at its option, may classify them separately for internal purposes on the Register if it so chooses.

(e) Any Lender may at any time, sell participations to any Person (other than a natural person, a Disqualified Lender, Borrower, Holdings or an Affiliate of Borrower or Holdings) (each, a "**Participant**") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); *provided* that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; *provided* that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a) through (g) of the first proviso to Section 10.01 that requires the affirmative vote of such Lender. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations of such Sections (it being understood that the documentation required under Section 3.01(d) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; *provided* that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each participant's interest in the Loans or other obligations under this Agreement (the "**Participant Register**"). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The portion of any Participant Register relating to any Participant or SPC requesting payment from the Borrower or seeking to exercise its rights under Section 10.09 shall only be available for inspection by the Borrower upon reasonable request to the extent

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-169- that such disclosure is necessary in connection with a Tax audit to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regula- tions. (f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participa- tion sold to such Participant, except to the extent such entitlement to a greater payment results from a change in any Law after the sale of the participation takes place. (g) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (in- cluding under its Term Note, if any) to secure obligations of such Lender, including any pledge or as- signment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof, shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such Sections (it being understood that the documentation required under Section 3.01(d) shall be delivered solely to the partici- pating Lender)), but neither the grant to any SPC nor the exercise by any SPC of such option shall in- crease the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement except to the extent that the increase or change results from a change in any Law after the grant to such SPC takes place, (ii) no SPC shall be liable for any indemnity or similar payment obliga- tion under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereun- der shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public infor- mation relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (i) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) -170- such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (j) Each of (x) the Borrower and Holdings, on behalf of themselves and their respective Af- filiates and (y) the Lenders, expressly acknowledge and agree that the Administrative Agent (II) shall not have any obligation to monitor, ascertain or inquire into (A) the DQ List or the accuracy or completeness thereof, (B) whether or not any provision of any Loan Document relating to Disqualified Lenders is be- ing observed or complied with and (C) whether assignments or participations are made to Disqualified Lenders and (II) shall not have any liability with respect to or arising out of any assignment or participa- tion of Loans, or disclosure of confidential information, to any Disqualified Lender; and none of the Bor- rower, the Lenders or any of their respective Affiliates will bring any claim to such effect against the Ad- ministrative Agent or any Affiliate of the Administrative Agent. (k) [Reserved]. (l) Any Lender may, so long as no Default or Event of Default has occurred and is continu- ing, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to Holdings or the Borrower through (x) Dutch auctions open to all Lenders on a pro rata ba- sis in accordance with procedures of the type described in Section 2.05(a)(v) or (y) notwithstanding Sec- tions 2.12 and 2.13 or any other provision in this Agreement, open market purchases on a non-pro rata basis; provided, that, in connection with assignments pursuant to clause (y) above: (i) if Holdings is the assignee, upon such assignment, transfer or contribution, Hold- ings shall automatically be deemed to have contributed the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or (ii) if the assignee is the Borrower (including through contribution or transfers set forth in clause (i) above), (a) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (c) the Borrower shall promptly provide notice to the Administrative Agent of such contribu- tion, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register. (a) (i) No assignment or participation shall be made to, and no Incremental Commit- ment or Incremental Term Loan shall be provided by, any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and as- sign all or a portion of its rights and obligations under this Agreement (including through a participation), to such Person or the applicable Incremental Facility Closing Date, as the case may be (unless the Bor- rower has consented to such assignment, participation, Incremental Commitment or Incremental Term Loan in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Lender for the purpose of such assignment, participation or Incremental Commitment or In- cremental Term Loan). For the avoidance of doubt, with respect to any assignee or Incremental Lender that becomes a Disqualified Lender after the applicable Trade Date or any Person that the Borrower re- moves from the DQ List (including as a result of the delivery of a notice pursuant to, or the expiration of the notice period referred to in, the definition of “Disqualified Lender”), (x) any additional designation or removal permitted by the foregoing shall not apply retroactively to any prior or pending assignment or

-171- participation, as applicable, to any Lender or Participant and (y) any designation or removal after the Closing Date of a Person as a Disqualified Lender shall become effective three Business Days after such designation or removal. Any assignment, participation, Incremental Commitment or Incremental Term Loan in violation of this clause (m)(i) shall not be void, but the other provisions of this clause (m) shall apply. The Borrower shall deliver notices of any designation or removal of a Disqualified Lender to the Administrative Agent as provided in Section 10.02. (ii) If any assignment or participation is made to, or any Incremental Com- mitment or Incremental Term Loan is provided by, any Disqualified Lender without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Lender after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Dis- qualified Lender and the Administrative Agent, (A) terminate any Commitment of such Disqualified Lender or terminate any Commitment of a Lender which has sold a participation to a Participant which is a Disqualified Lender and repay all obligations of the Borrower owing to such Disqualified Lender in connection with such Commitment or (B) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section), all of its interest, rights and obli- gations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obliga- tions, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials pro- vided to Lenders by the Borrower, the Administrative Agent or any Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site estab- lished for the Lenders or confidential communications from counsel to or financial advisors of the Ad- ministrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any Debtor Relief Plan, each Disqualified Lender party hereto hereby agrees (1) not to vote on such Debtor Relief Plan, (2) if such Disqualified Lender does vote on such Debtor Relief Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Relief Plan in accordance with Section 1126(c) of the Bankruptcy Code of the United States of America (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the applicable bankruptcy court (or other applica- ble court of competent jurisdiction) effectuating the foregoing clause (2). The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Admin- istrative Agent, to (A) post the list of Disqualified Lenders provided by the Borrower and any updates thereto permitted by the definition of Disqualified Lender from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same. -172- Section 10.08 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, ex- cept that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ managers, administra- tors, directors, officers, employees, trustees, partners, investors, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclo- sure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority or self regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority regu- lating any Lender or its Affiliates), provided that the Administrative Agent or such Lender, as applicable, agrees that it will, to the extent practicable, notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notifica- tion is prohibited by law, rule or regulation or relates to any audit or examination conducted by bank ac- countants or regulatory authority exercising examination or regulatory authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that the Adminis- trative Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) un- less such notification is prohibited by law, rule or regulation or relates to any audit or examination con- ducted by bank accountants or any regulatory authority exercising examination or regulatory authority; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions at least as re- strictive as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), direct or indirect contractual counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or be- comes available to the Administrative Agent, any Arranger, any Lender or any of their respective Affili- ates on a nonconfidential basis from a source other than a Loan Party or its related parties (so long as such source is not known to the Administrative Agent, such Arranger, such Lender or any of their respective Affiliates to be bound by confidentiality obligations to any Loan Party); (h) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender); (i) in connection with the exercise of any remedies hereunder, under any other Loan Document or the enforcement of its rights hereunder or thereunder or (j) to market data collectors and similar service providers to the lending industry but such information shall be limited to information re- garding the closing date, size, type, purpose of, and parties to the Loan Documents. For the purposes of this Section 10.08, “Information” means all information received from the Loan Parties relating to any Loan Party, its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of its Subsidiaries or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that all information received after the Closing Date from Holdings, the Borrower or any of its Subsidiaries shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. For the avoidance of doubt, nothing in any Loan Document shall prohibits any individual from communicating or disclosing information regarding suspected violation of Laws, rules, or regulations to a Governmental Authority without any notification to any Person. The parties hereto do not anticipate any disclosure of personal information of California residents to Citi, or any collection or processing of personal information of California residents, in connection with the transactions contemplated by the Loan Documents and Citi’s services contemplated under the Loan Documents; provided however, to the extent any California personal information subject to the California

-173- Privacy Rights Act (“CPRA”) and their implementing regulations is disclosed by Holdings to Citi and is covered by the California Privacy Rights Act and its implementing regulations, Citi agrees to process such personal information only for the limited and specified business purposes of facilitating the execu- tion of the transactions contemplated by the Loan Documents or as otherwise provided by, and in compli- ance with, the CPRA. Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Administrative Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent per- mitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Administrative Agent to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or the Ad- ministrative Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denomi- nated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 10.09 are in addi- tion to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have at Law. Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the inter- est contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.11 Counterparts; Electronic Execution. (a) This Agreement and each other Loan Document may be executed in one or more coun- terparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agree- ment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier. -174- (b) The words “execution,” “signed,” “signature,” and words of like import in this Agree- ment and the other Loan Documents including any Assignment and Assumption shall be deemed to in- clude electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Elec- tronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.12 Integration; Termination. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agree- ment and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their be- half and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any shall remain out- standing. Section 10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions; provided, that, the Lenders shall charge no fee in connection with any such amendment. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such pro- vision in any other jurisdiction. Section 10.15 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (EXCEPT AS EX- PRESSLY SET FORTH THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORD- ANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCU- MENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEAL- INGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCU-

-175- MENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EX- ISTING OR HEREAFTER ARISING, SHALL BE BROUGHT ONLY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECU- TION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EX- CLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COM- MENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OB- JECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PRO- CEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICA- BLE LAW OR OF ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY OR ITS ASSETS IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENTS OR THE ENFORCEMENT OF ANY JUDGEMENT. Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEM- PLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO EN- FORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.17 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if ap- plicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. -176- Section 10.18 USA Patriot Act. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other infor- mation regarding such Loan Party that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA Patriot Act. This notice is given in accordance with the requirements of the USA Patriot Act and is effective as to the Lenders and the Administrative Agent. Section 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arrang- ing and other services regarding this Agreement provided by the Administrative Agent and the other Ar- rangers are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the other Arrangers and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each other Arranger and each Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for each Loan Party or any of their respective Af- filiates, or any other Person and (B) neither the Administrative Agent, any other Arranger nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the other Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any other Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the other Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.20 ABL Intercreditor Agreement. The Administrative Agent is authorized to enter into the ABL Intercreditor Agreement, and each of the parties hereto acknowledges that it has received a copy of the ABL Intercreditor Agreement and that the ABL Intercreditor Agreement is binding upon it. Each Lender (a) hereby consents to the subordi- nation of the Liens on the ABL Priority Collateral securing the Obligations on the terms set forth in the ABL Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the ABL Intercreditor Agreement and (c) hereby authorizes and, subject to Section 9.11, instructs the Administrative Agent to enter into the ABL Intercreditor Agreement and any amend- ments or supplements expressly contemplated thereby, including any Replacement ABL Intercreditor Agreement, and to subject the Liens on the ABL Priority Collateral securing the Obligations to the provi- sions of the ABL Intercreditor Agreement. The foregoing provisions are intended as an inducement to the ABL Claimholders to extend credit to the borrowers under the ABL Credit Agreement and such ABL

-177- Claimholders are intended third-party beneficiaries of such provisions and the provisions of the ABL In- tercreditor Agreement. The provisions of this Section 10.20 are for the sole benefit of the Lenders and the Administrative Agent and shall not afford any right to, or constitute a defense available to, any Loan Party. In the event of any conflict between the terms of this Agreement and the terms of the ABL Inter- creditor Agreement, the terms of the ABL Intercreditor Agreement shall control. Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, ar- rangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unse- cured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder or any Loan Document which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; and/or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Term Loan Secured Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Fed- eral Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwith- standing that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws -178- of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater ex- tent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Sup- ported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. ARTICLE XI. GUARANTEE Section 11.01 The Guarantee. Each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a Primary Obligor and not as a surety to each Secured Party and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of (i) the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) on the Loans made by the Lenders to, and the Term Notes held by each Lender of, the Borrower (other than such Guarantor), and all other Obligations from time to time owing to the Secured Parties by any Loan Party under any Loan Document or any Term Loan Secured Hedge Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”); provided, that notwithstanding the foregoing, with respect to any Guarantor, Guaranteed Obligations shall not include Excluded Swap Obligations of such Guarantor. The Guarantors hereby jointly and severally agree that if the Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guaran- tors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accord- ance with the terms of such extension or renewal. Section 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01 shall constitute a guaranty of payment and to the fullest extent permitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Ob- ligations of the Borrower under this Agreement, the Term Notes, if any, or any other agreement or instru- ment referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (i) at any time or from time to time, without notice to the Guarantors, to the extent permitted by Law, the time for any performance of or compliance with any of the Guaranteed Ob- ligations shall be extended, or such performance or compliance shall be waived;

-179- (ii) any of the acts mentioned in any of the provisions of this Agreement or the Term Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted; (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Docu- ments or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or except as permitted pursuant to Section 11.09, any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (iv) any Lien or security interest granted to, or in favor of, any Secured Party or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or (v) the release of any other Guarantor pursuant to Section 11.09. The Guarantors hereby expressly waive diligence, presentment, demand of payment, invalidity or enforceability of Guaranteed Obligations, amendments or waivers of any Guaranteed Obligations, non- perfection of any Collateral and any other circumstance that might constitute a defense of the Borrower or the Guarantors, protest and, to the extent permitted by Law, all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Term Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obliga- tions. The Guarantors waive, to the extent permitted by Law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Secured Parties shall like- wise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of pay- ment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other Person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and as- signs thereof, and shall inure to the benefit of the Secured Parties, and their respective successors and as- signs, notwithstanding that from time to time during the term of this Agreement there may be no Guaran- teed Obligations outstanding. Section 11.03 Reinstatement. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or other- wise. -180- Section 11.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaran- teed Obligations and the expiration and termination of the Commitments of the Lenders under this Agree- ment it shall waive any claim and shall not exercise any right or remedy, direct or indirect, arising by rea- son of any performance by it of its guarantee in Section 11.01, whether by subrogation or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party to any Person that is not a Loan Party permitted pursuant to Section 7.03(b)(ii) or 7.03(d) shall be subordinated to such Loan Party’s Obli- gations in the manner set forth in the Intercompany Note evidencing such Indebtedness. Section 11.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Term Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automati- cally due and payable in the circumstances provided in Section 8.02) for purposes of Section 11.01, not- withstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such dec- laration (or such obligations being deemed to have become automatically due and payable), such obliga- tions (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. Section 11.06 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article XI constitutes an instru- ment for the payment of money, and consents and agrees that any Secured Party or Agent, at its sole op- tion, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213. Section 11.07 Continuing Guarantee. The guarantee in this Article XI is a continuing guarantee of payment, and shall apply to all Guar- anteed Obligations whenever arising. Section 11.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Sec- tion 11.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subor- dinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Loan Party or any other person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Sec- tion 11.10) that is valid and enforceable and not subordinated to the claims of other creditors as deter- mined in such action or proceeding.

-181- Section 11.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, (i) all or substantially all of the Equity Interests or property of any Subsidiary Guarantor are sold or otherwise transferred to a Per- son or Persons none of which is a Loan Party or (ii) any Subsidiary Guarantor becomes an Excluded Sub- sidiary (any such Subsidiary Guarantor, and any Subsidiary Guarantor referred to in clause (i), a “Trans- ferred Guarantor”), such Transferred Guarantor shall, upon the consummation of such sale or transfer or other transaction, be automatically released from its obligations under this Agreement (including under Section 10.05 hereof) and its obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document and, in the case of a sale of all or substantially all of the Equity Interests of the Transferred Guarantor, the pledge of such Equity Interests to the Administrative Agent pursuant to the Collateral Documents shall be automatically released, and, so long as the Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request (on which the Agents may conclusively rely), the Administrative Agent shall take such actions, reasonably requested by and at the sole expense of the Borrower, as are necessary to effect each release described in this Section 11.09 in accordance with the relevant provisions of the Collateral Documents (which actions shall be without re- course to, or representation or warranty by, the Administrative Agent); provided, that no Guarantor shall be released as provided in this paragraph if (i) such Guarantor continues to be an obligor in respect of any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)), (2) such Guarantor becomes an Excluded Subsidiary solely under clause (a) of the definition of “Excluded Subsidiary” unless at the time such Guarantor ceases to be a Restricted Subsidiary that is a wholly owned Restricted Subsidiary, the pri- mary purpose (as reasonably determined by the Borrower) of such transaction was not to evade the guar- antee required pursuant to this Agreement or (3) such Guarantor was an Optional Guarantor if such Op- tional Guarantor holds any Material Intellectual Property not owned by it prior to becoming an Optional Guarantor or acquired while an Optional Guarantor from a Person who is not the Borrower or a Restricted Subsidiary. When all Commitments hereunder have terminated (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Term Loan Secured Hedge Agreements), and all Loans or other Obligation hereunder which are accrued and payable have been paid or satisfied, this Agreement and the Guarantees made herein shall terminate with respect to all Obligations, except with respect to Obligations that expressly survive such repayment pursuant to the terms of this Agreement. Section 11.10 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 11.04. The provisions of this Section 11.10 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Se- cured Parties, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Se- cured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder. Section 11.11 Keepwell. Each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective -182- with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevo- cably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its Guaranteed Obligations under this Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby in- curred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 11.11 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Sec- tion shall remain in full force and effect until the payment in full of the Obligations. Each Qualified ECP Guarantor intends this Section 11.11 to constitute, and this Section 11.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. Section 11.12 Excluded Swap Obligations Limitation. Notwithstanding anything in this Article XI to the contrary, no Guarantor shall be required to make any payment pursuant to this Guarantee to any party, and the right of set-off provided in Section 10.09 shall not apply with respect to any Guarantor, in each case, with respect to Excluded Swap Obliga- tions, if any, of such Guarantor.